Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Exhibit 10.42

AIRBUS A319/A320/A321 PURCHASE AGREEMENT

Dated as of April 1, 2004

between

AVSA, S.A.R.L.,

Seller

and

ATLANTIC COAST AIRLINES

Buyer

CONTENTS

CLAUSES	TITLE
0	DEFINITIONS	1
1	SALE AND PURCHASE	10
2	SPECIFICATION	10
3	PRICE	12
4	PRICE REVISION	18
5	PAYMENT TERMS	18
6	INSPECTION	22
7	CERTIFICATION	23
8	BUYER’S TECHNICAL ACCEPTANCE	24
9	DELIVERY	26
10	EXCUSABLE DELAY AND TOTAL LOSS	27
11	INEXCUSABLE DELAY	30
12	WARRANTIES AND SERVICE LIFE POLICY	31
13	INTELLECTUAL PROPERTY INDEMNITY	52
14	TECHNICAL DATA AND SOFTWARE SERVICES	56
15	SELLER REPRESENTATIVES	62
16	TRAINING AND TRAINING AIDS	64
17	SUPPLIER PRODUCT SUPPORT	82
18	BUYER FURNISHED EQUIPMENT	83

i

CONTENTS

CLAUSES	TITLE
19	INDEMNITIES AND INSURANCE	87
20	ASSIGNMENTS AND TRANSFERS	89
21	TERMINATION	91
22	MISCELLANEOUS PROVISIONS	95
23	CERTAIN REPRESENTATIONS OF THE PARTIES	101

ii

CONTENTS

EXHIBITS
EXHIBITS A-1	STANDARD SPECIFICATION PORTION OF CD-ROM ENTITLED “SINGLE AISLE STANDARD SPECIFICATIONS AND CONFIGURATION GUIDES (JANUARY 2003)”	•

EXHIBIT A-2	SCNs	109

EXHIBIT B-1	SCN FORM	113

EXHIBIT B-2	MSCN FORM	•

EXHIBIT C	SELLER SERVICE LIFE POLICY	117

EXHIBIT D	CERTIFICATE OF ACCEPTANCE	119

EXHIBIT E	BILL OF SALE	120

EXHIBIT F	TECHNICAL DATA	123

APPENDIX 1 TO EXHIBIT F	LICENSE FOR USE OF SOFTWARE	138

APPENDIX 2 TO EXHIBIT F	LICENSE FOR USE OF AIRBUS ON-LINE SERVICES	145

ATTACHMENT 1 TO APPENDIX 2 TO EXHIBIT F	AIRBUS ON-LINE SERVICES	156

ATTACHMENT 2 TO APPENDIX 2 TO EXHIBIT F	REQUEST FOR CONNECTION TO AIRBUS ON-LINE SERVICES	162

EXHIBIT G	SELLER PRICE REVISION FORMULA	163

EXHIBIT H	PROPULSION SYSTEMS PRICE REVISION FORMULA	166

iii

PURCHASE AGREEMENT

This agreement is made this 1st day of April 2004

between

AVSA, S.A.R.L, a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at

2, rond-point Maurice Bellonte 31700 BLAGNAC FRANCE

(hereinafter referred to as the “Seller”)

and

ATLANTIC COAST AIRLINES, a corporation organized and existing under the laws of the State of California, United States of America, having its principal corporate offices located at

45200 Business Court Dulles, Virginia 20166

(hereinafter referred to as the “Buyer”)

WHEREAS the Buyer wishes to purchase and the Seller is willing to sell new Airbus A319-100, A320-200 and A321-200 model aircraft, on the terms and conditions herein provided; and

WHEREAS the Seller is a sales subsidiary of Airbus S.N.C. and will purchase such aircraft from Airbus S.N.C. for resale to the Buyer,

NOW THEREFORE IT IS AGREED AS FOLLOWS:

0 –	DEFINITIONS

For all purposes of this agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:

A319 Aircraft — any or all of the (i) A319 Firm Aircraft; (ii) Option Aircraft that have been converted into firmly ordered A319 aircraft; or (iii) A319 aircraft that have been converted from A320 Aircraft pursuant to this Agreement.

A319 Airframe — any A319 Aircraft, excluding the A319 Propulsion Systems.

A319 Firm Aircraft — any or all of the ten (10) firm A319-100 aircraft for which the delivery schedule is set forth in Clause 9.1.1 hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A319 Propulsion Systems installed thereon upon delivery.

A319 Propulsion Systems — the two (2) International Aero Engines IAE V2524-A5 powerplants installed on an A319 Aircraft at Delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), which are the powerplants for the A319 Aircraft defined and agreed in writing between the Buyer and International Aero Engines and that have been sold to the Manufacturer by International Aero Engines.

A319 Specification — the A319 Standard Specification as amended by the SCNs itemized in Exhibit A-2 hereto, including but not limited to an increase in the maximum takeoff weight (MTOW) from 64 to 75.5 metric tons, as such document may be further amended or modified in accordance with this Agreement (including, without limitation, by SCNs and MSCNs not listed in Exhibit A-2 as of the date hereof).

A319 Standard Specification — the A319 standard specification document number J.000.01000, Issue 4.1, dated April 30, 2001, published by the Manufacturer, a copy of which is annexed in Exhibit A-1 hereto.

A320 Aircraft — any or all of the (i) A320 Firm Aircraft; (ii) Option Aircraft that have been converted into firmly ordered A320 aircraft; or A320 aircraft that have been converted from A319 Aircraft pursuant to this Agreement.

A320 Airframe — any A320 Aircraft, excluding the A320 Propulsion Systems.

A320 Family Aircraft — Airbus A319-100, A320-200 or A321-200 model aircraft.

A320 Firm Aircraft — any or all of the five (5) firm A320-200 aircraft for which the delivery schedule is set forth in Clause 9.1.1 hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A320 Propulsion Systems installed thereon upon delivery.

A320 Propulsion Systems — the two (2) International Aero Engines IAE V2527-A5 powerplants installed on an A320 Aircraft at Delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), which are the powerplants for the A320 Aircraft defined and agreed in writing between the Buyer and International Aero Engines and that have been sold to the Manufacturer by International Aero Engines.

A320 Specification — the A320 Standard Specification as amended by the SCNs set forth in Appendix 1 to Exhibit A-2 hereto, including but not limited to an increase in the maximum takeoff weight (MTOW) from 73.5 to 77 metric tons, as such document as may be further amended or modified in accordance with this Agreement (including, without limitation, by SCNs and MSCNs not listed in Exhibit A-2 as of the date hereof).

A320 Standard Specification — the A320 standard specification document number D.000.02000, Issue 5.1 dated April 30, 2001, published by the Manufacturer, a copy of which annexed in Exhibit A-1 hereto.

A321 Aircraft — any or all of the (i) [***]; (ii) A321 aircraft [***] pursuant to the Agreement or (iii) A321 aircraft [***] pursuant to the Agreement.

A321 Airframe — any A321 Aircraft, excluding the A321 Propulsion Systems.

A321 Propulsion Systems — the two (2) International Aero Engines V2533-A5 powerplants installed on an A321 Aircraft at Delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), which are the powerplants for the A321 Aircraft defined and as may be agreed in writing between the Buyer and International Aero Engines and that may be sold to the Manufacturer by International Aero Engines.

A321 Specification — the A321 Standard Specification as amended by the SCNs set forth in Exhibit A-2 hereto, as may be further amended or modified in accordance with this Agreement (including, without limitation, by SCNs and MSCNs not listed in Exhibit A-2 as of the date hereof).

A321 Standard Specification — the A321-200 standard specification document number E.000.02000, Issue 2.1, dated April 30, 2001, published by the Manufacturer, which includes a maximum takeoff weight (MTOW) of 93 metric tons and two (2) auxiliary center tanks (ACTs), a copy of which is annexed in Exhibit A-1 hereto.

Additional Rolling Option Aircraft — any or all of the up to [***] A320 Family Aircraft that may be placed on option order and which may be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

Affected Aircraft — as defined in Clause 21.3 of this Agreement.

Affiliate — with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity, not including any of the Associated Contractors. For purposes of the preceding sentence, “control” of an entity shall mean having direct or indirect power to direct, or cause the direction of, the management or policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

Agreement — this Airbus A319/A320/A321 purchase agreement, including all exhibits and appendices attached hereto and any Letter Agreements between the Seller and the Buyer relating by their terms hereto, as the same may be amended or modified and in effect from time to time.

Aircraft — any or all of the A319 Aircraft, A320 Aircraft or A321 Aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.

Aircraft Warranty Period — as referred to in Clause 12.1.3 of this Agreement.

Airframe — any Aircraft, excluding the Propulsion Systems therefore.

ANACS — Airbus North America Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

AOLS — as referred to in Clause 14.11.3.2 of this Agreement.

AOLS License — as referred to in Clause 14.11.3.2 of this Agreement.

Applicable Date — as defined in Clause 21.3 of this Agreement.

Associated Contractors — collectively, the principal subcontractors of the Manufacturer, which are the following, including any successors thereto:

(1)	Airbus France, S.A.S., whose principal office is at 316, route de Bayonne 31060 Toulouse France

(2)	Airbus UK Ltd, whose principal office is at Warwick House PO Box 87 Farnborough Aerospace Centre Farnborough Hants GU14 6YU England

(3)	Airbus España S.L., whose principal office is at 404 Avenida de Aragon 28022 Madrid Spain

(4)	Airbus Deutschland GmbH , whose principal office is at Kreetslag 10 Postfach 95 01 09 21111 Hamburg Germany

ATA Specification 100 — the specification issued by the Air Transport Association of America relating to manufacturers’ technical data.

ATA Specification 101 — the specification issued by the Air Transport Association of America relating to ground equipment technical data.

ATA Specification 102 — the specification issued by the Air Transport Association of America relating to software programs.

ATA Specification 200 — the specification issued by the Air Transport Association of America relating to integrated data processing.

ATA Specification 300 — the specification issued by the Air Transport Association of America relating to the packaging of spare parts shipments.

ATA Specification 2000 — the specification issued by the Air Transport Association of America relating to an industry-wide communication system linking suppliers and users for the purposes of spares provisioning, purchasing, order administration, invoicing and information or data exchange.

ATA Specification 2100 — the specification issued by the Air Transport Association of America relating to the standards for the presentation of technical information prepared as digital media (magnetic tape or CD ROM).

Aviation Authority — when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

Balance of the Final Contract Price — means the amount payable by the Buyer to the Seller on the Delivery Date for an Aircraft after deducting from the Final Contract Price for such Aircraft the amount of all Predelivery Payments received by the Seller from the Buyer in respect of such Aircraft on or before the Delivery Date for such Aircraft.

Base Price — for any Aircraft, Airframe, SCNs or Propulsion Systems, as more completely defined in Clause 3.1 of this Agreement.

Buyer Furnished Equipment (BFE) — for any Aircraft, all the items of equipment that will be furnished by the Buyer and installed or intended to be installed in the Aircraft by the Seller, as defined in the Specification.

Certificate of Acceptance — as referred to in Clause 8.3 of this Agreement.

Change in Law — as defined in Clause 7.3.1 of this Agreement.

Claims — as defined in Clause 13.1.1 of this Agreement.

Customer Originated Changes (COC) — Buyer-originated data that are introduced into Seller’s Technical Data and Documentation, as more completely set forth in Clause 14.10 of this Agreement.

Customization Milestone Chart — as referred to in Clause 2.2 of this Agreement.

Delivery — the transfer of title to the Aircraft from the Seller to the Buyer, in accordance with Clause 9.

Delivery Date — the date on which Delivery will occur, or occurs, as the context may require.

Delivery Location — the facilities of the Manufacturer at the location of final assembly of the Aircraft, which is currently at Airbus France S.A.S. works in Toulouse, France, for the A320 model aircraft, and at Airbus Deutschland GmbH works in Hamburg, Germany, for the A319 and A321 model aircraft.

Development Changes — as defined in Clause 2.1.2.4 of this Agreement.

DGAC — the Direction Générale de l’Aviation Civile of France, or any successor thereto.

EASA — European Aviation Safety Agency or any successor agency thereto.

Excusable Delay — delay in delivery or failure to deliver an Aircraft due to causes specified in Clause 10.1 of this Agreement.

Export Certificate of Airworthiness — an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

FAA — the U.S. Federal Aviation Administration, or any successor thereto.

Failure — as defined in Clause 12.2.1(ii) of this Agreement.

Final Contract Price — as defined in Clause 3.2 of this Agreement.

Firm Aircraft — the A319 Firm Aircraft and the A320 Firm Aircraft.

Free Carrier (FCA) — defined in Incoterms 2000: ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce in 1999.

Indemnitee — as referred to in Clause 19.3 of this Agreement.

Indemnitor — as referred to in Clause 19.3 of this Agreement.

Inexcusable Delay — as referred to in Clause 11.1 of this Agreement.

In-house Warranty — as referred to in Clause 12.1.8 of this Agreement.

In-house Warranty Labor Rate — as defined in Clause 12.1.8(v)(b) of this Agreement.

Initial Option Aircraft — any or all of the [***] A320 Family Aircraft on option order, which may be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

Initial Payment — each of the initial payment amounts described in Clause 5.3 of this Agreement.

Item — as defined in Clause 12.2.1(i) of this Agreement.

Interface Problem — as defined in Clause 12.4.1 of this Agreement.

LBA — Luftfahrt-Bundesamt of Germany or any successor thereto.

LIBOR — the London Interbank Offered Rate for each stated interest period, determined on the basis of the offered rates for deposits in US dollars, for six-months deposits in US dollars, as it appears on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) before the first day of an interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of all such offered rates rounded to the nearest one-hundred thousandth of a basis point. If only one (1) offered rate appears, the rate for that interest period will be “LIBOR” as quoted by National Westminster Bank, plc. “Reuters Screen LIBO Page” means the display designated as page “LIBO” on the Reuters Monitor Money Rates Service (or any successor to such page or service).

Losses — as referred to in Clause 19.1 of this Agreement.

Manufacturer — Airbus, a Société en Nom Collectif, of the Republic of France.

Manufacturer Specification Change Notice (MSCN) — as defined in Clause 2.1.2.3 of the Agreement.

Newco — as referred to in Clause 20.4 of this Agreement.

Option Aircraft — any or all of the Initial Option Aircraft, Rolling Option Aircraft and Additional Rolling Option Aircraft.

Overdue Rate — as defined in Clause 5.6.

Paris Convention — as referred to in Clause 13.1.1(iv) of this Agreement.

Party — either of the Buyer or the Seller, as context may require.

Predelivery Payment — any of the payments made in accordance with Clause 5.2 of this Agreement.

Predelivery Payment Reference Price — as defined in Clause 5.2.2 of this Agreement.

Propulsion Systems — any or all of the A319 Propulsion Systems, A320 Propulsion Systems or A321 Propulsion Systems.

Propulsion Systems Price Revision Formula — the Propulsion Systems price revision formula set forth in Exhibit H hereto.

Ready for Delivery — when (i) the Technical Acceptance Process has been successfully completed for an Aircraft and (ii) the Export Certificate of Airworthiness has been issued for such Aircraft.

Reference Price — as set forth in Clause 3.1.2 of the Agreement.

Resident Customer Support Representative — as defined in Clause 15.2.1 of this Agreement.

Rolling Option Aircraft — any or all of the up to [***] A320 Family Aircraft that may be placed on option order pursuant to this Agreement and which may be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

Scheduled Delivery Month — as defined in Clause 9.1.1 of the Agreement.

Seller Price Revision Formula — the airframe price revision formula set forth in Exhibit G hereto.

Service Life Policy — as set forth in Clause 12.2 of this Agreement.

Software License — as referred to in Clause 14.11.1 of this Agreement.

Specification — any or all of the A319 Standard Specification, A320 Standard Specification, or A321 Standard Specification, as the context may require.

Specification Change Notice (SCN) — as described in Clause 2.1.2.2 of this Agreement.

Supplier — any supplier of Supplier Parts.

Supplier Part — any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof, not including the Propulsion Systems or Buyer Furnished Equipment, for which there exists a Supplier Product Support Agreement.

Supplier Product Support Agreement — an agreement between the Manufacturer and a Supplier containing enforceable and transferable warranties (and in the case of landing gear suppliers, service life policies for selected structural landing gear elements).

Technical Data — as defined in Clause 14.1 of this Agreement and as described in Exhibit F hereto.

Technical Acceptance Process — as defined in Clause 8.1.1 of this Agreement.

Total Loss — as referred to in Clause 10.4 of this Agreement.

Training Conference — as defined in Clause 16.4.1 of this Agreement.

Training Course Catalog — as referred to in Clause 16.4.1 of this Agreement.

Type Certificate — as defined in Clause 7.1 of this Agreement.

Warranted Part — as defined in Clause 12.1.1 of this Agreement.

Warranty Claim — as defined in Clause 12.1.7(v) of this Agreement.

Working Day — with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a legal holiday in the jurisdiction in which such action is required to be taken.

The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement, and not a particular Clause thereof. The definition of a singular in this Clause will apply to plurals of the same words.

Technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

1 –	SALE AND PURCHASE

The Seller will cause to be manufactured and will sell and deliver, and the Buyer will purchase from the Seller and take delivery of, the Aircraft at the Delivery Location, subject to the terms and conditions in this Agreement.

2 –	SPECIFICATION

2.1	Specification Documents

2.1.1	Specification

The A319 Aircraft will be manufactured in accordance with the A319 Specification. The A320 Aircraft will be manufactured in accordance with the A320 Specification. The A321 Aircraft will be manufactured in accordance with the A321 Specification.

2.1.2	Specification Amendment

2.1.2.1	Specification Amendment Process

The Parties understand and agree that the Specifications may be amended following signature of this Agreement. Any such amendment will take the written form of a “Specification Change Notice” (SCN) or Manufacturer’s Specification Change Notice (MSCN). The contents of each of these documents are described below in Clauses 2.1.2.2 and 2.1.2.3. Implementation of an SCN or MSCN may affect a range of operational and maintenance matters; however, neither of these documents discusses these matters.

Before an SCN or MSCN is binding, the Seller will inform the Buyer in writing (which may be in the form of e-mails or minutes of meetings) as to the impact, if any, the SCN or MSCN, as applicable, may have on the Buyer’s [***], design, [***], weight, maintenance requirements, operational requirements, [***] or performance of the Aircraft affected thereby, inter-changeability, replaceability or intermixability (compatible with Aircraft that have either been delivered (as configured at Delivery) or are to be delivered) requirements of the Specification with respect to any Aircraft, parts or components thereof of the affected Aircraft. These disclosures shall include references to Technical Data for maintenance such as the AMM, AWM, IPC and MPD, and/or to Technical Data for operations such as the AFM, FCOM and MMEL, as applicable. The maintenance and operational impact of such modification, if incorporated in the Aircraft, will be incorporated in the relevant portions of the Technical Data in accordance with the Seller’s obligations in Clause 14.2.4

To initiate an SCN, the Buyer will submit to the Seller a request for change, if required. In addition, for certain amendments to the Specification requiring an SCN, prior to finalization of such SCN, a study must be conducted for the Seller to determine whether such amendment is feasible and for the Buyer to decide whether to have an SCN implemented. Such a feasibility study will be the subject of a separate SCN to be signed by the Parties. Following the Buyer’s receipt of the results of such study and the information the Seller has provided pursuant to the preceding paragraph, the Buyer may elect to sign the SCN amending the Specification.

2.1.2.2	Specification Change Notice

The Specifications may be amended in writing by the Buyer and the Seller by a Specification Change Notice (SCN) in substantially the form set out in Exhibit B-1 hereto. An SCN will set out the SCN’s effectivity and will also set forth, in detail, the particular change to be made to the applicable Specification and the effect, if any, of such change on design, [***], performance, weight, Delivery Date of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification, and text of the applicable Specification with respect to any affected Aircraft parts or components thereof listed in the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment if any, will be specified in the SCN.

2.1.2.3	Manufacturer Specification Change Notice

The Specifications may also be amended in writing by the Seller by a “Manufacturer’s Specification Change Notice” (MSCN) in substantially the form set out in Exhibit B-2 hereto. An MSCN will set out the MSCN’s effectivity and will also set forth, in detail, the particular change to be made to the applicable Specification and the effect, if any, of such change on design, [***], performance, weight, Delivery Date of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification, and text of the applicable Specification with respect to any affected Aircraft parts or components thereof listed in the Specification. An MSCN may result in an adjustment of the Base Price of the Aircraft, which adjustment, if any, will be specified in the MSCN. MSCNs will be subject to the Buyer’s acceptance, except in the case of changes resulting from Airworthiness Directives, government-mandated regulations or equipment obsolescence. [***].

2.1.2.4	Development Changes

Also, changes may be made by the Seller without the Buyer’s consent by a Manufacturer’s Information Document (MID) when changes to the applicable Aircraft are deemed by the Seller to be necessary to improve the Aircraft affected thereby, prevent delay or ensure compliance with this Agreement (“Development Changes”), and such Development Changes do not adversely affect price, Delivery

Date, [***], design, [***], weight, [***] or performance, interchangeability, replaceability or intermixability (compatible with Aircraft that have either been delivered or are to be delivered) requirements of the Specification with respect to the Aircraft affected thereby. A Development Change may affect the Buyer’s maintenance or operational requirements, however, when taking into consideration the expected benefit of such Development Change to the Buyer, such change [***].

2.2	Customization Milestones Chart

The Seller will provide the Buyer with a customization milestones chart, defining the lead times before Delivery needed for agreeing on items requested by the Buyer from the Standard Specifications and Configuration Guides CD-ROM made available by the Seller (the “Customization Milestone Chart”). The Seller will provide the Customization Milestone Chart sufficiently in advance of the lead times required in the Customization Milestone Chart to allow the Buyer to make any required determinations.

2.3	Propulsion Systems

2.3.1	A319 Airframe

The A319 Airframe will be equipped with the A319 Propulsion Systems.

2.3.2	A320 Airframe

The A320 Aircraft will be equipped with the A320 Propulsion Systems.

2.3.3	A321 Airframe

The A321 Aircraft will be equipped with the A321 Propulsion Systems.

3 –	PRICE

3.1	Base Price of the Aircraft

The Base Price of each Aircraft is the sum of:

(i)	the Base Price of the applicable Airframe, and

(ii)	the Base Price of the applicable Propulsion Systems for the Aircraft.

3.1.1	Base Price of the Airframe

3.1.1.1	A319 Airframe

The Base Price of the A319 Airframe is the sum of the Base Prices set forth below in (i), (ii) and (iii):

(i)	the Base Price of the A319 Airframe, as defined in the A319 Standard Specification, excluding Buyer Furnished Equipment, and SCNs, at delivery conditions prevailing in January 2003, which is:

US $ [***]

(US dollars — [***]),

(ii)	the Base Price of any and all SCNs for the A319 Aircraft mutually agreed upon prior to the signature of this Agreement and set forth in Exhibit A-2 hereto (but excluding the SCN described below in Clause 3.1.1.1(iii)), at delivery conditions prevailing in January 2003, which is:

US $ [***]

(US dollars — [***]), and

(iii)	the Base Price of the SCN for the increase in maximum takeoff weight from 64 metric tons to 75.5 metric tons, which is:

US $ [***]

(US dollars — [***]).

3.1.1.2	A320 Airframe

The Base Price of the A320 Airframe is the sum of the Base Prices set forth below in (i), (ii) and (iii):

(i)	the Base Price of the A320 Airframe, as defined in the A320 Standard Specification, excluding Buyer Furnished Equipment and SCNs, at delivery conditions prevailing in January 2003, which is:

US $ [***]

(US dollars — [***]), and

(ii)	the Base Price of any and all SCNs for the A320 Aircraft mutually agreed upon prior to the signature of this Agreement and set forth in Exhibit A-2 hereto (but excluding the SCN described below in Clause 3.1.1.2.(iii)), at delivery conditions prevailing in January 2003, which is:

US $ [***]

(US dollars — [***]), and

(iii)	the Base Price of the SCN for the increase in maximum takeoff weight from 73.5 metric tons to 77 metric tons, which is:

US $ [***]

(US dollars — [***]).

3.1.1.3	A321 Airframe

The Base Price of the A321 Airframe is the sum of the Base Prices set forth below in (i) and (ii):

(i)	the Base Price of the A321 Airframe, as defined in the A321 Standard Specification, excluding Buyer Furnished Equipment, the increase in maximum takeoff weight to 93 metric tons, and the two (2) auxiliary center tanks, at delivery conditions prevailing in January 2003, which is:

US $ [***]

(US dollars — [***]), and

(ii)	the Base Price of any and all SCNs mutually agreed upon prior to the signature of this Agreement and set forth in Exhibit A-2 hereto, at delivery conditions prevailing in January 2003, which is:

US $ [***]

(US dollars — [***]).

3.1.2	Base Price of the Propulsion Systems

3.1.2.1	Base Price of the A319 Propulsion Systems

The Base Price of the A319 Propulsion Systems, at delivery conditions prevailing in January 2003, is:

US $ [***]

(US dollars — [***]).

Said Base Price has been calculated from the Reference Price for the A319 Propulsion Systems indicated by International Aero Engines of US $ [***] (US dollars — [***]) in accordance with delivery conditions prevailing in January 2001.

3.1.2.2	Base Price of the A320 Propulsion Systems

The Base Price of the A320 Propulsion Systems, at delivery conditions prevailing in January 2003, is:

US $ [***]

(US dollars — [***]).

Said Base Price has been calculated from the Reference Price for the A320 Propulsion Systems indicated by International Aero Engines of US $ [***] (US dollars — [***]) in accordance with delivery conditions prevailing in January 2001.

3.1.2.3	Base Price of the A321 Propulsion Systems

The Base Price of the A321 Propulsion Systems, at delivery conditions prevailing in January 2003, is:

US $ [***]

(US dollars — [***]).

Said Base Price has been calculated from the Reference Price for the A321 Propulsion Systems indicated by International Aero Engines of US $ [***] (US dollars — [***]) in accordance with delivery conditions prevailing in January 2001.

3.2.	Final Contract Price

3.2.1	The Final Contract Price of an A319 Aircraft will be the sum of:

(i)	the Base Price of the A319 Airframe, as adjusted to the Delivery Date of such A319 Aircraft in accordance with the Seller Price Revision Formula;

(ii)	the price of any SCNs for the A319 Aircraft entered into after the date of signature of this Agreement, as adjusted (as applicable) to the Delivery Date of the applicable A319 Aircraft in accordance with the Seller Price Revision Formula;

(iii)	the Reference Price of the A319 Propulsion Systems constituting a part of such A319 Aircraft, as adjusted to the Delivery Date of such A319 Aircraft in accordance with the Propulsion Systems Price Revision Formula; and

(iv)	any other amount pursuant to any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A319 Aircraft that, in both cases, expressly states an amount to be included in the Final Contract Price of an A319 Aircraft.

3.2.2	The Final Contract Price of an A320 Aircraft will be the sum of:

(i)	the Base Price of the A320 Airframe, as adjusted to the Delivery Date of such A320 Aircraft in accordance with the Seller Price Revision Formula;

(ii)	the price of any SCNs for the A320 Aircraft entered into after the date of signature of this Agreement, as adjusted (as applicable) to the Delivery Date of the applicable A320 Aircraft in accordance with the Seller Price Revision Formula;

(iii)	the Reference Price of the A320 Propulsion Systems constituting a part of such A320 Aircraft, as adjusted to the Delivery Date of such A320 Aircraft in accordance with the Propulsion Systems Price Revision Formula; and

(iv)	any other amount pursuant to any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 Aircraft that, in both cases, expressly states an amount to be included in the Final Contract Price of an A320 Aircraft.

3.2.3	The Final Contract Price of an A321 Aircraft will be the sum of:

(i)	the Base Price of the A321 Airframe, as adjusted to the Delivery Date of such A321 Aircraft in accordance with the Seller Price Revision Formula;

(ii)	the price of any SCNs for the A321 Aircraft entered into after the date of signature of this Agreement, as adjusted (as applicable) to the Delivery Date of the applicable A321 Aircraft in accordance with the Seller Price Revision Formula;

(iii)	the Reference Price of the A321 Propulsion Systems constituting a part of such A321 Aircraft, as adjusted to the Delivery Date of such A321 Aircraft in accordance with the Propulsion Systems Price Revision Formula; and

(iv)	any other amount pursuant to any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A321 Aircraft that, in both cases, expressly states an amount to be included in the Final Contract Price of an A321 Aircraft.

3.3	Taxes, Duties and Imposts

3.3.1	Except for taxes based on or measured by net income of the Buyer or any taxes of a similar nature or charges levied against the Buyer or its Affiliates for the privilege of doing business in any jurisdiction, the Seller will pay any and all taxes, duties, imposts or similar charges of any nature whatsoever that are (i) imposed upon the Buyer, (ii) imposed upon the Seller with an obligation on the Buyer to withhold or collect the amount thereof from the Seller or (iii) imposed upon the Buyer with an obligation on the Seller to withhold or collect such amount from the Buyer, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery, use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder (excluding Buyer Furnished Equipment), provided such taxes, duties, imposts or similar charges have been levied, assessed, charged, or collected under laws promulgated and enforceable in the country of the Delivery Location [***] on or before Delivery ([***]) of such Aircraft.

3.3.2	Except for taxes based on or measured by net income of the Seller or any taxes of a similar nature or charges levied against the Seller or its Affiliates for the privilege of doing business in any jurisdiction, the Buyer will pay any and all taxes, duties, imposts or similar charges of any nature whatsoever that are (i) imposed upon the Seller, (ii) imposed upon the Buyer with an obligation on the Seller to collect the amount thereof for the Buyer or (iii) imposed upon the Seller with an obligation for the Buyer to withhold such amount from the Seller, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery or use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected under laws promulgated and enforceable [***].

3.3.3	If either Party receives a notice of claim or assessment of a tax for which the other Party may be liable under Clause 3.3.1 or 3.3.2, the Party receiving the notice shall promptly forward such notice to the other Party. Upon receipt of such notice, the other Party shall promptly notify the receiving Party whether it, in its sole discretion, elects to contest such claim or assessment. If the other Party elects to pursue such contest, it shall control such contest and shall pay all costs and expenses of pursuing such contest. If the other Party elects not to pursue a contest of such claim, the receiving Party may, at its own expense, elect to contest such claim, provided, however, that the other Party’s liability under Clause 3.3.1 or 3.3.2 shall not exceed the amount for which it would have otherwise been liable in the absence of such a contest.

3.3.4	The Seller will arrange for the exportation of the Aircraft from the country of the Delivery Location and will pay any customs duties, taxes and fees required to be paid with respect to such exportation of the Aircraft.

3.3.5	The Buyer will arrange for the importation of the Aircraft into any country or jurisdiction of its choosing and will pay any customs duties, taxes and fees required to be paid with respect to such importation of the Aircraft. The Seller will reasonably assist the Buyer in arranging such importation upon the Buyer’s request.

3.3.6	[***]. Nothing in this Clause 3.3.6 will relieve either of the Parties of any of their respective obligations under Clause 3.3.4 or 3.3.5, as applicable, or compel either Party to act in contravention of any regulations existing when the Aircraft is removed from the Delivery Location.

4 -	PRICE REVISION

4.1	Seller Price Revision Formula

The Base Prices of the Airframe and of SCNs are subject to revision up to and including the Delivery Date, in accordance with the Seller Price Revision Formula.

4.2	Propulsion Systems Price Revision

The Propulsion Systems Reference Price is subject to revision in accordance with the Propulsion Systems Price Revision Formula up to and including the Delivery Date.

4.3	Modification of Propulsion Systems Reference Price and Propulsion Systems Price Revision Formula

The Propulsion Systems Reference Prices, the prices of the related equipment and the Propulsion Systems Price Revision Formula are based on information received from the Propulsions Systems manufacturer and are subject to amendment by the Propulsion Systems manufacturer at any time prior to Delivery. If the Propulsion Systems manufacturer makes any such amendment, the amendment will be automatically incorporated into this Agreement and the Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula will be adjusted accordingly. Each Party agrees to notify the other Party as soon as it receives notice of any such amendment from the Propulsion Systems manufacturer.

5 -	PAYMENT TERMS

5.1	The Buyer will pay the Predelivery Payments, the Balance of the Final Contract Price and any other amount due hereunder in immediately available funds in United States dollars to Credit Lyonnais, New York Branch, for transfer by Credit Lyonnais to the Seller’s account with Credit Lyonnais at 1, Esplanade Compans Caffarelli, 31000 Toulouse, France, or to such other account within the United States as may be designated by the Seller.

The Seller will pay any amount due the Buyer hereunder in immediately available funds in United States dollars to such account within the United States as the Buyer may designate in writing to the Seller.

5.2	Predelivery Payments

5.2.1	Predelivery Payments will be paid by the Buyer to the Seller for each Aircraft. Predelivery Payments are nonrefundable (although amounts equal to Predelivery Payments may be paid to the Buyer under Clauses 10.4 and 11.3 of this Agreement). The Buyer will pay Predelivery Payments to the Seller totalling [***] of the Predelivery Payment Reference Price defined below in Clause 5.2.2.

5.2.2	The Predelivery Payment Reference Price is defined as:

A =	Pb (1 + 0.04N)

where

A =	the Predelivery Payment Reference Price for an Aircraft to be delivered in calendar year T.

Pb =	the Base Price of the Aircraft as defined in Clause 3 above.

N =	(T – 2003).

T =	the year of delivery of the relevant Aircraft.

5.2.3	Predelivery Payments will be paid according to the following schedule.

Percentage of
Predelivery
Payment
Payment Date		Reference Price
[***]	On signature of this Agreement No later than the first Working Day of the following months:	[***] ([***])
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	TOTAL PAYMENT PRIOR TO DELIVERY	[***]

All Predelivery Payments for which the payment due date falls before signature of this Agreement will be paid at signature of this Agreement.

5.2.4	The Seller will be entitled to hold and use any Predelivery Payment as absolute owner thereof subject to (i) the obligation to deduct Predelivery Payments from the Final Contract Price when calculating the Balance of the Final Contract Price, (ii) Clause [***] of the Agreement, (iii) Clause [***] of the Agreement, or (iv) [***] Predelivery Payments as may be set forth elsewhere in this Agreement. The Seller will be under no obligation to segregate any Predelivery Payment from the Seller’s funds generally.

5.3	Initial Payment

The Seller acknowledges that it has received from the Buyer the sum of US $[***] (U.S. dollars — [***]), which represents an initial payment of US $[***] (US dollars — [***]) for each Firm Aircraft. The Initial Payment paid with respect to each particular Aircraft will be credited without interest against the first Predelivery Payment for such Aircraft.

5.4	Payment of Balance of the Final Contract Price

Concurrently with each Delivery, the Buyer will pay to the Seller the Balance of the Final Contract Price for the applicable Aircraft. The Seller’s receipt of the full amount of all Predelivery Payments and of the Balance of the Final Contract Price, including any amounts due under Clause 5.6, will be a condition precedent to the Seller’s obligation to deliver such Aircraft to the Buyer.

5.5	Payment Set Off

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between the Buyer and the Seller and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by the Buyer or its Affiliates, and not be paid in full in immediately available funds on the date due, then the Seller will have the right to debit and apply, in whole or in part, the unused amount of any credit made available by the Seller to the Buyer against such unpaid amount. The Seller will promptly notify the Buyer in writing after such debiting and application.

5.6	Overdue Payments

If any payment due under this Agreement to the Seller, [***] is not received by the Seller on the date or dates agreed on between the Buyer and the Seller, the Seller will have the right to claim from the Buyer, and the Buyer will promptly pay to the Seller on receipt of such claim interest, at [***] (as established by [***] or any successor thereto) [***] per year (the “Overdue Rate”) on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller. The Seller’s right to receive such interest will be in addition to any other rights of the Seller hereunder or at law. [***].

5.7	Proprietary Interest

Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement. This Clause 5.7 will not apply to BFE, which BFE will, at all times, except as otherwise agreed elsewhere in the Agreement, remain the property of the Buyer.

5.8	Payment in Full

The Buyer’s obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments will be made without deduction or withholding of any kind. The Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts to the Seller as may be necessary so that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

6 -	INSPECTION

6.1	Inspection Procedures

6.1.1	All work to be carried out on the Aircraft and all materials and parts thereof will be open to inspection during business hours by duly authorized representatives of the Buyer or its designee at the respective works of the Manufacturer, Associated Contractors and, if possible, at the works of their respective subcontractors. These representatives will have access to such relevant technical data as are reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Manufacturer or Associated Contractors will be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof will take place only in the presence of the respective inspection department personnel of the Manufacturer or Associated Contractors or their subcontractors. The Parties will cooperate to ensure the reasonable availability of the respective inspection department personnel of the Manufacturer or Associated Contractors or their subcontractors and [***] on procedures for such inspections.

6.1.2	All inspections, examinations and discussions with the Manufacturer’s, Seller’s, Associated Contractors’ or their respective subcontractors’ engineering or other personnel by the Buyer and its representatives will be performed in such a manner as not to delay or hinder either the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event will the Buyer or its representatives be permitted to inspect any aircraft other than the Aircraft [***]. The Seller will not permit anyone other than the Buyer, its representatives, and concerned governmental agencies to inspect the Aircraft without the Buyer’s prior consent, such consent not to be unreasonably withheld.

6.1.3	If, as a result of any inspection or examination of an Aircraft conducted by the Buyer pursuant to this Clause 6, [***]).

6.2	Representatives

For the purposes of Clause 6.1 above, starting at a mutually agreed date until Delivery of the last Aircraft, the Seller will furnish free of charge secretarial assistance and suitable space, office equipment and facilities in or conveniently located with respect to the Delivery Location for the use of not more than four (4) representatives of the Buyer during the aforementioned period. The Seller will also provide to the Buyer’s representative during the aforementioned period, free of charge, reasonable use of electronic mail, internet access, facsimile and telephone service.

7	CERTIFICATION

Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to the Aircraft.

7.1	Type Certification

The Aircraft have been type certificated under EASA procedures for joint certification in the transport category. The Seller will obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness.

7.2	Export Certificate of Airworthiness

Subject to the provisions of Clause 7.3, each Aircraft will be delivered to the Buyer with an Export Certificate of Airworthiness issued by the DGAC or the LBA, as applicable, and in a condition enabling the Buyer (or an eligible person under then applicable law) to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations.

If the FAA requires a modification to comply with additional aircraft import requirements and/or supply of additional data before the issuance of the Export Certificate of Airworthiness, the parties hereto will sign an SCN for such modification, which the Seller will incorporate as specified in such SCN, and/or the Seller will provide such data at costs to be borne by the Buyer.

7.3	Specification Changes Before Delivery

7.3.1	If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by the EAS that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness (a “Change in Law”), the Seller will make the required modification and the parties hereto will sign an SCN.

7.3.2	The Seller will as far as practicable, but at its sole discretion and without prejudice to Clause 7.3.3 (ii), take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

7.3.3	The cost of implementing the required modifications referred to in Clause 7.3.1 above will be:

(i)	for the account of the Seller if a Change in Law became effective before the date of this Agreement, and

(ii)	shared equally by the Seller and the Buyer if Change in Law becomes effective after the date of this Agreement but before the Aircraft is Ready for Delivery.

7.3.4	Notwithstanding the provisions of Clauses 7.3.3 (i) and (ii), if a Change in Law relates to an item of BFE or to the Propulsion Systems (and, in particular, to engine accessories, quick engine change units or thrust reversers) the costs will be borne in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the BFE or the Propulsion Systems, as applicable, and the Seller will have no obligation with respect thereto.

7.4	Specification Changes After Delivery

Nothing in Clause 7.3 will require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery will be at the Buyer’s expense.

7.5	Certificate of Sanitary Construction

The Seller will assist the Buyer in obtaining at time of delivery of the first A319 Aircraft and first A320 Aircraft a Certificate of Sanitary Construction issued by the US Public Health Service Food and Drug Administration.

8 -	BUYER’S TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery, the Aircraft will undergo a technical acceptance process developed by the Seller (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the applicable Specification. Should it be established that the Aircraft fails to complete the Technical Acceptance Process satisfactorily, the Seller will without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft in order to complete the Technical Acceptance Process.

8.1.2	The Technical Acceptance Process will

(i)	start on a date notified by the Seller to the Buyer at least ten (10) days in advance,

(ii)	take place at the Delivery Location,

(iii)	be carried out by the personnel of the Seller,

(iv)	include a technical acceptance flight, which will not exceed three (3) hours, and

(v)	conclude in five (5) working days

8.2	Buyer’s Attendance

8.2.1	The Buyer is entitled to attend and observe the Technical Acceptance Process.

8.2.2	If the Buyer attends the Technical Acceptance Process, the Buyer

(i)	will comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within five (5) working days, and

(ii)	may have a maximum of four (4) of its representatives (no more than three (3) of whom will have access to the cockpit at any one time) accompany the Seller’s representatives on the technical acceptance flight, during which the Buyer’s representatives will comply with the instructions of the Seller’s representatives.

8.2.3	If the Buyer does not attend or fails to cooperate in the Technical Acceptance Process, the Seller will [***] Clause 8.1. [***].

8.3	Certificate of Acceptance

Upon successful completion of the Technical Acceptance Process, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”) hereto.

8.4	Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft will constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance. Nothing in this Clause 8.4 shall be deemed to operate as a waiver of any other right or remedy that the Buyer may enjoy under this Agreement.

8.5	Aircraft Utilization

The Seller will, without payment or other liability, be entitled to use the Aircraft before Delivery to obtain the certificates required under Clause 7. Such use will not prejudice the Buyer’s obligation to accept Delivery hereunder.

9 -	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Firm Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”):

The Scheduled Delivery Months for the A319 Firm Aircraft are as follow:

A319 Firm Aircraft	Month/Year of Delivery

1	[***]
2	[***]
3	[***]
4	[***]
5	[***]
6	[***]
7	[***]
8	[***]
9	[***]
10	[***]

The Scheduled Delivery Months for the A320 Firm Aircraft are as follow:

A320 Firm Aircraft	Month/Year of Delivery

1	[***]
2	[***]
3	[***]
4	[***]
5	[***]

9.1.2	The Seller will give the Buyer [***]. Thereafter, the Seller will give the Buyer [***] written notice of the anticipated date on which the Aircraft will be Ready for Delivery. Thereafter, on becoming aware of any change to when the Aircraft will be Ready for Delivery, the Seller will promptly notify the Buyer of such change and confirm a new date, which date will allow the Buyer reasonable advance notice to attend the Technical Acceptance Process.

9.1.3	[Intentionally left blank.]

9.1.4	The Seller will transfer title to the Aircraft to the Buyer free and clear of all liens, claims, charges or encumbrances of any kind whatsoever, except any liens, charges or encumbrances applicable to BFE (other than those arising by or through the Seller, its Affiliates or the Associated Contractors provided that the Balance of the Final Contract Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller hereby warrants that there will not be any liens, claims, charges or encumbrances on the BFE arising through the Seller, its Affiliates and the Associated Contractors and its affiliates. The Seller will provide the Buyer with a bill of sale in the form of Exhibit E hereto and/or such other documentation confirming transfer of title and receipt of the Final Contract Price as may reasonably be requested by the Buyer. Property interest in and risk of loss of or damage to the Aircraft will also be transferred to the Buyer on Delivery.

9.1.5	If the Buyer fails to (i) deliver the signed Certificate of Acceptance to the Seller on or before the Delivery Date, or (ii) pay the Balance of the Final Contract Price for the Aircraft to the Seller on the Delivery Date, then the Buyer will be deemed to have rejected Delivery without warrant when the Aircraft was duly tendered to the Buyer hereunder. If the Buyer rejects the Aircraft, the Seller will retain title to the Aircraft and the Buyer will indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from the Buyer’s rejection, it being understood that the Seller will be under no duty to store, park, or otherwise protect the Aircraft. These rights of the Seller will be in addition to the Seller’s other rights and remedies in this Agreement.

9.2	Flyaway

All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer. The Buyer will make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

9.2.3	The Buyer will remove each Aircraft from the Delivery Location [***]. During any such period following Delivery, [***].

10 -	EXCUSABLE DELAY AND TOTAL LOSS

10.1	Scope of Excusable Delay

Neither the Seller, the Manufacturer, the Associated Contractors, nor any Affiliate of any of the foregoing, will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller’s, the Manufacturer’s or any Associated Contractor’s control (“Excusable Delay”), including, but not limited to (provided that in each case such event is due to causes reasonably beyond the Seller’s, the Manufacturer’s or any Associated Contractor’s control): (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification after due and timely diligence; inability after due and timely diligence to procure materials, accessories, equipment or parts; or failure of a subcontractor or Supplier to furnish materials, components, accessories, equipment or parts; (ii) any delay caused by the Buyer; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment. Notwithstanding the foregoing, Excusable Delay will not include any delay occasioned by the Seller’s, the Manufacturer’s or the Associated Contractor’s fault or negligence.

10.2	Consequences of Excusable Delay

10.2.1	If an Excusable Delay occurs the Seller will:

(i)	as soon as practicable notify the Buyer of such Excusable Delay after becoming aware of the same, [***];

(ii)	not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iii)	not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iv)	promptly after the removal of the cause of the delay, resume performance of any of its obligations ([***]) under this Agreement that may have been suspended during the period of the Excusable Delay and so inform Buyer of the same;

(v)	use its commercially reasonable efforts to remove or alleviate the cause of such Excusable Delay as quickly as possible; and

(vi)	keep the Buyer informed on a regular basis through the above process.

10.3	[***]

10.3.1	If any [***] as a result of [***] for a period of more than [***] after the last day of the Scheduled Delivery Month, ([***]), [***] as the case may be. However, [***].

10.3.2	If any [***] as a result of [***] for a period of more than [***] after the last day of the Scheduled Delivery Month, [***] period or, within [***] for a period of more than [***] after the last day of the Scheduled Delivery Month, as the case may be. However, [***].

10.3.3	[***], then the Seller will be entitled to reschedule delivery. The [***] to terminate this Agreement under the terms of Clause 10.3.1. or 10.3.2 as the case may be), [***]. The Seller will notify the Buyer of the new Scheduled Delivery Month after the [***] ([***]), and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.1 of the Agreement.

10.4	Total Loss, Destruction or Damage

If prior to Delivery of an Aircraft, such Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair [***] (“Total Loss”), the Seller will give written notice to the Buyer to this effect within [***] of such Total Loss and [***] of the event of Total Loss. The Seller will include in said notice (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities ([***]) that an aircraft to replace the Aircraft may be delivered to the Buyer, and the Scheduled Delivery Month will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that, if the Scheduled Delivery Month is extended to a month exceeding twelve (12) months after the last day of the original Scheduled Delivery Month, then this Agreement will terminate with respect to said Aircraft unless

(i)	the Buyer notifies the Seller within one (1) month of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the Parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month.

Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft.

Any termination pursuant to this Clause 10.4 as to a particular Aircraft will discharge the obligations and liabilities of the Parties with respect to such Aircraft, except that upon receipt of any available insurance proceeds and in no event later than thirty (30) days following such termination, Seller will pay to the Buyer an amount equal to all Predelivery Payments (without interest) made by the Buyer in respect of such Aircraft, provided that such Total Loss is not the result of any act or omission of the Buyer. [***].

10.5	REMEDIES

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, DUE TO TOTAL LOSS OR EXCUSABLE DELAY, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. [***].

11 -	INEXCUSABLE DELAY

11.1	Definition of “Inexcusable Delay”

Should an Aircraft not be Ready for Delivery within thirty (30) days after the last day of the Scheduled Delivery Month (as such month may be changed pursuant to Clauses 2, 7 or 10) and such delay is not as a result of an Excusable Delay, Total Loss or [***], then such delay will be termed an “Inexcusable Delay.”

11.2	Consequences of Inexcusable Delay

If an Inexcusable Delay occurs the Seller will

(i)	notify the Buyer of such Inexcusable Delay as soon as practicable after becoming aware of the same, [***];

(ii)	use its commercially reasonable efforts to remove or alleviate the cause of such Inexcusable Delay as quickly as possible; and

(iii)	promptly after the removal of the cause of the Inexcusable Delay ([***]) resume performance of any of its obligations under this Agreement that may have been suspended during the period of the Inexcusable Delay ([***]) and notify the Buyer of the revised Scheduled Delivery Month.

11.3	Liquidated Damages

In the event of an Inexcusable Delay, Seller will pay the Buyer liquidated damages of US $ [***] (US dollars — [***]) for each day of delay in the Delivery, starting thirty-one (31) days following the scheduled delivery date within the Scheduled Delivery Month as provided in Clause 9.1.2 (or if no such date has been set, the last day of the Scheduled Delivery Month). The amount of liquidated damages will in no event exceed the total of US $ [***] (US dollars — [***]) in respect of any one Aircraft.

11.4	Renegotiation

If, as a result of an Inexcusable Delay, (a) Delivery does not occur within [***] after the last day of the Scheduled Delivery Month or (b) [***] such Inexcusable Delay [***] period, the Buyer will then have the right exercisable by written notice to the Seller to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft, provided that such notice is given, (i) in the case of (a) above, within [***] following the expiration of the [***] period or, (ii) in the case of (b) above, [***] period. Unless otherwise agreed between the Parties during such renegotiation, the said renegotiation will not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.3.

11.5	Termination

If, as a result of an Inexcusable Delay, Delivery does not occur within [***] months after the last day of the Scheduled Delivery Month and the parties have not renegotiated the Delivery Date pursuant to Clause 11.4, [***] to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party will have any claim against the other, except that the Seller will pay to the Buyer any amounts due pursuant to Clause 11.1 and will repay the Buyer an amount equal to the Predelivery Payments received from the Buyer hereunder in respect to the terminated Aircraft.

11.6	REMEDIES

[***], THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE.

12 -	WARRANTIES AND SERVICE LIFE POLICY

The Seller represents and warrants that the Manufacturer has provided to the Seller the following Warranty, Service Life Policy, Supplier Warranties and Interface Commitment with respect to the Aircraft, which are reproduced below between the words QUOTE and UNQUOTE and which are subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) as hereinafter set out, and that the same are in full force and effect and have not been amended. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the Seller’s rights and obligations as the “Buyer” under the said Warranty, Service Life Policy, Supplier Warranties and Interface Commitment, and the Seller subrogates the Buyer to all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation are effective to confer on the Buyer all of the foregoing rights and obligations of the Seller, and the Seller is bound by said assignment and subrogation (iii) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer.

The provisions below between the words QUOTE and UNQUOTE reflect the Warranty, Service Life Policy, Supplier Warranties, and Interface Commitment that the Manufacturer has provided to the Seller with respect to the Aircraft. In the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that the term “Buyer” therein refers to the Seller, and the term “Seller” therein refers to the Manufacturer. Once the assignment contemplated hereby is made, the term “Buyer” will in the context of such assignment refer to the Buyer herein (i.e., Atlantic Coast Airlines) and in the context of such assignment the term “Seller” will refer to the Manufacturer.

QUOTE

12.1	WARRANTY

12.1.1	Nature of Warranty

Subject to the limitations and conditions as hereinafter provided, except as provided in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part (as such term is defined below) will at Delivery be free from defects

(i)	in material,

(ii)	in workmanship, including, without limitation, processes of manufacture including, without limitation, [***],

(iii)	in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

(iv)	arising from failure to conform to the applicable Specification, except as to those portions of such Specification that are expressly stated in such Specification to be estimates or approximations or design aims.

The term “Warranted Part” will mean any Seller proprietary component, equipment, accessory or part including, but not limited to, [***], it being understood that any such item installed on an Aircraft will bear a part number of the Seller that (a) is installed on an Aircraft at Delivery, (b) is manufactured to the detail design of the Seller or a subcontractor of the Seller and (c) bears a part number of the Seller at Delivery.

12.1.2	Exceptions

The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, to the Propulsion Systems, or to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including, but not limited to any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(ii), and

(ii)	any defect inherent in the Seller’s design of the installation, considering the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(iii), and

(iii)	to the extent that [***] with respect to the installation or design of the installation referenced in Clause 12.1.2(i) or 12.1.2(ii), [***].

12.1.3	Aircraft Warranty Periods

The warranties described in Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within [***] after Delivery of the affected Aircraft, [***] (the “Aircraft Warranty Period”).

12.1.4	Limitations of Warranty

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 hereinabove are limited to, as mutually agreed between the Parties, and at the Seller’s expense, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to, any defective Warranted Part. Upon the [***] the Seller may furnish a credit to the Buyer for the future purchase of goods and services (not including Aircraft) equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part.

12.1.4.2	If the Seller corrects a defect covered by Clause 12.1.1(iii) that becomes apparent within the Aircraft Warranty Period set forth in Clause 12.1.3, on the Buyer’s written request the Seller will correct any such defect in any Aircraft that has not already been delivered to the Buyer. However, rather than accept a delay in Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.5	Cost of Inspection

12.1.5.1	In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller will reimburse the Buyer for the direct labor costs spent by the Buyer in performing inspections of the Aircraft that are conducted

(i)	to determine whether a defect exists in any Warranted Part within the Aircraft Warranty Period or

(ii)	pending the Seller’s provision of a corrective technical solution.

12.1.5.2	The above commitment is subject to the following conditions:

(i)	the inspections are performed outside the scope of a scheduled maintenance check as recommended by the Buyer’s approved Maintenance Program.

(ii)	the labor rate for such labor being the labor rate defined in Clause 12.1.8(v)(b); and

(iii)	the hours used to determine such reimbursement will not exceed [***] estimate of the hours required for such inspections.

12.1.6	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

(i)	the defect becomes apparent within the Aircraft Warranty Period,

(ii)	the Buyer submits to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter covered under the provisions of this Clause 12.1, and that such defect did not result from any failure by the Buyer [***] to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.11,

(iii)	the Buyer returns as soon as practicable the Warranted Part claimed to be defective to the repair facilities designated by the Seller [***], unless the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.8,

(iv)	the Seller receives a Warranty Claim complying with the provisions of Clause 12.1.7(v) below.

12.1.7	Warranty Administration

The warranties set forth in Clause 12.1 will be administered as hereinafter provided:

(i)	Claim Determination

Warranty Claim determination by the Seller will be reasonably based on claim details, reports from the Seller’s regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents and information.

(ii)	Transportation Costs of a Warranted Part

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller will be borne by the Buyer, provided, however, that, [***].

(iii)	Return of an Aircraft

If [***] an Aircraft must be returned to the Seller’s facility or to a repair facility reasonably designated by the Seller for accomplishment of a warranted repair or correction, pursuant to a Warranty Claim, the [***].

If the Seller reasonably desires to accomplish a warranted repair or correction at the Buyer’s facilities or wherever the Aircraft is located and the Buyer nevertheless desires to return the Aircraft to the Seller for such repair or correction, the Seller will designate the facility where the repair will be accomplished, and the [***].

(iv)	On-Aircraft Work by the Seller

If the work to accomplish a repair or correction pursuant to a Warranty Claim must be accomplished by a Seller working party, the Seller will be responsible for all costs of labor and material [***].

If such repair or correction is not required to be accomplished by a Seller working party, but the Buyer nevertheless desires a Seller working party to accomplish the same, the Seller will be responsible for all costs of labor and material, [***].

On-Aircraft work by the Seller will only be undertaken if, in the Seller’s opinion, the work requires the Seller’s technical expertise. In such case, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

(v)	Warranty Claim Substantiation

For each claim under this Clause 12.1 the Buyer will give written notice to the Seller that contains at least the data listed below with respect to an Aircraft or Warranted Part, as applicable (“Warranty Claim”). The Buyer will make such Warranty Claim within [***] of discovering the defect giving rise to such Warranty Claim.

(a)	Description of the defect and any action taken.

(b)	Date of incident and/or removal.

(c)	Description of the Warranted Part claimed to be defective.

(d)	Part number.

(e)	Serial number (if applicable).

(f)	Position on Aircraft, according to Catalog Sequence Number (CSN) of the Illustrated Parts Catalog, Component Maintenance Manual or Structural Repair Manual (as such documents are defined in Clause 14 and Exhibit F hereto) as applicable.

(g)	Total flying hours or calendar times, as applicable, at the date of appearance of a defect.

(h)	Time since last shop visit at the date of appearance of defect.

(i)	Manufacturer’s serial number (MSN) of the Aircraft and/or its registration number.

(j)	Aircraft total flying hours and/or number of landings at the date of appearance of defect.

(k)	Claim number.

(l)	Date of claim.

(m)	Date of delivery of an Aircraft or Warranted Part to the Buyer.

Warranty Claims are to be addressed as follows:

AIRBUS CUSTOMER SERVICES DIRECTORATE WARRANTY ADMINISTRATION ROND-POINT MAURICE BELLONTE B.P. 33 F-31707 BLAGNAC CEDEX FRANCE

(vi)	Replacements

Replacements made pursuant to this Clause 12.1 will be made within the lead time defined in the Seller’s Spare Parts Price Catalog. Replaced components, equipment, accessories or parts will become the Seller’s property. The [***].

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefore as is chargeable by law to a bailee for hire, and in addition, the responsibility to insure against any damage to or loss of each component, accessory, equipment or part that is in the Seller’s possession, but the Seller will not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller on shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefore. Upon the Buyer’s receipt of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such component, accessory, equipment or part will pass to the Buyer.

(vii)	Acceptance or Rejection

The Seller will provide acceptance or rejection (with reasonable written substantiation in case of rejection) of all Warranty Claims [***]. The Buyer will (a) [***] and (b) [***].

[***].

(viii)	Inspection

The Seller will [***] have the right to reasonably inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Clause 12.1.

12.1.8	In-house Warranty

(i)	Authorization

The Buyer [***], is hereby authorized to repair Warranted Parts, subject to the terms of this Clause 12.1.8 (“In-house Warranty”). When the estimated cost of an In-house Warranty repair exceeds $5,000 (five thousand US dollars), the Buyer will notify [***] the Resident Customer Support Representative of its decision to perform any in-house repairs before such repairs are commenced, [***]. The Buyer’s notice will include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller will promptly respond and will not unreasonably withhold authorization.

(ii)	Conditions of Authorization

The Buyer will be entitled to the benefits under this Clause 12.1.8 for repair of Warranted Parts:

(a)	if adequate facilities and qualified personnel are available to the Buyer,

(b)	provided that repairs are to be performed in accordance with the Seller’s written instructions set forth in applicable Technical Data, or such other written instructions of the Seller pertaining to repair of such Warranted Part, and

(c)	in the absence of the Seller’s written instructions, to the extent reasonably necessary to correct the defect in accordance with the standards set forth in Clause 12.1.11.

(iii)	Seller’s Rights

The Seller will have the right to require the return of any Warranted Part (subject to the provisions of Clause 12.1.8(vii)), or any part removed therefrom, which is claimed to be defective, if, in the Seller’s judgment, the nature of the claimed defect requires technical investigation. Such return will be subject to the provisions of Clause 12.1.7(ii).

The Seller will have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to [***].

(iv)	In-house Warranty Claim Substantiation

Claims for In-house Warranty credit will be filed within the time period set forth in and will contain the same information required in Warranty Claims under Clause 12.1.7(v) and in addition will include:

(a)	a report of technical findings with respect to the defect,

(b)	for parts required to remedy the defect:

–	part numbers,
–	serial numbers (if applicable),
–	description of the parts,
–	quantity of parts,
–	unit price of parts,
–	related Seller’s or third party’s invoices (if applicable),
–	total price of parts

(c)	detailed number of labor hours,

(d)	In-house Warranty Labor Rate (defined below in Clause 12.1.8(v)(b)), and

(e)	total claim value.

(v)	Credit

The Buyer’s sole remedy, and the Seller’s sole obligation and liability, in respect of In-house Warranty claims, will be a credit from the Seller for goods and services, as provided for in Clause 12.1.1. This credit will be equal to the sum of the direct labor cost expended in performing a repair and to the direct cost of materials required in performing the repair. Such costs will be determined as set forth below.

(a)	To determine direct labor costs, only the manhours spent on disassembly, inspection, repair, reassembly, and final inspection and test (including, but not limited to, flight tests if flight tests prove necessary to confirm the satisfactory completion of a repair under the In-house Warranty) of the Warranted Part alone will be counted. The hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part as well as for removal and installation of the Warranted Part, will not be included.

(b)	The hours counted as set forth above will be multiplied by the labor rate below, which is deemed to represent the Buyer’s composite average hourly labor rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and similar items) paid to the Buyer’s employees or to a third party that the Buyer has authorized to perform the repair, whose jobs, in both cases, are directly related to the performance of the repair. This labor rate is US $ [***] (US dollars — [***]) at economic conditions prevailing in January 2003 (the “In-house Warranty Labor Rate”).

The In-house Warranty Labor Rate is subject to adjustment annually by multiplying by the ratio ECIn/ECIb. For the purposes of this Clause 12.1.8(v) only, ECIn is equal to the Labor Index defined in the Seller Price Revision Formula hereto for January of the year in which the hours are spent and ECIb is equal to such Labor Index for January 2003.

(c)	Direct material costs are determined by the prices (including but not limited to [***]) at which the Buyer acquired such replacement material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

(vi)	Limitation on Credit

The Buyer, with respect to any In-House Warranty credit, will in no event be credited for repair costs (labor and material) for any Warranted Part exceeding sixty-five percent (65%) of the Seller’s current catalog price for a replacement of such defective Warranted Part or exceeding those costs that would have resulted if repairs had been carried out at the Seller’s facilities. The Seller will substantiate these costs in writing on reasonable request by the Buyer.

(vii)	Scrapped Material

The Buyer may, with the agreement of the Seller’s Resident Customer Support Representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

If the Buyer does not obtain the agreement of the Seller’s Resident Customer Support Representative to scrap a Warranted Part defective beyond economic repair, then the Buyer will retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of either one hundred and twenty (120) days after the date of completion of repair or sixty (60) days after submission of a claim for In-house Warranty credit relating thereto, whichever is longer. Such parts will be returned to the Seller within thirty (30) days of receipt of the Seller’s request to that effect.

Scrapped Warranted Parts will be evidenced by a record of scrapped material certified by an authorized representative of the Buyer, which will be kept in the Buyer’s file for at least the duration of the Aircraft Warranty Periods.

(viii)	DISCLAIMER OF SELLER LIABILITY FOR BUYER’S REPAIR

[***] THIS CLAUSE 12.1.8 [***] THE SELLER WILL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER, PROVIDED THAT THE FOREGOING INDEMNITY WILL NOT APPLY TO THE EXTENT THAT ANY SUCH CLAIM IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SELLER.

12.1.9	Warranty Transferability

The warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.10	Warranty for Corrected, Replacement or Repaired Warranted Parts

Whenever any Warranted Part that contains a defect for which the Seller is liable under Clause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever may be the case, will be the remaining portion of the original warranty in respect of such corrected, repaired or replacement Warranted Part. If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair.

12.1.11	Good Airline Operation

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with all technical documentation and any other instructions issued by the Seller, the Suppliers or the manufacturer of the Propulsion Systems (provided that [***]) and all applicable rules, regulations and directives of the relevant Aviation Authorities. [***].

The Seller’s obligations under this Clause 12.1 will not extend to normal wear and tear or to the extent that the defect giving rise to the Warranty Claim arises from:

(i)	any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery in a manner other than that specified in the applicable Technical Data; or

(ii)	any Aircraft or component, equipment, accessory or part thereof that has been knowingly operated in a damaged state (other than that allowed with continued operation under deferred defect or MEL conditions), to complete a flight in progress, or to ferry the Aircraft directly to a repair facility.

The Seller’s obligations under this Clause 12.1 also will not extend to any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been intentionally removed [***].

12.2	SELLER SERVICE LIFE POLICY

12.2.1	Scope and Definitions

In addition to the warranties set forth in Clause 12.1 above, the Seller further agrees that should a Failure occur in any Item (as these terms are defined below), then, subject to the general conditions and limitations set forth in Clause 12.2.4 below, the provisions of this Clause 12.2 will apply.

For the purposes of this Clause 12.2, the following definitions will apply:

(i)	“Item” means any of the Seller components, equipment, accessories or parts listed in Exhibit C hereto that are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Clause 12.2.2.

(ii)	“Failure” means any breakage of, or defect in, an Item that materially impairs the utility or safety of the Item, provided that (a) any such breakage of, or defect in, any Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force and (b) has occurred or can reasonably be expected to occur on a repetitive basis.

12.2.2	Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Clause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within one hundred forty-four (144) months after the Delivery of such Aircraft, the Seller will, at its discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation as hereinafter provided, either:

(i)	design and furnish to the Buyer a [***] correction for such Item ([***]) and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts, unless a part of an Item), or

(ii)	replace such Item.

12.2.3	Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy will be furnished to the Buyer at the Seller’s current sales price therefore, less the Seller’s financial participation, which will be determined in accordance with the following formula:

C (N — T)
P =	N

where

P:	financial participation of the Seller,

C:	the Seller’s then current sales price for the required Item or required Seller designed parts,

and,

T:	total time in months at time of Failure since Delivery of the Aircraft in which the Item subject to a Failure was originally installed,

and,

N:	[***].

12.2.4	General Conditions and Limitations

12.2.4.1	Notwithstanding any provision of this Clause 12.2, during the Aircraft Warranty Period, all Items will be covered by the provisions of Clause 12.1 of this Agreement and not by the provision of Clause 12.2.

12.2.4.2	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to compliance by the Buyer with the following conditions:

(i)	The Buyer will maintain log books and other historical records with respect to each Item required to be maintained by the applicable Aviation Authority and such other information as the Parties may agree.

(ii)	The Buyer will keep the Resident Customer Support Representative informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

(iii)	The conditions of Clause 12.1.11 will have been complied with.

(iv)	The Buyer will implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Parties. Such programs will be compatible with the Buyer’s operational requirements and will be carried out at the Buyer’s expense. Reports relating thereto will be regularly furnished to the Seller.

(v)	The Buyer will report any breakage or defect in writing to the Seller within sixty (60) days after any breakage or defect in an Item becomes apparent, whether or not the breakage or defect can reasonably be expected to occur in any other Aircraft (to the extent the Buyer has such information available), and the Buyer will provide the Seller with sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4	If the Seller has issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata cost-sharing formula [***]. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 will be subject to the Buyer’s incorporating such modification in the relevant Aircraft, within a reasonable time (consistent with the Buyer’s

Aviation Authority requirements), as promulgated by the Seller and in accordance with the Seller’s instructions.

12.2.4.5	THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFORE AS PROVIDED IN THIS CLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY, [***].

12.2.5	Transferability

Except as otherwise permitted under this Agreement, the Buyer’s rights under this Clause 12.2 will not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

Any unauthorized assignment, sale, transfer or other alienation of the Buyer’s rights under this Service Life Policy will, as to the particular Aircraft involved, immediately thereafter void this Service Life Policy in its entirety.

12.3	SUPPLIER WARRANTIES AND SERVICE LIFE POLICIES

12.3.1	[Intentionally left blank.]

12.3.2	Supplier’s Default

12.3.2.1	If any Supplier under any warranty obtained by the Seller pursuant to Clause 17.1 hereof defaults in the performance of any material obligation under such warranty with respect to a Supplier Part, and the Buyer has used [***] efforts to enforce its rights under such warranty, and the Buyer, upon the Seller’s request, submits reasonable evidence, within a reasonable time, that such default has occurred, then Clause 12.1 of this Agreement will apply to the extent it would have applied had such Supplier Part been a Warranted Part, except that, for obligations covered under Clause 12.1, the Supplier’s warranty period indicated in the Supplier Product Support Agreements manual will apply. However, to the extent [***].

12.3.2.2	If any Supplier under any Supplier service life policy obtained by the Seller pursuant to Clause 17.1 hereof defaults in the performance of any material obligation with respect thereto, and the Buyer has used [***] efforts to enforce its rights under such service life policy, and the Buyer, upon the Seller’s request, submits evidence within a reasonable time that such default has occurred, then Clause 12.2 of this Agreement will apply to the extent the same would have applied had such component, equipment, accessory or part been a part listed in Exhibit C hereto, except that for obligations covered under Clause 12.2, the Supplier’s service life policy period indicated in the Supplier Product Support Agreements will apply, to the extent that the Seller can reasonably perform or caused to be performed said Supplier’s obligations.

12.3.2.3	At the Seller’s request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to, and arising by reason of any defaults of the Supplier that Seller has cured and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned. Nothing stated herein will preclude the Buyer from proceeding against the Supplier in any dispute with the Supplier with respect to any provisions of the Supplier Warranty and/or Service Life Policy that have not been assigned to the Seller.

12.4	INTERFACE COMMITMENT

12.4.1	Interface Problem

The Buyer may experience technical problems in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an “Interface Problem”). The Seller will, if requested by the Buyer, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and recommend such corrective action as may be feasible. If, after such due and reasonable investigation, the [***] Interface Problem was due to or caused by [***] under Clause 12.1.11, [***]. The Buyer will furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface

Problem and will reasonably cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required. At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, correct the design of such Warranted Part, pursuant to the terms and conditions of Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will at the Buyer’s request, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Supplier Part.

12.4.4	Joint Responsibility

If the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved. Furthermore, if the Interface Problem is attributable to the incompatibility of any two parts (be they Warranted Parts or Supplier Parts), [***]. The Seller will promptly advise the Buyer of any corrective action proposed by the Seller and any such Supplier. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

12.4.5.1	All requests under this Clause 12.4 will be directed both to the Seller and the affected Suppliers.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause 12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.7.

12.5	EXCLUSIVITY OF WARRANTIES

[***] THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, [***], IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF THIS CLAUSE 12.5, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES, SUPPLIERS AND ASSOCIATED CONTRACTORS.

12.6	DUPLICATE REMEDIES

The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same single defect. If the Seller fails in its performance of its duties and obligations arising under these warranties, the measure of the Buyer’s rights and remedies, expressed in monetary terms shall be limited to the amount the Buyer expends procuring a correction or replacement for any covered part subject to a defect or due to nonperformance covered by this Clause 12. [***] as otherwise set forth in this Clause 12.

UNQUOTE

In consideration of the assignment and subrogation by the Seller under this Clause 12 in favor of the Buyer in respect of the Seller’s rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained, specifically including, without limitation, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions.

[***] THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, [***], IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY PART, SOFTWARE OR DATA PROVIDED UNDER THIS AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA PROVIDED UNDER THIS AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE

REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same single defect. If the Seller fails in its performance of its duties and obligations arising under these warranties, the measure of the Buyer’s rights and remedies, expressed in monetary terms shall be limited to the amount the Buyer expends procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12. [***] as otherwise set forth in this Clause 12.

12.7	NEGOTIATED AGREEMENT

The Buyer specifically recognizes that:

(i)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(ii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties set forth in Clause 12.5.

13 -	INTELLECTUAL PROPERTY INDEMNITY

The Seller represents and warrants to the Buyer that the Manufacturer has provided to the Seller the following indemnity against patent copyright, [***] with respect to the Aircraft which are reproduced below the words “Quote” and “Unquote” and which are subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and Duplicate Remedies provisions) as hereinafter set out. Seller also represents and warrants that it has the right to assign this indemnity to the Buyer and that this indemnity is perpetual, irrevocable and in full force and effect, and that its terms have not been amended. [***].

The benefit of the indemnity so assigned extends to the Buyer and its Affiliates and their respective officers, directors, agents, members (if the Buyer or any of its Affiliates is a limited liability corporation or similar entity), and employees. The

Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the Seller’s rights as the “Buyer” as well as the Seller’s obligations set forth in Clause 13.2 as the “Buyer” under the following Manufacturer indemnity against patent and copyright infringements, and the Seller subrogates the Buyer to all such rights and obligations in respect of the Aircraft. The Seller hereby covenants and warrants to the Buyer that (i) it has all requisite authority to make the foregoing assignment and to effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation are effective to confer on the Buyer all of the following Seller’s rights, and the Seller’s obligations set forth in Clause 13.2, and (iii) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer.
It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term “Seller,” which means the Manufacturer as between the Manufacturer and the Seller, also means the Manufacturer in this Agreement, and (ii) the term “Buyer,” which means the Seller as between the Manufacturer and the Seller, means the Buyer in this Agreement.

QUOTE

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, the Seller will indemnify, defend and hold harmless the Buyer and its Affiliates and their respective officers, directors, members (if the Buyer or any of its Affiliates is a limited liability corporation or similar entity) and employees from and against any damages, costs and expenses including legal costs [***] (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any action for infringement or claim of infringement by (collectively, “Claims”) resulting from or rising out of or in connection with any infringement or claim that the Airframe, or any component, part, [***] installed therein at Delivery violates or constitutes an infringement or misappropriation of

(i)	any British, French, German, Spanish or U.S. patent; and

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that from the time of design of such Airframe or any part or software installed therein at Delivery and until infringement claims are resolved, the country of the patent and the flag country of the applicable Aircraft are both parties to:

(iii)	the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or,

(iv)	the International Convention for the Protection of Industrial Property of March 20, 1883 (the “Paris Convention”); and

(v)	in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify will be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognize computer software as a “work” under the Berne Convention.

13.1.2	Clause 13.1.1 will not apply to

(i)	Buyer Furnished Equipment;

(ii)	the Propulsion Systems;

(iii)	Supplier Parts; or

(iv)	software not developed by the Seller.

13.1.3	If the Buyer, due to circumstances contemplated in Clause 13.1.1 is prevented [***] from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at among the claimant, the Seller and the Buyer, or otherwise), the Seller will at its expense either

(i)	as promptly as possible procure for the Buyer the right to use the affected Airframe, part or software free of charge, or

(ii)	replace the infringing part or software as soon as possible with a non-infringing substitute reasonably satisfactory to the Buyer.

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for which the Buyer will seek indemnity from the Seller pursuant to Clause 13.1, the Buyer will

(i)	forthwith notify the Seller, giving particulars thereof;

(ii)	furnish to the Seller all relevant data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim,

(iv)	except as required by applicable law (including but not limited to applicable regulations) refrain from making any payment, or assuming any expenses, damages, costs or royalties, it being agreed that nothing in this Clause 13.2.1(iv) will prevent the Buyer from paying the sums that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice;
(v)	fully cooperate with, and render all assistance to, the Seller at the Seller’s expense, as may be pertinent to the defense or denial of the suit or claim ;

(vi)	reasonably cooperate with the Seller to mitigate damages and/or to reduce the amount of royalties that may be payable, and act to minimize costs and expenses.

13.2.2	The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may [***].

13.2.3	The Seller’s liability hereunder will be [***] to the extent that [***] by the Buyer’s failure to comply with the terms of this Clause. The Seller’s liability hereunder is in lieu of any other liability to the Buyer, whether express or implied, which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

13.2.4	The provisions of this Clause 13 will survive any termination of this Agreement.

UNQUOTE

In consideration of the assignment and subrogation by the Seller under this Clause 13 in favor of the Buyer in respect of the Seller’s rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained (specifically including, without limitation, the waiver, release and renunciation provision).

THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY

AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

14 -	TECHNICAL DATA AND SOFTWARE SERVICES

14.1	Scope

This Clause covers the terms and conditions for the supply of technical data and software services (hereinafter, “Technical Data”).

14.2	General

14.2.1	Range, form, type, format, ATA/non-ATA compliance, revision and quantity of the Technical Data are covered in Exhibit F hereto. Within a reasonable period of time following commencement of revenue service with A320 Family Aircraft, the Parties will review and adjust as reasonably necessary the quantities of Technical Data set forth in Exhibit F hereto.

14.2.2	The Technical Data will be supplied in the English language using aeronautical terminology in common use.

14.2.3	The Buyer will not receive credit or compensation for any partially used Technical Data or unused Technical Data provided pursuant to this Clause 14.

14.2.4	The configuration of the Aircraft will be introduced into the Technical Data on or before Delivery of the Aircraft, unless changes are made to the configuration in a lead-time before production of Technical Data that does not allow incorporation by such time in which case such configuration will be incorporated in the Technical Data no later than [***] after delivery of each Aircraft (and [***]).

14.2.5	If feasible, upon receipt of the Buyer’s purchase order, the Seller will comply with the Buyer’s request to change the form or quantity of any of the Technical Data specified in Exhibit F.

14.3	Aircraft Identification for Technical Data

For the Technical Data that is customized to the Aircraft and/or operations listed below, the Buyer agrees to the allocation of Fleet Serial Numbers (FSNs) in the form of a block of numbers selected in the range from 001 to 999.

The sequence will be interrupted only if two (2) different Propulsion Systems or different Aircraft models are selected.

The Buyer will indicate to the Seller the FSNs corresponding to the Aircraft as listed in Clause 9 of this Agreement within forty-five (45) days after execution of this Agreement. The allocation of FSNs to such Aircraft will not constitute any proprietary, insurable or other interest of the Buyer in any Aircraft before delivery of and payment for Aircraft as provided in this Agreement.

For purposes of this Clause 14.3, the customized Technical Data are:

–	Aircraft Maintenance Manual and associated products

–	Illustrated Parts Catalog

–	Trouble Shooting Manual

–	Aircraft Wiring Manual

–	Aircraft Schematics Manual

–	Aircraft Wiring Lists

14.4	Supplier Equipment and Buyer Furnished Equipment

Data relating to Supplier equipment that is installed on the Aircraft by the Seller will be included free of charge in the basic issue of the customized Technical Data.

The Buyer will supply to the Seller, [***], the technical data related to Buyer Furnished Equipment, in English, before the scheduled delivery of the customized Technical Data. The Seller will inform Buyer as to any deficiencies in such information as soon as Seller discovers the same. The Seller will incorporate the BFE technical data into the Technical Data at [***]. If such BFE technical data are supplied to the Seller at least [***] before the scheduled Delivery of an Aircraft, the Seller will include such data in the customized Technical Data before such Delivery; if such BFE technical data are supplied fewer than [***] before such Delivery, the Seller will make reasonable efforts to include such BFE technical data in such Technical Data at the first revision of the Technical Data following Delivery, with the actual inclusion data of such BFE technical data in the Technical Data depending on the volume and delivery date to the Seller of such data.

14.5	Delivery

14.5.1	The Technical Data and corresponding revisions to be supplied by the Seller will be sent to one address only as advised by the Buyer.

14.5.2	Technical Data and revisions will be packed and shipped by the quickest transportation methods reasonably available. Shipment will be Free Carrier (FCA) Toulouse, France, and/or Free Carrier (FCA) Hamburg, Germany.

[The Buyer will provide no less than [***] notice to the Seller if a change is requested to the delivery schedule for the Technical Data.]

14.6	Revision Service

Unless otherwise specifically stated, revision service for all Technical Data will be offered [***] accordance with quantities listed in Exhibit F hereto, for [***]. Thereafter, revision service will be provided in accordance with the terms and conditions found in the then current Airbus North America Customer Services Catalog. As long as the Buyer is taking delivery of Aircraft MSCNs will be incorporated into Technical Data at no charge.

14.7	Service Bulletin (SB) Incorporation

During the period of revision service and upon the Buyer’s request for incorporation, which will be made within two (2) years after issuance of a Service Bulletin, Seller’s Service Bulletin information will be incorporated into the Technical Data for the Aircraft after formal notification by the Buyer of its intention to accomplish a Service Bulletin. The split effectivity for the corresponding Service Bulletin will remain in the Technical Data until notification from the Buyer that embodiment has been completed on all the Aircraft. For the operational Technical Data, only the pre- or post- Service Bulletin status will be shown. The Seller will incorporate each incorporated Service Bulletin into the Technical Data no later than the second revision after the accomplishment of the Service Bulletin on the applicable Aircraft. This obligation will remain in effect for so long as the Buyer has revision service.

14.8	Future Developments

The Buyer agrees to consider for implementation any new technological development applicable to, and deemed by the Seller to be beneficial and economical for, the production and transmission of data and documents.

14.9	Technical Data Familiarization

Upon request by the Buyer, the Seller will provide [***] of Technical Data familiarization training, at the Seller’s or Buyer’s facility. If such familiarization is conducted at the Buyer’s facilities, the Buyer will reimburse the Seller in accordance with Clause 16.6.2.1.

14.10	Customer Originated Changes

14.10.1	At the Buyer’s request, the Seller will incorporate Customer Originated Changes (COC) into the following customized Technical Data:

–	Aircraft Maintenance Manual and associated products

–	Illustrated Parts Catalog

–	Trouble Shooting Manual

–	Aircraft Wiring Manual

–	Aircraft Schematics Manual

–	Aircraft Wiring Lists

–	Flight Crew Operating Manual

–	Quick Reference Handbook

14.10.2	COC data will be developed by the Buyer according to the “Customer Guide for Customer Originated Changes (COC)” issued by the Seller. The Buyer will ensure that any such COC data are in compliance with the requirements of its local Aviation Authorities.

COC data will be incorporated by the Seller in the customized Technical Data listed in Clause 14.10.1 unless the Buyer specifies in writing into which customized Technical Data the Buyer desires that the COC data be incorporated. Following incorporation of the COC data as requested by the Buyer, the relevant customized Technical Data will show only the aircraft configuration that reflects the COC data and not the configuration before incorporation of the COC data. The Seller will use all reasonable efforts to introduce the COC into the relevant Technical Data as soon as possible following the receipt of complete and accurate data for processing, but no later than two (2) revisions after submission of the COC. The COC data will be labeled as such. The method of labeling varies from Technical Data document to Technical Data document, which is explained in each Technical Data document.

14.10.3	The Buyer hereby acknowledges and accepts that the incorporation of any COC into the Technical Data will be at the Buyer’s sole risk, and the Seller will have no liability whatsoever with respect to: (a) the contents of any COC (including, but not limited to, any omissions or inaccuracies therein) (b) any effect that the incorporation of such COC may have on the Technical Data or (c) any costs of any nature that any COC may have on all subsequent Service Bulletins and modifications.

The Seller will not be required to check the accuracy or validity of any COC data submitted for incorporation into the Technical Data

14.10.4	[***] except in the case of [***] as a result of incorporation of any COC into the Technical Data issued by the Seller.

14.10.5	[***], no liability on the part of the Seller will arise by any communication, whether written or oral, between the Seller and the Buyer with respect to COC data or the incorporation of such data into the Technical Data.

14.10.6	The Seller’s costs with respect to the incorporation of any COC will be invoiced to the Buyer under conditions specified in ANACS’ Customer Services Catalog in effect at the time of the Buyer’s request for incorporation.

14.11	Software Services

14.11.1	Performance Engineer’s Programs

In addition to the standard operation manuals, the Seller will provide to the Buyer Performance Engineer’s Programs (PEPs) under the terms and conditions of the License for use of Software attached as Appendix 1 to Exhibit F hereto (the “Software License”). Use of PEP will be limited to one (1) copy installed on one (1) computer. PEP is intended for use on the ground only and will not be installed on an Aircraft. The Seller will provide the Buyer with a three-day installation and review visit regarding the PEPs.

The Software License for use of PEP will be granted free of charge for a period coextensive with the period of time within which the Buyer is entitled to free Technical Data revision service under the terms of Clause 14.6. At the expiration of that period, the Buyer will be entitled to continue to use the PEP Software free of charge, but the Buyer will be charged for all revisions, in accordance with the terms and conditions of the then current Airbus North America Customer Services Catalog.

14.11.2	AirN@vmailto:

The following Technical Data are provided on DVD (digital video disk) under the terms and conditions of the Software License:

– Trouble Shooting Manual

– Aircraft Maintenance Manual

– Illustrated Parts Catalog

From time to time, the Seller may make additional Technical Data available on DVD and may impose other reasonable license conditions with respect thereto not inconsistent with this Agreement. mailto:

The Software License for use of AirN@v will be granted free of charge for a period coextensive with the period of time within which the Buyer is entitled to free Technical Data revision service under the terms of Clause 14.6. At the expiration of that period, the Buyer will be entitled to continue to use the software free of charge, but the Buyer will be charged for all revisions, in accordance with the terms and conditions of the then current Airbus North America Customer Services Catalog.

14.11.3	Airbus On-Line Services

14.11.3.1	AOLS is a database allowing the Buyer to access a wide range of services through a web portal. AOLS, including a description of those Technical Data that are available through the use of AOLS, are described in Attachment 1 to Appendix 2 to Exhibit F. The Buyer will be entitled to use the AOLS software free of charge for so long as the Buyer operates at least one Aircraft.

14.11.3.2	The Seller will provide to the Buyer Airbus On-Line Services (“AOLS”) under the terms and conditions of the License Agreement for use of AOLS attached as Appendix 2 to Exhibit F here to (the “AOLS License”) and to the Software License attached as Appendix 1 to Exhibit F.

14.11.3.3	Those Technical Data that are available through AOLS and individual documents contained therein will be subject to change, revision and/or replacement from time to time. Revisions will be available free of charge for a period coextensive with the period of time within which the Buyer is entitled to free Technical Data revision service under the terms of Clause 14.6. At the expiration of that period, the Buyer will be entitled to continue to use the software free of charge, but the Buyer will be charged for all revisions, in accordance with the terms and conditions of the then current Airbus North America Customer Services Catalog.

14.12	Warranty

The provisions of Clause 12 and in particular of Clause 12.6 (EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY), will apply to the provision of Technical Data under this Clause 14.

14.13	Proprietary Rights

All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data will remain with the Seller (except COCs, BFE data and any other Technical Data supplied by or through the Buyer). All Technical Data are supplied to the Buyer for the sole use of the Buyer, who undertakes not to divulge the contents thereof to any third party save as permitted therein or otherwise pursuant to any governmental or legal requirement imposed on the Buyer.

These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.14	Confidentiality.

Notwithstanding the provisions of Clause 22.7, this Clause 14.14 provides the confidentiality terms with respect to Technical Data. The Technical Data and their content are designated as confidential. All such Technical Data are supplied to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller as permitted therein or otherwise pursuant to any government or legal requirement imposed upon the Buyer. [***].

If the Buyer authorizes the Seller to disclose Technical Data to third parties, as required for maintenance and/or operation of the Aircraft in the Buyer’s fleet, the Buyer will undertake that such third party agree to be bound by the same conditions as the Buyer with respect to the confidentiality of the Technical Data in the form set forth in the Data Release Agreement.

15 -	SELLER REPRESENTATIVES

15.1	The Seller will provide or cause to be provided at no charge to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations the Buyer may designate.

15.2	Resident Customer Support Representatives

15.2.1	The Seller will provide representatives to act in an advisory capacity at the Buyer’s main base or at other locations (“Resident Customer Support Representative”) to be mutually agreed.

(i)	At a mutually agreed date, the Seller will provide a dedicated Resident Customer Support Representative who will remain on-site as long as the Buyer has at least one (1) Aircraft in its fleet that is dedicated to the Buyer’s operation.

(ii)	In addition, the Seller will provide a total of [***] man-months’ of Resident Customer Support Representatives. The actual number of Customer Support Representatives assigned to the Buyer at any one time will be mutually agreed.

15.2.2	The Seller will provide to the Buyer a regular written account of the consumed man-months and any remaining balance of such months provided above under Clause 15.2.1(ii). This account will be made [***] until the man-months are consumed.

15.2.3	Should the Buyer request additional services that exceed the amounts set forth in Clause 15.2.1(ii), the Seller may provide additional service subject to the terms and conditions agreed by the Buyer and the Seller at the time of such request.

15.2.4	The Parties will consult to determine if and when similar services will be provided by the Propulsion System manufacturer and Suppliers.

15.3	Customer Support Director

The Seller will assign the services of one (1) Customer Support Director based in Herndon, Virginia, to liaise between the Manufacturer and the Buyer on product support matters after signature of this Agreement for as long as the Buyer has at least one (1) Aircraft in its fleet.

15.4	Buyer’s Service

15.4.1	From the date of arrival of the first Resident Customer Support Representative and for until the duration of the assignment, the Buyer will furnish free-of-charge suitable space, office equipment and facilities in or conveniently located with respect to the Buyer’s maintenance facilities for the use by the Resident Customer Support Representatives during the aforementioned period. The Buyer will also provide to the Seller’s Resident Customer Support Representatives during the aforementioned period, free of charge, reasonable use of electronic mail, internet access, facsimile and telephone service.

15.4.2	In accordance with the Buyer’s regulations, the Buyer will provide at no charge to the Seller transportation for each Resident Customer Support Representative(s) in coach class between the locations established pursuant to Clause 15.2.1 and the place of assignment, when said Resident Customer Support Representative(s) is assigned away from such locations at the Buyer’s request.

15.4.3	The Parties will give each other all necessary reasonable assistance with general administrative functions specific to their respective countries and procurement of the documents necessary to live and work there.

15.5	Temporary Assignment and Withdrawal of Resident Customer Support Representatives

The Seller will have the right upon written notice to and communication with the Buyer to transfer or recall any Resident Customer Support Representative(s) on a temporary or permanent basis if, in the Seller’s reasonable opinion, conditions are dangerous to the Resident Customer Support Representative’s safety or health or prevent the fulfillment of such Resident Customer Support Representative’s contractual tasks. The Buyer will receive credit for the man-days during which any Resident Customer Support Representative is absent from the Buyer’s facility pursuant to this Clause 15.5.

15.6	Representatives’ Status

In providing the above technical service, the Seller’s employees, including, but not limited to, Resident Customer Support Representative(s) and the Customer Support Director, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting, either directly or indirectly, as the Buyer’s employees or agents and will for all purposes be independent contractors as to the Buyer. Nevertheless, the Seller’s employees, including, but not limited to, the

Resident Customer Support Representative(s) and the Customer Support Director, shall comply with the Buyer’s reasonable internal procedures, rules, and regulations.

15.7	The Seller has established a global technical services network available for the nonexclusive use of operators of aircraft manufactured by the Manufacturer. The Buyer will have free access to this global network at any time in the course of its operation of the Aircraft. In particular, the Buyer will have access to the regional customer support representatives closest to the Buyer’s main base to cover for the temporary absence of the Customer Support Representative(s). A list of the contacts for the global technical services network, including but not limited to, the regional customer support representatives, will be provided to the Buyer.

16 -	TRAINING AND TRAINING AIDS

16.1.	General

This Clause covers the terms and conditions for the supply of training and training aids for the Buyer’s personnel to support the Aircraft operation.

16.2.	Scope

16.2.1	The range and quantity of training and training aids to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16. The Seller will arrange availability of such training and training aids in relation to the delivery schedule for the Aircraft set forth in Clause 9.1.1, in accordance with the plan developed and agreed at the Training Conference (as defined below), as such plan and delivery schedule may be changed from time to time by mutual agreement of the Parties.

16.2.2	The contractual training courses, defined in Appendix A to this Clause 16, will be provided for up to one (1) year after delivery of the last Aircraft.

16.2.3	In the event that the Buyer should use none or only part of the training or training aids to be provided pursuant to this Clause, no compensation or credit of any sort will be provided.

16.3.	Training Organization / Location

16.3.1	The Seller will use commercially reasonable efforts to provide the training at the Airbus/CAE Cooperation Network Training Center in Miami, Florida.

16.3.2	If the unavailability of facilities or scheduling imperatives make it not feasible for the Seller to provide training as set forth in Clause 16.3.1, then the Seller will provide training at other Airbus/CAE Cooperation Network Training Centers [***], to the extent reasonably possible. Otherwise, the Seller will provide training at another available FAA-approved training center that will be acceptable to the Parties.
16.3.3	Upon the Buyer’s request the Seller may also provide certain training at one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in Clause 16.6.2 will be borne by the Buyer.

16.4	Training Courses

16.4.1	Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer’s personnel, are defined in the Seller’s applicable training course catalog (the “Training Course Catalog”) and will be scheduled as mutually agreed upon during a training conference (the “Training Conference”) that will be held no later than sixty (60) days after signature of this Agreement.

16.4.2	The following terms will apply when training is performed by the Seller:

(i)	Training courses will be the Seller’s standard courses as described in the Seller’s applicable and then current Training Course Catalog. The Seller will be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses. The Seller will [***].

(ii)	It is possible that the training curricula and the training equipment will not be fully customized. However, they will be modified to include the most significant aspects of the Specification as known at the latest six (6) months prior to the date of the first training course planned for the Buyer and will be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s teaching programs. As part of the training allowances provided hereunder, the Seller will provide the Buyer differences training for A320 Family Aircraft for flight crew, maintenance, dispatch, and/or flight attendant personnel.

(iii)	Training data and documentation necessary for training detailed in Appendix A to this Clause 16 will be free-of-charge and will not be revised once provided to trainees. Training data and documentation will be marked “FOR TRAINING ONLY” and as such will be supplied for the sole and express purpose of training.

(iv)	Upon the request of the Buyer and at no charge to the Buyer, the Seller will collect and pack for consolidated shipment to the Buyer’s facility, all training data and documentation of the Buyer’s trainees attending training at the Airbus Training Center in Miami, Florida, Blagnac, France or Beijing, China as applicable. This training data and documentation will be delivered Free Carrier (FCA) Miami International Airport. It is

understood that title to and risk of loss of the training data and documentation will pass to the Buyer upon delivery.

16.4.3	The Buyer will give the Seller a minimum of [***] calendar days’ prior written notice if any cancellation or rescheduling is required. [***].

16.4.4	[***] under this Clause 16 [***]. If a scheduled training session within a confirmed course is cancelled [***] the Parties will [***].

16.4.5	In fulfillment of its obligation to provide training courses, when the Seller performs the training courses, the Seller will deliver to the trainees a certificate of completion at the end of any such training course. The Seller’s certificate does not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

If training is provided by a training provider selected by the Seller, the Seller will cause such training provider to deliver a certificate of completion at the end of any such training course. Such certificate will not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

Notwithstanding the foregoing, the training courses shall be approved by the FAA and shall meet certification requirements as established by the FAA for aircraft type ratings or maintenance certificates as necessary to allow the Buyer to meet regulatory obligations to operate and maintain the Aircraft.

16.5	Prerequisites

16.5.1	Training will be conducted in English and all training aids are written in English using common aeronautical terminology. Trainees must have the prerequisite experience as defined in Appendix B to this Clause 16, unless otherwise agreed by the Parties.

The Buyer will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2	The Buyer will provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to verify the trainees’ proficiency and previous professional experience. The Seller will in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training services provided, [***].

16.5.3	Upon the Buyer’s request, the Seller may be consulted to direct the above mentioned trainee(s) through a relevant entry level training program, which will be at the Buyer’s charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation will be held as soon as it is apparent that the trainees do not meet minimum standards.
If the Seller and the Buyer agree that a trainee lacks the required competency, such trainee will be withdrawn from the training program. The Seller, after finding the qualification information provided for a trainee is in error, may, following consultation with the Buyer, withdraw such trainee from the program.

Upon such withdrawals, [***]. To the extent [***], the Seller may deduct the allowance from the total allowance for the applicable training.

16.6.	Logistics

16.6.1	Trainees

16.6.1.1	When training is done at the Airbus Training Center in Miami, Florida, the Seller will provide a free-of-charge rental car for all of the Buyer’s trainees for the period of the training course on the basis of one (1) rental car per four (4) maintenance, operations and cabin attendant trainees or other trainees of the Buyer and one (1) rental car per each flight crew.

The Seller will provide rental cars with unlimited mileage, and the Buyer will pay for gas, and fines, if any. However, the Buyer will indemnify and hold the Seller harmless from and against all liabilities, claims, damages, costs and expenses for any injury to or death of any of the Buyer’s trainees occasioned during the course of such transportation.

16.6.1.2	When training is done at the Airbus Training Center in Blagnac, France, or Beijing, China, the Seller will provide free local transportation by bus for the Buyer’s trainees to and from designated pick up points and the training center

16.6.1.3	Living expenses for the Buyer’s trainees are to be borne by the Buyer.

16.6.2	Training at External Location

16.6.2.1	Seller’s Instructors

If, at the Buyer’s request, training is provided by the Seller’s instructors at any location other than the Seller’s training centers, [***].

16.6.2.2	Living Expenses for the Seller’s Instructors

Such expenses, covering the entire period from day of secondment to day of return to the Seller’s base, will cover reasonable lodging, laundry, telephone, food and local transportation to and from the place of lodging and the training course location. [***].

16.6.2.3	Air Travel

[***].

16.6.2.4	Training Material

The Buyer will reimburse the Seller for the reasonable cost of shipping the training material needed to conduct such courses.

16.6.2.5	Training Equipment Availability

Training equipment necessary for course performance at any course location other than the Seller’s training centers or the facilities of the training provider selected by the Seller will be provided by the Buyer in accordance with the terms specified herein, as the Parties may modify the same in writing.

16.7	Flight Operations Training

16.7.1	Flight Crew Training Course

The Seller will perform a flight crew training course program for the Buyer’s flight crews. A flight crew will consist of one captain (1) and one (1) first officer, as defined in Appendix A to this Clause 16. The training manual used will be the Seller’s Flight Crew Operating Manual, [***].

16.7.2.	Flight Crew Line Initial Operating Experience

16.7.2.1	In order to assist the Buyer with initial operating experience after delivery of the first Aircraft, the Seller will provide to the Buyer pilot instructor(s) as defined in Appendix A to this Clause 16. The maximum number of Seller’s pilot instructors present at the Buyer’s site at one time will be mutually agreed between the Parties during the Training Conference.

16.7.2.2	Additional pilot instructors can be provided at the Buyer’s expense upon conditions to be mutually agreed.

16.7.2.3	Prior to any flight training to be performed by the Seller on the Buyer’s Aircraft, the Buyer will provide to the Seller a copy of the certificate of insurance as requested in Clause 19.

16.7.3	Cabin Attendants’ Familiarization Course

The Seller will provide cabin attendants’ course(s) to the Buyer’s cabin attendants, as defined in Appendix A to this Clause 16.

The cabin attendants’ course, when incorporating visits to the Aircraft, will be provided at mutually agreed upon times.

16.8	Maintenance Training

16.8.1	The Seller will provide maintenance training for the Buyer’s ground personnel as defined in Appendix A to this Clause 16.

The available courses are listed in the Seller’s applicable Training Course Catalog.

The practical training provided in the frame of maintenance training is performed exclusively on the training devices in use in the Seller’s Training Center or Affiliated Training Centers. If additional practical training is required, such additional practical training can be organized with the assistance of the Seller, in accordance with Clause 16.8.2 hereunder.

16.8.2	Practical Training

If the Buyer requires practical training to be organized at another airline’s facilities, then the Seller will assist the Buyer in organizing this training without guaranteeing the availability of any other airline’s facilities.

Such practical training will be deducted from the trainee-day allowance defined in Paragraph 2.1 of Appendix A to this Clause 16 in the manner defined in Paragraph 3 of such Appendix.

16.8.3	Line Maintenance Initial Operating Experience Training

In order to assist the Buyer during the entry into service of the Aircraft, the Seller will provide to the Buyer maintenance instructor(s) at the Buyer’s base as defined in Appendix A to this Clause 16.

16.8.3.1	This line maintenance initial operating experience training will cover training in handling and servicing of Aircraft, flight crew and maintenance coordination, use of paper and/or electronic documentation and/or any other activities which may be deemed necessary after delivery of the first [***]).

16.9	Supplier and Engine Manufacturer Training

The Seller will ensure that major Suppliers and the Propulsion System manufacturer provide maintenance training and overhaul training on their products at appropriate times.

A copy of the Supplier Training Catalogue, listing the suppliers that provide training, will be supplied to the Buyer on request.

16.10	Training Aids for the Buyer’s Training Organization

16.10.1	The Seller will provide to the Buyer the Airbus Computer Based Training, and training aids, as used in the Seller’s Training Centers, free of charge as defined in Appendix A to this Clause 16. Subject to Paragraph 6.2 of Appendix C to this Clause 16, the Buyer shall be permitted to incorporate the contents of the training aids, which have been provided by the Seller into the Buyer’s in-house training program at no charge to the Buyer.

The Airbus CBT System and training aids supplied to the Buyer will be similar to those used at the Airbus Training Centers for training such as that to be provided for the Buyer. The Seller has no obligation to cause the Manufacturer to revise the Airbus CBT System. The Airbus CBT System in use at the Seller’s Training Center may be revised on a regular basis including to reflect any significant change related to a technical evolution of the Aircraft, and such revisions, if any, will be provided to the Buyer free of charge up to [***].

16.10.2	Delivery

16.10.2.1	The Seller will deliver to the Buyer the Airbus CBT System, training aids as defined in Appendix A to this Clause 16, at a date to be mutually agreed during the Training Conference.

16.10.2.2	Those items supplied to the Buyer pursuant to Clause 16.10.1 above will be delivered FCA Toulouse, France, and/or FCA Hamburg, Germany. Title to and risk of loss of said items will pass to the Buyer upon delivery.

16.10.3	Installation

16.10.3.1	The Buyer will provide any and all the necessary hardware on which the Airbus CBT System will be installed and Seller will not be responsible for any incompatibility of such hardware with the Airbus CBT System.

16.10.3.2	The Airbus CBT System will be installed, with Seller’s assistance, by the Buyer’s personnel who have completed the Airbus CBT training, and the Seller will be held harmless from any damage to person and/or to property caused by or in any way connected with the handling and/or installation of the Airbus CBT System by the Buyer’s personnel.

16.10.3.3	The Buyer will reimburse the expenses in accordance with Clause 16.6, for the Seller’s personnel required at the Buyer’s facility to conduct Airbus CBT Training and/or provide installation assistance.

16.10.4	License

The Seller will grant the Buyer a license to use the Airbus CBT System, as defined in Appendix C to this Clause 16.

Supply of additional sets of courseware supports (DVD and/or CD-ROM) as well as any extension to the license for such courseware, will be subject to terms and conditions to be mutually agreed. The Seller will not unreasonably withhold its consent to any request from the Buyer for additional sets of courseware supports (and any additional licenses necessary for the Buyer’s use of the same) if the Buyer needs such additional supports to develop the Buyer’s training program for the training of the Buyer’s personnel or the Buyer’s subcontractor(s).

16.10.5	The Seller will not be responsible and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyer of the training aids at the Buyer’s facilities.

16.11	Proprietary Rights

The Seller’s training data and documentation, Airbus CBT System and training aids are proprietary to the Manufacturer and its suppliers. The Buyer agrees not to disclose the content of the courseware or any information or documentation provided by the Seller in relation to training, in whole or in part, to any third party, without the prior written consent of the Seller, it being understood that [***].

APPENDIX A TO CLAUSE 16

TRAINING ALLOWANCES

1.	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training

The Seller will provide flight crew training (regular transition) up to CAT III free of charge for [***] crews per Aircraft. Alternatively, the Seller may provide training for [***] crews per Aircraft provided that at least [***] of such crews are already certified on Airbus A320 family aircraft and thereby qualify for a condensed course.

The Seller will also provide transition training and instructor training for [***] of the Buyer’s instructor pilots, including, but not limited to, instruction in simulator operation.

1.2	Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot instructor(s) for [***] pilot instructor months to assist with flight-crew initial operating experience.

The maximum number of pilot instructors present at any one time will be [***].

1.3	Cabin Attendants’ Familiarization Course

The Seller will provide to the Buyer up to [***] cabin attendants’ training familiarization courses free of charge for no more than [***] in total number of the Buyer’s cabin attendants.

1.4	Dispatch/Performance/Operations Course(s)

The Seller will provide to the Buyer [***] trainee days of dispatch/performance/operations training free of charge for the Buyer’s dispatchers, performance engineers and load-master specialists.

The above trainee days will be used solely for the performance/operations training courses as defined in the Seller’s applicable Training Course Catalog.

2.	MAINTENANCE TRAINING

2.1	Maintenance Training Courses

The Seller will provide to the Buyer [***] trainee days of maintenance training free of charge for the Buyer’s personnel.

These trainee days will be used solely for the Maintenance training courses as defined in the Seller’s applicable Training Course Catalog, [***].

2.2	Line Maintenance Initial Operating Experience Training

The Buyer will have the right to replace any or all of the [***] pilot instructor months provided in Paragraph 1.2 above, with maintenance instructor months to assist with line maintenance initial operating experience, it being understood that such line maintenance initial operating experience will consist of maintenance instructors provided by the Seller to provide on-the-job maintenance training at the Buyer’s maintenance bases.

3.	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

(i)	For instruction at the Seller’s training center or affiliated training center, one day of instruction for one (1) trainee equals one (1) trainee day, and, in the case of cancellation or rescheduling by the Buyer [***].

(ii)	For instruction outside of the Seller’s training center or affiliated training center, not including practical training, one (1) day of instruction by one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days.

(iii)	For instruction outside of the Seller’s training center or affiliated training center that is practical training, one (1) day of instruction by one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days.

In the event of training being provided outside of the Seller’s training center or affiliated training centers specifically at the Seller’s request, Paragraph 3(i) above shall be applicable to the trainee days accounting for such training facility.

4.	TRAINING AIDS AND CBT SYSTEM FOR BUYER’S TRAINING ORGANIZATION

4.1	The Seller will provide to the Buyer one (1) “Airbus CBT System,” defined in Paragraph 2.1.3 of Appendix C to Clause 16, related to the Aircraft. The Seller will also provide free of charge updates to courseware in this Paragraph below when developed by the Manufacturer, continuing through the [***] year following delivery of the last Aircraft. To the extent any of the courseware so provided is delivered to the Buyer in a printed or other “hard” format, the Seller will provide the Buyer with an electronic searchable copy of the same if available to the Seller.

The Airbus CBT System supplied to the Buyer will consist of

–	one (1) Airbus CBT installation/utilization guide

–	one (1) set of CD-ROMs/DVDs with run time software related to the delivered courseware.

For Flight Operations Training

The A320 Family flight crew Airbus CBT courseware will be delivered with

–	one (1) set of CD ROMs/DVDs with Airbus CBT courseware files, including but not limited to, [***]

For Maintenance Training

The A320 Family maintenance Airbus CBT courseware will be delivered with

–	one (1) set of CD ROMs with Airbus CBT courseware files

–	one (1) set of electronic training documentation masters, whenever applicable

–	one (1) set of menu listings

–	one (1) set of DVDs, whenever applicable

For Performance/Operations Training

The A320 Family performance/operations Airbus CBT courseware will be delivered with

–	one (1) set of CD ROMs with Airbus CBT courseware files

–	one (1) set of electronic training documentation masters, whenever applicable

–	one (1) set of menu listings

–	one (1) Training Interface for Performance and Weight and Balance (TIPWB)

For Inflight Training

The A320 Family Inflight Airbus CBT courseware will be delivered with

–	one (1) set of CD ROMs with Airbus CBT courseware files

–	one (1) set of electronic training documentation masters, whenever applicable

–	one (1) set of menu listings

APPENDIX B TO CLAUSE 16

MINIMUM RECOMMENDED QUALIFICATION

IN RELATION TO TRAINING REQUIREMENTS

(Standard Transition Courses)

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate Aviation Authority or the specific airline policy of the trainee demand greater or additional requirements, such requirements will be considered as prerequisites, unless the Parties otherwise agree.

–	CAPTAIN prerequisites

•	Fluency in English

•	1500 hours minimum flying experience as pilot

•	1000 hours experience on FAR/JAR 25 aircraft

•	200 hours experience as airline, corporate pilot or military pilot

•	Must have flown transport type aircraft, as flying pilot, within the last 12 months.

–	FIRST OFFICER prerequisites

•	Fluency in English

•	500 hours minimum flying experience as pilot of fixed wing aircraft

•	300 hours experience on FAR/JAR 25 aircraft

•	200 hours flying experience as airline pilot or a corporate pilot or military pilot

•	Must have flown transport type aircraft, as flying pilot, within the last 12 months.

For both CAPTAIN and FIRST OFFICER, if one or several of the above criteria are not met, unless otherwise agreed by the Buyer and Seller, the trainee must follow

(i)	an adapted course or

(ii)	an Entry Level Training (ELT) program before entering the regular or the adapted course.

Such course(s), if required, will be at the Buyer’s expense.

–	MAINTENANCE PERSONNEL prerequisites

(i)	For all Maintenance courses:

•	Fluency in English

•	Experience on first or second generation jet transport category aircraft

(ii)	Additional prerequisites for Aircraft Rigging, Engine Run-Up and Maintenance Initial Operating Course:

•	Qualified as line or line and base mechanic on the concerned Airbus aircraft type (for Maintenance Initial Operating Experience Course).

(iii)	Maintenance Training Difference Courses additional prerequisites:

•	Be currently qualified on one of the A320 family aircraft types.

APPENDIX C TO CLAUSE 16

     LICENSE FOR USE OF AIRBUS COMPUTER BASED TRAINING AND AQP MATERIAL

1.	GRANT

The Seller grants the Buyer the right, pursuant to the terms and conditions herein, to use the Airbus CBT System for the term (defined in Paragraph 4 below) of this license (the “License”).

2.	DEFINITIONS

2.1	For the purpose of this Appendix C to Clause 16, the following definitions will apply :

2.1.1	“Airbus CBT Courseware” means the programmed instructions that provide flight crew and maintenance training.

2.1.2	“Airbus CBT Software” means the system software that permits the use of the Airbus CBT Courseware.

2.1.3	“Airbus CBT System” means the combination of the Airbus CBT Software and the Airbus CBT Courseware.

2.1.4	“Student/Instructor Mode” means the mode that allows the user to run the Airbus CBT Courseware.

2.1.5	“Airbus CBT Training” means the training enabling the Buyer to load and use the Airbus CBT System.

2.1.6	“AQP Material” means any relational database system comprising flight-crew training objectives and training and task analysis developed by the Manufacturer, for use by the Buyer to develop training curriculum, training courseware and student training materials up to Phase III of AQP.

2.1.7	“User Guide” means the documentation, which may be in electronic format designed to assist the Buyer to use the Airbus CBT.

2.2	For the purpose of clarification, it is hereby stated that all related hardware required for the operation of the Airbus CBT System is not part of the Airbus CBT System and all related hardware required for the operation of the AQP Material will be procured under the sole responsibility of the Buyer.

3.	COPIES

3.1	The Buyer will be permitted to copy (i) the Airbus CBT System for back-up and archiving purposes and for loading of the Airbus CBT System and (ii) the AQP Material exclusively on the Buyer’s workstations and for the Buyer’s training its own personnel or the Buyer’s third-party contract maintenance provider. In such cases, the Buyer will advise the Seller in writing stating the number and purpose of any copies made. Any other copying is strictly prohibited.

3.2	The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the Airbus CBT Software or AQP Material.

4.	TERM

The rights under this License will be granted to the Buyer for as long as the Buyer operates the aircraft model to which the Airbus CBT Software, Airbus CBT courseware or AQP Material applies. When the Buyer stops operating said Aircraft model, the Buyer will use its commercially reasonable efforts to return the Airbus CBT System and AQP Material and any copies thereof to the Seller, accompanied by a note certifying that the Buyer has returned the Airbus CBT System and/or AQP Material, as applicable, and any copies thereof (or, to the degree applicable, has so exerted its commercially reasonable efforts).

5.	PERSONAL ON-SITE LICENSE

5.1	The License granted herein is personal to the Buyer for use of the Airbus CBT System and AQP Material within the Buyer’s premises only, and is nontransferable and nonexclusive.

5.2	Except as otherwise agreed in writing by the Parties, the Buyer may not (i) distribute or sublicense any portion of the Airbus CBT System or AQP Material, (ii) modify or prepare derivative works from the Airbus CBT Software or AQP Material, (iii) publicly display visual output of the Airbus CBT Software or AQP Material, or (iv) transmit the Airbus CBT Software or AQP Material electronically by any means.

5.3	The Buyer will use the Airbus CBT exclusively in the technical environment defined in the User Guide.

Notwithstanding the above, the right to use the Airbus CBT on the Buyer’s internal network installation is granted to the Buyer subject to the Buyer strictly complying with the conditions of use and the confidentiality commitments set forth in this Airbus CBT License.

6.	CONDITIONS OF USE

6.1	Use of the Airbus CBT Software

For the student delivery mode, the Buyer will use the Airbus CBT Software for the exclusive purpose of

(i)	including students on the roster for one or several courses syllabi in order to follow students’ progression, and

(ii)	rearranging course syllabi or creating new ones using available courseware modules, it being understood that the Seller disclaims any responsibility regarding any course(s) that may be modified or rearranged by the Buyer.

6.2	Use of the Airbus CBT Courseware

The Buyer will use the Airbus CBT Courseware for the exclusive purpose of performing training instructions for its personnel, or for third party personnel contracted to perform work on the Aircraft on behalf of the Buyer. Such training will be performed at the Buyer’s facility or at a subcontractor’s facility provided it is conducted by the Buyer’s personnel.

The Buyer will use the AQP Material for the exclusive purpose of designing training programs for the Buyer’s personnel conducted within the Buyer’s own training program.

6.3	Intranet Use

For the purposes of this paragraph, the following definitions shall apply:

“Network” means the group of the Buyer’s computers connected to each other allowing the transmission of data and instructions which can be used by all or some of the Buyer’s computers so linked.

“Server” means the computer dedicated to the administration of a Network and on which the Airbus CBT System is installed and can be accessed through the Network.

“Intranet” means the Buyer’s private and local Network using the same technical protocols as internet but which is not open to public connection, the hosting of which may be subcontracted to a third party.

It is agreed that when technically possible the Buyer is authorized to use the Airbus CBT System on the Server, on the Network or on the Intranet provided that the access is limited to the Buyer’s employees. Furthermore, the Buyer shall take all commercially reasonable measures to ensure the security and integrity of its Network. Upon the Seller’s request, the Buyer will describe in reasonable detail the nature of the security measures in place at the time of such request with respect to the Intranet and will reasonably cooperate with the Seller in resolving reasonable concerns the Seller may have with regard to the security of the Airbus CBT system when installed on the Intranet.

7.	PROPRIETARY RIGHTS AND NONDISCLOSURE

The Airbus CBT Software, Airbus CBT Courseware and AQP Material, the copyrights and any and all other author rights, intellectual, commercial or industrial proprietary rights of whatever nature in the Airbus CBT Software, Airbus CBT Courseware and AQP Material are and will remain with the Seller or its suppliers, as the case may be. The Airbus CBT Software, Airbus CBT Courseware and AQP Material and their contents are designated as confidential. The Buyer will not take any commercial advantage by copy or presentation to third parties of the Airbus CBT Software, the documentation, the Airbus CBT Courseware, or the AQP Material and/or any rearrangement, modification or copy thereof.

The Buyer acknowledges the Manufacturer’s proprietary rights in the Airbus CBT System and the AQP Material and undertakes not to disclose the Airbus CBT Software, Airbus CBT Courseware or AQP Material or parts thereof or their contents to any third party without the prior written consent of the Seller, except to the extent permitted in Clause 22.7 of the Agreement. Insofar as it is necessary to disclose aspects of the Airbus CBT Software, Airbus CBT Courseware or AQP Material to the Buyer’s personnel, such disclosure is permitted only for the purpose for which the Airbus CBT Software, Airbus CBT Courseware and AQP Material are supplied to the Buyer under the License for Use of Airbus Computer Based Training and AQP Material. Notwithstanding the foregoing, the Buyer may disclose the Airbus CBT Software or Airbus CBT Courseware to the Buyer’s Aviation Authority to the extent required by such Aviation Authority or to the extent required by third party service providers assisting the Buyer in implementing such software or courseware into the Buyer’s curriculum for the Buyer’s training needs provided that such service providers (i) are not an airframe manufacturer or an Affiliate of an airframe manufacturer other than the Manufacturer or its Affiliates and (ii) agree to be bound in writing by the same terms and conditions as the Buyer under this License with regard to the confidential treatment of the Airbus CBT Software or Airbus CBT Courseware and recognition of the proprietary rights of the Seller, the Manufacturer and/or their suppliers in the Airbus CBT Software or Airbus CBT Courseware.

8.	LIMITED WARRANTY

8.1	The Seller warrants that the Airbus CBT System and AQP Material are prepared in accordance with the state of the art at the date of their development. Should the Airbus CBT System or AQP Material be found to contain any nonconformity or defect, the Buyer will notify the Seller promptly thereof, and the sole and exclusive liability of the Seller under this Paragraph 8.1 of this License for Use of Airbus Computer Based Training and AQP Material will be to correct the same at its own expense.

8.2	EXCLUSIVITY OF LIABILITY

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENSE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN

AIRBUS CBT SYSTEM DELIVERED UNDER THIS LICENSE INCLUDING BUT NOT LIMITED TO:

ANY WARRANTY AGAINST HIDDEN DEFECTS;

ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR IN TORT AND WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

THE SELLER WILL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN THE AIRBUS CBT SYSTEM DELIVERED UNDER THIS LICENSE.

FOR THE PURPOSES OF THIS CLAUSE 8.2, THE “SELLER” WILL INCLUDE THE SELLER AND ITS AFFILIATES.

17 –	SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

The Seller represents and warrants to the Buyer that all transferable warranties and service life policies applicable to Supplier Parts in respect of each aircraft are contained in the Supplier Product Support Agreements and will be transferred and assigned to the Buyer at Delivery of such Aircraft. The Supplier Product Support Agreements are contained in a CD-ROM. The Seller will update the Buyer with respect to any increase in such warranties and will transfer and support the same. The Seller further represents to the Buyer that [***].

The Supplier Product Support Agreements address the following areas:

(i)	Technical data and manuals required to operate, maintain, service and overhaul the Supplier items will (a) be prepared in accordance with the applicable provisions of ATA Specification 100 and 101 in accordance with Clause 14 of this Agreement, (b) include revision service, and (c) be published in the English language. The Seller recommends that software data, supplied in the form of an appendix to the Component Maintenance Manual, be provided in compliance with ATA Specification 102 up to level 3 to protect Supplier’s proprietary interests.

(ii)	Warranties and guarantees, including, but not limited to, Suppliers’ standard warranties, and in the case of Suppliers of landing gear, service life policies for selected landing gear structures.

(iii)	Training to ensure efficient operation, maintenance and overhaul of the Suppliers’ items for the Buyer’s instructors, shop and line service personnel.

(iv)	Spares data in compliance with ATA Specification 200 or 2000, initial provisioning recommendations, spares and logistics service, including, but not limited to, routine and emergency deliveries.

(v)	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier items as well as required tooling and spares provisioning.

17.2	Supplier Compliance

17.2.1	The Seller will monitor Supplier compliance with support commitments defined in the Supplier Product Support Agreements and, upon the Buyer’s reasonable request, will take action together with the Buyer as may be necessary to enforce such commitments.

17.2.2	[***].

17.3	Supplier Part Repair Stations

17.3.1	The Seller has developed with the Suppliers a comprehensive network of repair stations in the United States of America and Canada for those Supplier Parts originating from outside these countries. As a result, most Supplier Parts are repairable in the United States of America and Canada. The repair stations in the network are listed in the AOG and Repair Guide, which is issued and regularly updated by the Manufacturer

Supplier Parts that have to be forwarded for repair will be sent back to the Buyer with proper tagging as required by the FAA.

17.3.2	The Seller will support the Buyer in cases where the agreed repair turn time of an approved repair station is not met by causing free-of-charge loans or exchanges as specified in the relevant Supplier Product Support Agreements to be offered to the Buyer.

18 –	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1	Without additional charge and in accordance with the Specification, the Seller will cause the Manufacturer to provide for the installation of the Buyer Furnished Equipment (BFE), provided that the BFE is referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at the time stipulated in the Customization Milestones Chart for “Customer Definition Freeze” or as otherwise mutually agreed. Seller agrees to provide the Buyer with revised copies of such Airbus BFE Catalog of Approved Suppliers as the same become available. Upon the Buyer’s request, the Parties will address the conditions, including additional costs, under which BFE [***] may be installed on the Aircraft.

The Seller will cause the Manufacturer to advise the Buyer reasonably in advance of the dates by, and location to which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition. This definition will include the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer will furnish such detailed description and information by the dates specified. Thereafter, no information, dimensions or weights will be revised unless authorized by an SCN.

The Seller will also provide the Buyer with a schedule of dates and shipping addresses for delivery of BFE reasonably in advance of the applicable on-dock dates for BFE in order to permit installation of the BFE in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. When reasonably requested by the Seller, the Buyer will arrange for the availability of additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the delivery schedule, provided that [***] as described in Clause 18.4), [***] under this Clause [***]. The Buyer will provide the BFE by such dates in a serviceable condition, to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

The Buyer will also provide or cause to be provided, when reasonably requested by the Manufacturer, at Airbus France S.A.S.’s works and/or at Airbus Deutschland Gmbh’s works, as applicable and needed, adequate field service, including, but not limited to, support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation and calibration of any BFE.

18.1.2	The BFE will be imported into France or into Germany by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonnée” or “Zollverschluss”) without application of any French or German tax or customs duty, and will be Delivered Duty Unpaid (DDU) (as defined in Incoterms 2000: ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce), to

AIRBUS FRANCE S.A.S. 316 Route de Bayonne 31300 Toulouse FRANCE

or AIRBUS DEUTSCHLAND GMBH Division Hamburger Flugzeugbau Kreetslag 10 21129 HAMBURG FEDERAL REPUBLIC OF GERMANY

as provided in Clause 18.1.1.

18.1.3	If the Buyer requests the Seller to supply directly certain items that are considered BFE according to the Specification, and if such request is notified to the Seller in due time in order not to affect the Delivery Date of the Aircraft, (i) the Seller may agree to order such items subject to the execution of an SCN reflecting the effect on price, escalation adjustment, and any other conditions of the Agreement; (ii) the Seller will be entitled to the payment of a reasonable handling charge, which will be reflected in the applicable SCN , which will be reflected in such SCN; and (iii) the Seller will bear no liability in respect of delay (unless such delay is caused by the Seller) and product support commitments for such items.

18.2	Requirements

The Buyer is responsible for assuring and warranting, at its expense, that BFE will (i) be manufactured by a qualified supplier in accordance with the provisions of Clause 18.1.1 above, (ii) meet the requirements of the applicable Specification, (iii) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and (iv) be approved by the applicable Aviation Authority delivering the Export Certificate of Airworthiness and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft. The Seller will be entitled to refuse any item of BFE that does not comply with the applicable Specification; the engineering definition mentioned above in Clause 18.1.1 or the certification requirements.

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure in

(i)	furnishing the BFE in serviceable condition at the requested delivery date provided pursuant to Clause 18.1.1,

(ii)	complying with the warranty in Clause 18.2 or in providing the descriptive information or service representatives mentioned in Clause 18.1.1, or

(iii)	obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations.

may cause delay in the performance of any act to be performed by the Seller, and may, to the extent such delay in performance by the Seller was caused by the delay or failure described in Clauses 18.3.1(i) through (iii), cause the Final Contract Price of the Aircraft to be adjusted in accordance with the updated delivery schedule. Also, the Buyer will reimburse the Seller for any additional reasonable costs the Seller incurs that are attributable to the delay or failure described above, such as storage, taxes, insurance and costs of out-of sequence installation. The Seller will provide the Buyer reasonably prompt notice of noncompliance with Clause 18.3.1, and include in such notice the date by which such BFE must be brought into compliance in order not to affect the manufacture and/or Delivery of the Aircraft.

18.3.2	In addition to the consequences outlined in Clause 18.3.1, in the event of a delay or failure described in Clause 18.3.1,

(i)	[***], the Seller may select, purchase and install equipment similar to the BFE at issue, in which event the Final Contract Price of the affected Aircraft will also be increased by the purchase price of such equipment, plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if required and not already provided for in the price of the Aircraft, for adjustment and calibration; or

(ii)	if the BFE is delayed more than thirty (30) days beyond, or unapproved within thirty (30) days of the date pursuant to Clause 18.1.1, then the Seller may deliver or the Buyer may elect to have the Aircraft delivered without the installation of such equipment, notwithstanding the terms of Clause 7.2 insofar as it may otherwise have applied, whereon the Seller will be relieved of all obligations to install such equipment.

18.4	Title and Risk of Loss

Title to and risk of loss of BFE will at all times remain with the Buyer, except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) will be with the Seller for as long as the BFE is in the care, custody and control of the Seller. In addition to the foregoing, the Seller’s responsibility with respect to such BFE is as chargeable to a bailee for hire. Nothing in this Clause 18.4 will be deemed to contravene Clause 10 or 11 of the Agreement; and the Parties will reasonably cooperate to minimize the extent of and eliminate any delay [***].

18.5	Disposition of BFE following Termination

18.5.1	If a termination of this Agreement pursuant to the provisions of Clause 21 hereof occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller will be entitled, but not required, to remove all items of BFE which can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce Seller’s damages resulting from the termination.

18.5.2	The Buyer will cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 above and will be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. The Buyer will reimburse the Seller for all such costs within five (5) Business Days of receiving documentation of such costs from the Seller.

18.5.3	The Seller will notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 above and, at the Seller’s request, the Buyer will undertake to remove such items from the Seller’ facility within thirty (30) days of the date of such notice. The Buyer will have no claim against the Seller for damage or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

18.5.4	The Buyer will have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being deinstalled from the Aircraft, provided that the Seller will use reasonable care in such deinstallation.

18.5.5	The Buyer will grant title to the Seller for any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

19 –	INDEMNITIES AND INSURANCE

19.1	Seller’s Indemnities

(a)	The Seller will, except in the case of gross negligence or willful misconduct of the Buyer, its Affiliates and each of their directors, officers, agents, or and employees, be solely liable for and will indemnify and will hold harmless the Buyer, its directors, officers, agents or employees and its Affiliates and their insurers against all losses, liabilities, claims, damages, costs and expenses, including, but not limited to, court costs and reasonable attorneys’ fees (“Losses”), arising from claims for injuries to, or deaths of, the Seller’s, Manufacturer’s or any Associated Contractor’s respective directors, officers, agents or employees, or loss or damage to property of the Seller, Manufacturer or any Associated Contractor or their respective employees when such Losses occur during or are incidental to (i) the Buyer’s exercise of its inspection rights under Clause 6, (ii) the Technical Acceptance Process described in Clause 8, (iii) the provision of Resident Customer Support Representative’s assistance pursuant to Clause 15, or (iv) the provision of training pursuant to Clause 16, or (v) otherwise to the extent such Loss occurs at the Buyer’s facilities.

(b)	The Seller will, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents, or employees, be solely liable for and will indemnify and will hold harmless the Buyer, its directors, officers, agents or employees, and its Affiliates against all, Losses arising from claims for injuries to or deaths of third parties, or loss of property of third parties, occurring during, or incidental to (i) the Buyer’s exercise of its inspection rights pursuant to Clause 6 or (ii) the Technical Acceptance Process described in Clause 8.

19.2	Buyer’s Indemnities

The Buyer will, except in the case of gross negligence or willful misconduct of the Seller, the Manufacturer, any Affiliates thereof, any Associated Contractor (or any of their affiliates) and their respective directors, officers, agents and employees, be solely liable for and will indemnify and will hold harmless the Seller, the Manufacturer, each of the Associated Contractors and their Affiliates, the Seller’s representatives, and the respective assignees, directors, officers, agents, and employees of each of the foregoing, against all Losses arising from:

(a)	claims for injuries to or deaths of the Buyer’s directors, officers, agents or employees, or Losses or damage to property of the Buyer or its employees or agents, when such Losses occur during or are incidental to (i) the Buyer’s exercise of its inspection rights under Clause 6; (ii) the Technical Acceptance Process described in Clause 8, (iii) the provision of Field Assistance pursuant to Clause 15, or (iv) the provision of training pursuant to Clause 16, or (v) or otherwise to the extent such Loss occurs at Seller’s facilities; and

(b)	claims for injuries to or deaths of third parties, or loss of property of third parties, where such Losses occur during or incidental to (i) the provision of Field Services under Clause 15 or (ii) arise out of the provision of training pursuant to Clause 16.

19.3	Notice and Defense of Claims

(a)	If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Indemnitee”) for damages for which liability has been assumed by the Party responsible to indemnify such party or entity entitled to indemnification under this Clause 19, (the “Indemnitor”), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such suit, as the Indemnitor will deem prudent, but in no event will the Indemnitor be allowed to so defend or settle such suit in a manner that admits liability or breach of law of any Indemnitee without such Indemnitee’s express prior written permission to do so. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request at the expense of the Indemnitor.

(b)	If the Indemnitor fails or refuses to assume the defense of any claim or lawsuit notified to it under this Clause 19, the Indemnitee will have the right to proceed with the defense or settlement of the claim or lawsuit as it deems prudent and will have a claim against the Indemnitor for any resulting judgments, settlements, costs or expenses, including reasonable attorneys’ fees. Further, in such event, the Indemnitor will be deemed to have waived any objection or defense to the Indemnitee’s claim based on the reasonableness of any settlement.

19.4	Insurance

For all training periods on any Aircraft pursuant to Clause 16, the Buyer will cause the Seller, as defined in Clause 19.5 hereof, its Affiliates and its Suppliers, to be named as additional insureds ([***]) under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils, to the extent of the Buyer’s undertaking set forth in Clause 19.2. With respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, the Buyer will cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller (except for aircraft manufacturer’s liability), as defined in Clause 19.5 hereof, its Affiliates and its Suppliers, to the extent of the Buyer’s undertaking set forth in Clause 19.2.

Any applicable deductible will be borne by the Buyer. With respect to the above policies, the Buyer will furnish to the Seller, not less than seven (7) working days prior to the start of any such training period, certificates of insurance, in English, evidencing the limit of liability cover and period of insurance to the Seller from the Buyer’s insurance broker(s) certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller.

(ii)	Such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days’ (but seven (7) days’ or such lesser period as may be customarily available in respect of War Risks and Allied Perils and [***]) prior written notice thereof to the Seller; and

(iii)	Under any such cover, all rights of subrogation against the Seller, its Affiliates and its Suppliers have been waived ([***]) to the extent of the Buyer’s undertaking and specially referring to Clause 19.2 and to this Clause 19.4.

For the purposes of this Clause 19, “the Seller and its Affiliates” includes, but is not limited to, the Seller, its Affiliates, ANACS, Hua-Ou Airbus — CASC Aviation Training Center, the Associated Contractors, Airbus S.A.S. and its shareholders, each of the associated subcontractors, the assignees of each of the foregoing, and their respective directors, agents and employees.

19.5	Notice of Claims

If any claim is made or suit is brought against either Party (or its respective directors, officers, agents or employees) for damages for which liability has been assumed by the other Party in accordance with the provisions of this Agreement, the party against which a claim is so made or suit is so brought will promptly give notice to the other Party, and the latter will (unless otherwise requested by the former Party against which a claim is so made or suit is so brought, in which case the other party nevertheless will have the right to) assume and conduct the defense thereof, or effect any settlement which it, in its opinion, deems proper.

20	ASSIGNMENTS AND TRANSFERS

20.1	Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign or transfer its rights or obligations under this Agreement to any person without the prior written consent of the Seller.

20.2	Assignments on Sale, Merger or Consolidation

The Buyer will be entitled to assign its rights under this Agreement at any time due to a merger, consolidation or a sale of all or substantially all of its assets, provided the Buyer first obtains the written consent of the Seller. The Seller will provide its consent if

(i)	the surviving or acquiring entity is organized and existing under the laws of the United States;

(ii)	the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(iii)	at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or will have occurred and be continuing;

(iv)	there exists with respect to the surviving or acquiring entity no basis for a Termination Event within the meaning of Clause 21 of this Agreement;

(v)	the surviving or acquiring entity holds an Operating Certificate [***] issued by the FAA or relevant Aviation Authority at the time, and immediately following the consummation, of such sale, merger or consolidation; and

(vi)	following the sale, merger or consolidation, in a financial condition at least equal to that of the Buyer at time of execution of the Agreement.

20.3	Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of the Manufacturer, ANACS, [***] or any Affiliate of the Manufacturer [***] at which or by whom the services to be performed under this Agreement will be performed. The Seller may also designate the Manufacturer, ANACS, any Associated Contractor or any Affiliate of the Manufacturer or any Affiliate of an Associated Contractor as the party responsible on behalf of the Seller for providing to the Buyer all or any of the services described in or receiving money due the Seller under this Agreement. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

20.4	Transfer of Rights and Obligations upon Reorganization

If at any time until the date upon which all the obligations and liabilities of the Seller under this Agreement have been discharged, the legal structure, the membership or the business of the Seller is reorganized or the legal form of the Seller is changed and as a consequence thereof the Seller wishes the Buyer to accept the substitution of the Seller by another entity within the restructured Airbus group (or the Seller in its new legal form) (“Newco”) as contemplated below, the Seller will promptly notify the Buyer of its wish.

In such event, the Seller may request the Buyer to enter into a novation agreement and/or other agreement having the same effect, whereby the Seller’s rights and obligations under this Agreement are novated or transferred in favor of Newco. Upon receipt of such request, the Buyer will enter into a novation agreement and/or other appropriate agreement, provided that the Buyer’s rights and obligations under this Agreement are not materially adversely affected by such novation and/or other agreement.

Until any such novation agreement/other appropriate documentation has come into effect, this Agreement will remain in full force and effect, and each party will act diligently and in good faith to implement the novation agreement and/or other appropriate documentation as soon as practicable after Newco has come into existence.

21 –	TERMINATION

21.1	Termination Events

Each of the following will constitute a “Termination Event”:

(1)	The Buyer or any of its Affiliates will commence in any jurisdiction any case, proceeding or other action with respect to the Buyer or any of its Affiliates or their respective properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, the Buyer’s or any of its Affiliates’ debts or obligations.

(2)	An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or any of its Affiliates or for all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days, or the Buyer or any of its Affiliates makes a general assignment for the benefit of the Buyer’s or any of its Affiliates’ its creditors.

(3)	An action is commenced in any jurisdiction against the Buyer or any of its Affiliates seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their respective assets, and [***].

(4)	The Buyer or any of its Affiliates becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 21.1.(1), (2) or (3).

(5)	The Buyer or any of its Affiliates will generally not, or will be unable to, or will admit in writing its inability to, pay its debts as they become due.

(6)	The Buyer or any of its Affiliates commences negotiations with significant creditors, existing or potential, with the intention of restructuring all or substantially all of either’s outstanding obligations or in preparation for a bankruptcy filing under the U.S. Bankruptcy Code.

(7)	The Buyer or any of its Affiliates fails to make (i) any payment required to be made under this Agreement or any other material agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates when such payment is due, (ii) any Predelivery Payment required to be made under this Agreement when such payment is due, or (iii) payment of all or part of the Final Contract Price of any Aircraft required to be made under this Agreement.

(8)	The Buyer repudiates, cancels or terminates this Agreement in whole or in part.

(9)	The Buyer defaults in its obligation to take delivery of an Aircraft as required in this Agreement.

(10)	The Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or any of its Affiliates on the other hand, provided that, if such breach or default is capable of being cured, such breach or default is not cured within any specified cure period, or if no cure period is specified, within ten (10) days of such breach or default.

(11)	The Buyer defaults under the terms of any financing agreement between the Buyer and the Seller or any of the Seller’s Affiliates or under the terms of any agreements contemplated by such financing, including any sell-

down of said financing by the financing party.

(12)	The Buyer defaults in making any payment as it becomes due to or for the benefit of (i) the Propulsion Systems manufacturer under any financing provided or caused to be provided by the Propulsion Systems manufacturer for A320 Family Aircraft or (ii) any operating lessor under any lease by the Buyer for A320 Family Aircraft, provided that the cure period applicable to such payment, if any, has expired.

(13)	Any other event that the parties will have agreed in writing constitutes a Termination Event hereunder.

21.2	If a Termination Event will occur, the Buyer will be in material breach of this Agreement, and the Seller will have the right to resort to any remedy under applicable law, and may, without limitation, by written notice to the Buyer, immediately:

(1)	Elect to: (i) suspend its performance under this Agreement with respect to any or all Aircraft, (ii) reschedule the Schedule Delivery Month of any or all Aircraft remaining to be delivered under this Agreement, (iii) reschedule the date for performance under this Agreement with respect to any or all equipment, services, data and other items, and/or (iv) cancel or terminate this Agreement (a “Termination”) with respect to any or all Aircraft, equipment, services, data and/or other items related thereto;

(2)	In addition, claim of and receive payment from the Buyer a sum equal to the Seller’s actual damages resulting from such Termination Event, except that in the event of a Termination under the foregoing Clause 21.2 (1) (iv) only, the Seller will, in lieu of actual damages, be entitled to receive payment from the Buyer, as liquidated damages and not as a penalty, an amount equal to, for each Affected Aircraft (as defined below), the sum of (A) and (B) below, where

(A)	is the amount set forth as follows:

(i)	if the Applicable Date (as defined below) occurs before the first day of the [***] month prior to the Scheduled Delivery Month of such Aircraft: [***] percent ([***]%) of the Escalated Price per such Aircraft,

(ii)	if the Applicable Date occurs on or after the first day of the [***] month but before the first day of the [***] month prior to the Scheduled Delivery Month of such Aircraft: [***] percent ([***]%) of the Escalated Price per such Aircraft,

(iii)	if the Applicable Date occurs on or after the first day of the [***] month but before the first day of the [***] month prior to the Scheduled Delivery Month of such aircraft: [***] percent ([***]%) of the Escalated Price per such Aircraft,

(iv)	if the Applicable Date occurs on or after the first day of the [***] month but before the first day of the [***] month prior to the Scheduled Delivery Month of such Aircraft: [***] percent ([***]%) of the Escalated Price per such Aircraft,

(v)	if the Applicable Date occurs on or after the first day of the [***] month but before the first day of the [***] month prior to the Scheduled Delivery Month of such Aircraft: [***] percent ([***]%) of the Escalated Price per such Aircraft,

(vi)	if the Applicable Date occurs on or after the first day of the [***] month before the Scheduled Delivery Month but before the Delivery Date of such Aircraft: [***] percent ([***]%) of the Escalated Price per such Aircraft, and

(B)	is interest on the foregoing amounts at the rate of [***]% per month from the relevant Applicable Date to the date of actual payment of such amount.

(3)	Actual or liquidated damages will be payable by Buyer promptly, and in any event within ten (10) days of the date of written notice and demand therefore from the Seller, such demand to set forth in reasonable detail the calculation of such actual or liquidated damages and will identify the Termination Event upon which the Seller is relying. The parties agree that the remedy of actual or liquidated damages is not to be denied the Seller due to the inability of the Seller to deliver a notice and demand for payment thereof due to the operation of law following a bankruptcy or other Termination Event under Clause 21.1.1(1) — (4). The parties further agree that in circumstances where a Termination Event has occurred and the Seller seeks to recover its actual damages resulting therefrom, the amount of actual damages payable by the Buyer will not exceed the amount of liquidated damages that could have been claimed by the Seller pursuant to Clause 21.2 (2) had the Seller elected to claim, as a result of such Termination Event, liquidated damages pursuant to Clause 21.2(2).

(4)	The parties to this Agreement are commercially sophisticated parties represented by competent counsel. The parties expressly agree and declare that damages for material breach of this Agreement by the Buyer resulting in a Termination of this Agreement as to any or all Aircraft have been liquidated at amounts which are reasonable in light of the anticipated or actual harm caused by the Buyer’s breach, the difficulties of proof of loss and the nonfeasibility of otherwise obtaining an adequate remedy. It is understood and agreed by the parties that the amount of liquidated damages set forth herein is the total amount of monetary damages, no more and no less, to which the Seller will be entitled for and with respect to any Aircraft as recovery for material breach of this Agreement by Buyer resulting in a Termination by the Seller of this Agreement as to such Aircraft. However, it is understood that the Seller’s rights to payment for services or spare parts actually delivered to the Buyer will not be limited by the liquidated damages provision included herein.

21.3	The terms “Affected Aircraft,” “Applicable Date” and “Escalated Base Price” are defined as follows:

“Affected Aircraft” — any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 21.2 (1)(iv).

“Applicable Date” — for any Affected Aircraft the date of the Termination Event which the Seller specifies in its notice and demand for payment of liquidated damages delivered under Clause 21.2.(3).

“Escalated Price” — the sum of (i) the Base Price of the Airframe (set forth in Clause 3.1.1 hereof), (ii) the Base Price of SCNs and MSCNs entered into after the date of this Agreement, and (iii) the Reference Price of the Propulsion Systems, all as escalated to the Applicable Date in accordance with the provisions of Clause 4 of this Agreement.

21.4	Promptly upon obtaining knowledge of the occurrence of a Termination Event by the Buyer, the Buyer will notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller will not prejudice the Seller’s rights or remedies hereunder.

21.5	If at any time prior to Scheduled Delivery Date of an Aircraft, the Seller has reasonable grounds for insecurity as to the ability of the Buyer to perform its obligation to take Delivery of such Aircraft, then the Seller will send the Buyer a written demand for adequate assurance of performance. If adequate assurance acceptable to the Seller is not received within thirty (30) days following the date of such written demand, then the Seller will have the right to either (a) exercise the remedies provided under Section 2-609 of the Uniform Commercial Code or (b) exercise any of its remedies under Clause 21.2 of this Agreement.

22 –	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

On the Seller’s reasonable written request at a frequency to be mutually agreed, the Buyer will provide the Seller with data, as customarily compiled by the Buyer or as otherwise agreed by the Parties pertaining to the operation and maintenance of the Aircraft and its components, to assist the Seller in making a survey of all reliability, maintenance, operational and cost data with a view to improving the Buyer’s safety, availability and operational costs of the Aircraft.

22.2	Notices

All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier or facsimile (with proof of delivery) at the addresses and numbers set forth below. The date on which any such notice or request is [***] delivered, [***] (as evidenced by the proof of delivery supplied by the server or courier), will be deemed to be the effective date of such notice or request. Certain classes of notices must be made as follows:

(i)	Notices of [***] must be made either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier.

(ii)	Notices of [***] must be made by both facsimile with proof of successful transmission and e-mail with confirmation of delivery to the sender. Notices to the Buyer will be sent by facsimile and email to both the Chief Financial Officer and the General Counsel. In addition in the case of email a copy will be sent to the Comptroller. Failure of transmission by either facsimile or email, but not both, due to failure in or non-operation of the receiving Party’s facsimile or email systems will not invalidate the effectivity of the notice.

(iii)	Notices for reasons other than those listed in Clause 22.2(i) or (ii) above may be made by either facsimile with proof of successful transmission or e-mail with confirmation of delivery to the sender. Failure of successful transmission by email due to failure in or non-operation of the receiving Party’s email system will not invalidate the effectivity of the notice.

The Seller will be addressed at:

2, rond-point Maurice Bellonte 31700 BLAGNAC FRANCE Attention: Director — Contracts

Telephone: 33 05 61 30 40 12 Fax: 33 05 61 30 40 11 E-mail: to be notified to the Buyer

The Buyer will be addressed at:

45200 Business Court Dulles, Virginia 20166 Attention: Chief Financial Officer

Telephone: 703-650-6000 Fax: 703-650-6294 E-mail: to be notified to the Seller

and

45200 Business Court Dulles, Virginia 20166 Attention: General Counsel

Telephone: 703-650-6000 Fax: 703-650-6201 E-mail: to be notified to the Seller

Either Party may, from time to time by written notice designate for itself another address or another person to whose attention such notice is sent.

22.3	Waiver

The failure of either Party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other Party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either Party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	INTERPRETATION AND LAW

22.4.1	THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each Party (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of [***] the United States District Court for the [***], for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any Party hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit , action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.4.2	The assumption in Clause 22.4.3 below made for the purpose of effecting the service of process will not affect any assertion of diversity by either party hereto initiating a proceeding in the Federal Courts of [***].

22.4.3	Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Clause 22.4 may be made on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid to, CT Corporation, New York City offices as agent for the Seller, it being agreed that service upon CT Corporation will constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) may be made on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to: Chief Financial Officer, 45200 Business Court, Dulles, VA 20166, or by any other method authorized by the laws of the State of New York.

22.5	Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

22.6	No Representations Outside of This Agreement

Both Parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each Party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for both of the Parties and no term herein will be construed or interpreted against any Party under the contra proferentum or any related doctrine.

22.7	Confidentiality

Subject to any legal or governmental requirements of disclosure, the Parties (which for this purpose will include their respective employees, agents and advisors, the Manufacturer, their Affiliates, and the Associated Contractors and their affiliates) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, each of the Parties will guard the confidentiality of this Agreement and each of its provisions with the same diligence and to the same standards they would guard their own proprietary, confidential information. The Parties agree to limit the disclosure of the contents of this Agreement to the extent legally permissible (or [***]) in any filing required to be made by such Party with any governmental agency and will make such applications as will be necessary to implement the foregoing. With respect to any public disclosure or filing, each Party agrees to submit to the other Party a copy of the proposed document to be filed or disclosed and will endeavor to give such other Party a reasonable period of time in which to review said document. The Buyer and the Seller will consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof.

[***],

The provisions of this Clause 22.7 will survive any termination of this Agreement.

22.8	Severability

If any provision of this Agreement should for any reason be held to be without effect, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.9	Alterations to Contract

This Agreement, including its Exhibits and Appendices, contains the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement will not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both Parties or by their fully authorized representatives.

22.10	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specifications annexed in Exhibit A-1 hereto, or (ii) any other Exhibit hereto, in each such case the terms of this Agreement will prevail over the terms of the Specifications or any other Exhibit hereto. For the purpose of this Clause 22.10, the term Agreement will not include the Specifications or any other Exhibit hereto.

22.11	Language

All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.12	Headings

All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.13	Counterparts

This Agreement may be signed by the Parties in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

22.14	Information Covenants

For so long as the Buyer has Aircraft firmly ordered hereunder that have not yet been delivered, Buyer will supply Seller the following information:

(a)	Quarterly Statements. As soon as practicable after the end of the first, second, and third quarterly fiscal periods in each fiscal year of Buyer, and in any event within sixty (60) days thereafter, duplicate copies, in English, of:

(i)	a consolidated balance sheet of ACAH as at the end of such quarter,

(ii)	consolidated statements of income and retained earnings of ACAH for such quarterly period, and

(iii)	consolidated statements of cash flow of ACAH for the portion of the fiscal year ending with said quarter;

provided, that while Buyer or ACAH is subject to the reporting requirements of the Securities Exchange Act of 1934, the posting on the SEC’s website of a copy of Buyer’s or ACAH’s report on Form 10-Q for such fiscal quarter (excluding exhibits) will satisfy this clause (a); provided, further, that if Buyer is no longer a consolidated subsidiary of ACAH, Buyer shall provide the statements and forms listed in clauses (i), (ii), and (iii) above for and of Buyer for such period or periods.

b)	Annual Statements. As soon as practicable after the end of each fiscal year, and in any event within one hundred eighty (180) days thereafter, duplicate copies, in English, of:

(i)	a consolidated balance sheet of ACAH as at the end of such year, and

(ii)	consolidated statements of income and retained earnings and of cash flow of ACAH for such year, prepared in accordance with generally accepted accounting principles (except as set forth in the auditor’s opinion) accompanied by an auditor’s report of a firm of independent certified public accountants of recognized standing in the United States (which report may be adverse, qualified or disclaim an opinion);

provided, that while Buyer or ACAH is subject to the reporting requirements of the Securities Exchange Act of 1934, the posting on the SEC’s website of a copy of Buyer’s or ACAH’s report on Form 10-K for such fiscal year (excluding exhibits) will satisfy this clause (b); provided, further, that if Buyer is no longer a consolidated subsidiary of ACAH, Buyer shall provide the statements and forms listed in clauses (i) and (ii) above for and of Buyer for such period or periods.

c)	Additional Information. Buyer will furnish to Seller such other information reasonably requested by Seller with respect to the financial condition, operations, business and property of Buyer, concerning Buyer’s business which Buyer releases or otherwise makes available to ACAH stockholders and/or creditors generally.

23 –	CERTAIN REPRESENTATIONS OF THE PARTIES

23.1.	Buyer’s Representations

The Buyer represents and warrants to the Seller:

(i)	the Buyer is a corporation organized and existing in good standing under the laws of the State of California and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)	neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations thereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer.

23.2	Seller’s Representations

The Seller represents and warrants to the Buyer:

(i)	the Seller is a societe à responsabilité limitée organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the Agreement;

(ii)	neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations thereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller.

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

AVSA, S.A.R.L.
By:

Title:

Date:

ATLANTIC COAST AIRLINES
By:

Title:

Date:

GUARANTY

The undersigned, AIRBUS S.N.C, a societe en nom collectif, established under the laws of the French Republic (the “Guarantor”), is delivering this consent and guaranty (the “Guaranty”) pursuant to the A319/320/321 Purchase Agreement dated as of             , 2004 between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the French Republic (the “Seller”) and Atlantic Coast Airlines, a corporation duly organized and existing under the laws of California (the “Buyer”) (the “Purchase Agreement”). Capitalized terms used herein and not otherwise defined have the same definitions applied to them in the Purchase Agreement.

1.      Consent. The Guarantor hereby acknowledges notice of and consents to all of the terms of the Purchase Agreement, including, without limitation, the assignment by the Seller to the Buyer of its rights under its agreements with the Guarantor contained in Clauses 12 and 13 of the Purchase Agreement (collectively, the “Seller’s Rights”), and agrees that:

(a)	all representations, warranties, indemnities and agreements of the Guarantor regarding the Seller’s Rights under its arrangements with the Seller with respect to the Aircraft (the “Arrangements”) shall inure to the benefit of the Buyer to the same extent as if originally named the “Buyer” therein, irrespective of any action or inaction on the part of the Seller;

(b)	the Buyer shall not be liable for any of the obligations or duties of the Seller under the Arrangements, nor shall the assignment of the Seller’s Rights to the Buyer give rise to any duties or obligations whatsoever on the part of the Buyer owing to the Guarantor or any of its subsidiaries except as specifically set forth in the Clauses 12 and 13 of the Purchase Agreement;

(c)	anything contained in the Arrangements to the contrary notwithstanding, the Buyer shall not have any responsibility to the Guarantor for failure by the Buyer to comply with any of the other terms of the Arrangements with respect to any of the Aircraft;

(d)	from and after the Delivery of any Aircraft and payment in full therefore pursuant to the Purchase Agreement, neither the Guarantor nor any of the Associated Contractors will assert any lien or claim against such Aircraft or any part thereof arising with respect to or in connection with any work or other services performed before Delivery and acceptance of such Aircraft; and

(e)	it will not enter into any amendment of the Seller’s Rights without the prior written consent of the Buyer.

2.      Unconditional Guaranty. The Guarantor hereby irrevocably and unconditionally guarantees to the Buyer, subject to the terms and limitations contained in the Purchase Agreement, the due and punctual payment and performance by the Seller of all of the Seller’s obligations under the Purchase Agreement (the “Guaranteed Obligations”) provided that, as regards any Guaranteed Obligations not involving the payment of money, to be performed outside the French Republic, the Guarantor’s obligations hereunder shall be to cause such Guaranteed Obligations to be performed by the Seller or another person designated by the Guarantor and not by the Guarantor itself if the Guarantor’s own performance of such Guaranteed Obligations would require it to register or qualify to do business in or subject itself to the taxing or regulatory jurisdiction of, any other country. Subject to the aforesaid, the Guarantor’s guaranty hereunder is an absolute, unconditional guaranty of performance and, where applicable, of payment and shall not be released, discharged or otherwise affected by any matter whatsoever, including, without limitation, (i) the bankruptcy, insolvency, reorganization or dissolution of the Seller or the disaffirmance in whole or in part of any of the Guaranteed Obligations in any such proceeding, or any action taken by any trustee or receiver or by any court in any such proceeding, (ii) any modification or amendment of or supplement to the Purchase Agreement or the Guaranteed Obligations, (iii) any consent, release or waiver by the Seller with respect to any of its rights under the Purchase Agreement, (iv) any assignment or transfer of the Purchase Agreement or of any rights or obligations thereunder in accordance with the terms thereof, (v) any merger or consolidation of the Seller into or with any other corporation, or any sale, lease or other transfer of any of the assets of the Seller to any other person or entity, or (vi) any lack of authority or lack of authorization for the Seller to incur the Guaranteed Obligations.

3.      Demand on Guaranty. This Guaranty is callable only in case of failure by the Seller to perform its Guaranteed Obligations upon the Buyer’s first making a written demand upon the Seller performance of such Guaranteed Obligations delivered to the Seller in accordance with the notice provisions of the Purchase Agreement. In the event that the Buyer shall have made such a demand upon the Seller and the Seller has not complied with such demand and such non compliance is not otherwise excused under the Purchase Agreement, the Buyer shall not be required to take further steps to enforce any of the Guaranteed Obligations, and shall provide written notice to the Guarantor of such non-compliance by the Seller. Performance of the unsatisfied Guaranteed Obligation(s) by the Guarantor under the foregoing guaranty shall be due fifteen (15) days following such notice to the Guarantor of the Seller’s failure to perform such Guaranteed Obligation(s). Notwithstanding the foregoing, in the event that any injunction, stay or the like enjoins or otherwise prohibits the Buyer from making a demand upon the Seller, which would otherwise be required or permitted, for payment or performance of the Guaranteed Obligations, the Buyer may demand payment or performance directly from the Guarantor, without making demand upon the Seller.

4.      Rights to deal with the Seller. At any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of the Guarantor hereunder, the Buyer may deal with the Seller in the same manner and as fully as if this Guaranty did not exist and shall be entitled, among other thing, to grant the Seller such extension or extensions of time to perform, or to waive any obligations of the Seller to perform any act or acts as may be deemed by Buyer to be advisable; provided however that no such waiver or extension shall in any way limit or otherwise affect any of the rights of the Buyer in respect of the Guarantor’s obligations hereunder other than to the extent of such waiver or extension.

5.      Recourse Obligations. The obligations of the Guarantor set forth herein constitute the full obligations of the Guarantor enforceable against it to the full extent of all its assets and properties.

6.      Representations. The Guarantor hereby represents and warrants to the Buyer that (A) the Guarantor is a societe en nom collectif duly organized and existing under the laws of the French Republic, (B) the making and performance of the Arrangements and this Guaranty have been duly authorized by all necessary action on the part of the Guarantor, do not require any approval of the members of the Guarantor or any governmental authority or agency of the French Republic or any subdivision thereof, and do not contravene any indenture, credit agreement or other contractual agreement to which the Guarantor is a party or by which it is bound, or any law binding on the Guarantor, and (C) this Guaranty and the Arrangements constitute binding obligations of the Guarantor enforceable against the Guarantor in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditor’s rights and remedies generally.

7.      Notices. All notices to the Guarantor required to be served under this Guaranty shall be in writing and shall be delivered by facsimile, commercial overnight delivery services or registered mail and shall be addressed as follows:

Airbus S.N.C 1 Rond-Point Maurice Bellonte BP 33 31707 Blagnac Cedex FRANCE Attn: Vice President Contracts and Pricing

or at such other address as the Guarantor may from time to time designate in writing to the Buyer. All notices required to be served under this Guaranty will be effective when received by the addressee.

8.      Assignment of the Purchase Agreement.

(a)     This Guaranty shall, without prior notice to the Guarantor, remain in full force and effect with respect to, shall inure to the benefit of, and shall, save as provided herein, be binding upon, any assignee of the Buyer permitted by the Purchase Agreement (“Permitted Assignee”) insofar as it relates to the Guaranteed Obligations under the Purchase Agreement. If requested by the Buyer or any such Permitted Assignee, the Guarantor shall confirm that, upon assignment of the Purchase Agreement to a Permitted Assignee, this Guaranty remains in full force and effect in favor of such Permitted Assignee as to the Guaranteed Obligations under the assigned Purchase Agreement without prior notice to the Guarantor. On request by the Permitted Assignee and/or the Buyer, the Guarantor agrees, upon assignment of the Purchase Agreement to a Permitted Assignee, to execute and deliver to a Permitted Assignee a separate guaranty (in substantially the form of this Guaranty) in respect of the Guaranteed Obligations.

(b)     In the event of an assignment by the Seller of the Purchase Agreement as permitted by Clause 20 thereof, this Guaranty shall remain in full force and effect with respect to, shall continue to inure to the benefit of, and be binding upon, the Buyer or any permitted assignee of the Buyer as though such assignment by the Seller had not occurred.

9.      Replacement of the Guarantor

If at any time until the date upon which all the Guaranteed Obligations have been fully paid or performed, the legal structure, the membership or the business of the Guarantor is reorganized or the legal form of the Guarantor is changed and as a consequence thereof the Guarantor wishes the Buyer or the Permitted Assignee, as the case may be, to accept the substitution for the Guarantor of the parent company of the Guarantor (Airbus S.A.S) or the Guarantor in its new legal form (“New Guarantor”) as contemplated below, the Guarantor shall promptly inform the Buyer of its wish.

In such event, the Guarantor may request the Buyer or any Permitted Assignee, as the case may be, to accept the substitution for the Guarantor of New Guarantor as the guarantor of the Seller’s obligations upon the same terms and conditions as those contained in this Guaranty. Such substitution shall be accepted and become effective vis-à-vis the Buyer upon proper service of such request without any further action from any party being required.

10.     Governing Law; Jurisdiction. This Consent and Guaranty shall be governed by, and construed in accordance with, the laws of New York without application of any conflict of laws principles that would result in the application of the law of any other jurisdiction.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS CONSENT AND GUARANTY OR THE PURCHASE AGREEMENT OR ANY TRANSACTIONS IN CONNECTION WITH OR RELATING HERETO OR THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ANY ACTIONS OF THE BUYER OR THE GUARANTOR MAY BE BROUGHT IN THE COURTS OF THE STATE OF VIRGINIA OR THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA, AND THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THE GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN SUCH ACTION OR PROCEEDING BY DELIVERY OF COPIES OF SUCH PROCESS BY COMMERCIAL COURIER TO THE GUARANTOR AT ITS ADDRESS SPECIFIED ABOVE OR IN ANY OTHER MANNER PERMITTED BY LAW.

Nothing contained herein shall preclude the Buyer from bringing any legal suit, action or proceeding against the Guarantor in the courts of any jurisdiction where the Guarantor or any of its property or assets may be found or located. To the extent permitted by the applicable laws of any such jurisdiction, the Guarantor hereby irrevocably submits to the jurisdiction of any such court and expressly waives, in respect of any such suit, action or proceeding, the jurisdiction of any court or courts which now or hereafter, by reason of its present or future domiciles, or otherwise, may be available to it.

11.     Miscellaneous. If any terms in this Guaranty or any application thereof shall be invalid or unenforceable, the remainder of this Guaranty and any other application of such terms shall not be affected thereby. The terms of this Guaranty shall not be waived, altered or modified, amended or terminated whatsoever except by written instrument signed by the parties thereto. This Guaranty shall be binding upon the Guarantor, its successors and assigns. This Guaranty may be executed in several counterparts, such counterparts together constituting but one and the same instrument.

Atlantic Coast Airlines — Selection List

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[***]	[***]	[***]		[***]	[***]	[***]	[***]

Atlantic Coast Airlines — Selection List

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Atlantic Coast Airlines — Selection List

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Atlantic Coast Airlines — Selection List

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AVSA SPECIFICATION CHANGE NOTICE
(SCN) PAGE AS FOLLOWING

AVSA SPECIFICATION CHANGE NOTICE (SCN)	SCN No. Issue Dated Page No.

TITLE

DESCRIPTION

EFFECT ON WEIGHT
Manufacturer’s Weight Empty Change:

Operational Weight Empty Change:

Allowable Payload Change:

REMARKS/REFERENCES
Response to RFC

SPECIFICATION CHANGED BY THIS SCN

THIS SCN REQUIRES PRIOR OR CONCURRENT ACCEPTANCE OF THE FOLLOWING SCN(s)

PRICE PER AIRCRAFT

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on            Aircraft No.             and subsequent provided approval is received by                                     .

BUYER APPROVAL	SELLER APPROVAL

By:	By:

Title: (Authorized Finance Department Officer)	Date:

By:

Title: (Authorized maintenance or flight operations officer)

Date:

AVSA SPECIFICATION CHANGE NOTICE (SCN)	SCN No. Issue Dated Page No.

SCOPE OF CHANGE (FOR INFORMATION ONLY)

SELLER SERVICE LIFE POLICY

1.	The Items of primary and auxiliary structure described hereunder are covered by the Service Life Policy described in Subclause 12.2 of the Agreement.

2.	WINGS — CENTER AND OUTER WING BOX

2.1	Spars

2.2	Ribs and stringers Inside the Wing Box

2.3	Upper and Lower panels of the wing box

2.4	Fittings

2.4.1	Attachment fittings for the flap structure

2.4.2	Attachment fittings for the engine pylons

2.4.3	Attachment fittings for the main landing gear

2.4.4	Attachment fittings for the center wing box

2.5	Auxiliary Support Structure

2.5.1	For the slats:

2.5.1.1	Ribs supporting the track rollers on wing box structure

2.5.1.2	Ribs supporting the actuators on wing box structure

2.5.2	For the ailerons:

2.5.2.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.5.2.2	Actuator fittings on wing box rear spar or shroud box

SELLER SERVICE LIFE POLICY

2.5.3	For airbrakes, spoilers, lift dumpers:

2.5.3.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.5.3.2	Actuator fittings on wing box rear spar or shroud box

3.	FUSELAGE

3.1	Fuselage Structure

3.1.1	Fore and aft bulkheads

3.1.2	Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3	Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4	Window and windscreen attachment structure but excluding transparencies

3.1.5	Passenger and cargo doors internal structure

3.1.6	Sills, excluding scuff plates, and upper beams surrounding passenger and cargo door apertures

3.1.7	Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8	Keel beam structure

3.2	Fittings

3.2.1	Landing gear attachment fittings

EXHIBIT C

SELLER SERVICE LIFE POLICY

3.2.2	Support structure and attachment fittings for the vertical and horizontal stabilizers

4.	STABILIZERS

4.1	Horizontal Stabilizer Main Structural Box

4.1.1	Spars

EXHIBIT C

SELLER SERVICE LIFE POLICY

4.1.2	Ribs

4.1.3	Upper and lower skins and stringers

4.1.4	Attachment fittings to fuselage and trim screw actuator

4.1.5	Elevator support structure

4.1.5.1	Hinge bracket

4.1.5.2	Servocontrol attachment brackets

4.2	Vertical Stabilizer Main Structural Box

4.2.1	Spars

4.2.2	Ribs

4.2.3	Skins and stringers

4.2.4	Attachment fittings to fuselage

4.2.5	Rudder support structure

4.2.5.1	Hinge brackets

4.2.5.2	Servocontrol attachment brackets

5.	Bearing and roller assemblies, bearing surfaces, bushings, fittings other than those listed above, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

CERTIFICATE OF ACCEPTANCE
for [A319][A320][A321] Aircraft

In accordance with the terms of that certain A319/A320/A321 Purchase Agreement dated as of __________, between Atlantic Coast Airlines (“Atlantic Coast”) and AVSA, S.A.R.L. (“AVSA”), (the “Purchase Agreement”), the acceptance tests relating to the Airbus [A319][A320][A321] aircraft, Manufacturer’s Serial Number: ______, U.S. Registration Number: _______ with two (2) [manufacturer] __________ series Propulsion Systems installed thereon, serial nos. _______ (position #1) and _______ (position #2) (the “[A319][A320][A321] Aircraft”), have taken place at ___________ on the ___ day of ________, ____.

In view of said tests having been carried out with satisfactory results, Atlantic Coast hereby approves the [A319][A320][A321] Aircraft as being in conformity with the provisions of the Purchase Agreement.

Said acceptance does not impair the rights of Atlantic Coast that may be derived from the warranties relating to the [A319][A320][A321] Aircraft set forth in the Purchase Agreement.

Subject to the terms of the Purchase Agreement, Atlantic Coast specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the [A319][A320][A321] Aircraft.

RECEIPT AND ACCEPTANCE OF THE ABOVE-DESCRIBED [A319][A320][A321] AIRCRAFT ACKNOWLEDGED

By: ___________________

Atlantic Coast Airlines’s: __________________

BILL OF SALE for A319 Aircraft

Know all persons by these presents that AVSA, S.A.R.L. (“AVSA”), a société à responsabilité limitée organized and existing under the laws of the Republic of France,whose address is 2 rond-point Maurice Bellonte, 31700 Blagnac, FRANCE, is the owner of the title to the following airframe (the “Airframe”), the attached engines as specified (the “Engines”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

MANUFACTURER OF AIRFRAME:	MANUFACTURER OF ENGINES:

AIRBUS S.N.C.	[ ]

MODEL: A319-100	MODEL: [ ]

SERIAL NUMBER: [ ]	SERIAL NUMBERS:
LH : [ ]
REGISTRATION NO: [ ]	RH : [ ]

The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the “A319 Aircraft”).

AVSA does this ____ day of ________ sell, transfer and deliver all of its above described rights, title and interest to the A319 Aircraft to the following company forever, said A319 Aircraft to be the property thereof:

[Customer] (the “Buyer”)

AVSA hereby warrants to the Buyer that it has on the date hereof good and lawful right to sell, deliver and transfer title to the A319 Aircraft to the Buyer and that there is hereby conveyed to the Buyer on the date hereof good, legal and valid title to the A319 Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that [***].

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this ____ day of [               ]

AVSA, S.A.R.L.
By:
Title:
Signature:

BILL OF SALE for A320 Aircraft

Know all persons by these presents that AVSA, S.A.R.L. (“AVSA”), a société à responsabilité limitée organized and existing under the laws of the Republic of France,whose address is 2 rond-point Maurice Bellonte, 31700 Blagnac, FRANCE, is the owner of the title to the following airframe (the “Airframe”), the attached engines as specified (the “Engines”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

MANUFACTURER OF AIRFRAME:	MANUFACTURER OF ENGINES:
AIRBUS S.N.C.	[ ]

MODEL: A320-100	MODEL: [ ]

SERIAL NUMBER: [ ]	SERIAL NUMBERS:
LH : [ ]
REGISTRATION NO: [ ]	RH : [ ]

The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the “A320 Aircraft”).

AVSA does this _____ day of __________ sell, transfer and deliver all of its above described rights, title and interest to the A320 Aircraft to the following company forever, said A320 Aircraft to be the property thereof:

[Customer] (the “Buyer”)

AVSA hereby warrants to the Buyer that it has on the date hereof good and lawful right to sell, deliver and transfer title to the A320 Aircraft to the Buyer and that there is hereby conveyed to the Buyer on the date hereof good, legal and valid title to the A320 Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that [***].

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this _____ day of [            ]

AVSA, S.A.R.L.
By:
Title:
Signature:

BILL OF SALE for A321 Aircraft

Know all persons by these presents that AVSA, S.A.R.L. (“AVSA”), a société à responsabilité limitée organized and existing under the laws of the Republic of France,whose address is 2 rond-point Maurice Bellonte, 31700 Blagnac, FRANCE, is the owner of the title to the following airframe (the “Airframe”), the attached engines as specified (the “Engines”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

MANUFACTURER OF AIRFRAME:	MANUFACTURER OF ENGINES:
AIRBUS S.N.C.	[ ]

MODEL: A321-100	MODEL: [ ]

SERIAL NUMBER: [ ]	SERIAL NUMBERS:
LH : [ ]
REGISTRATION NO: [ ]	RH : [ ]

The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the “A321 Aircraft”).

AVSA does this ____ day of __________ sell, transfer and deliver all of its above described rights, title and interest to the A321 Aircraft to the following company forever, said A321 Aircraft to be the property thereof:

[Customer] (the “Buyer”)

AVSA hereby warrants to the Buyer that it has on the date hereof good and lawful right to sell, deliver and transfer title to the A321 Aircraft to the Buyer and that there is hereby conveyed to the Buyer on the date hereof good, legal and valid title to the A321 Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that [***].

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this _____ day of [            ]

AVSA, S.A.R.L.
By:
Title:
Signature:

TECHNICAL DATA

GENERAL

This Exhibit F lists the form, type, quantity and delivery dates for the Technical Data and Software Services (hereinafter “Technical Data”) to be provided to the Buyer pursuant to Clause 14 of the Agreement.

The Technical Data are published in accordance with ATA Specification 100 revision 23, with the exception of certain Component Maintenance Manuals, which may be written to an ATA Specification 100 revision other than revision 23.

The designation “C” after the title of a Technical Publication indicates that such Technical Publication may be customized.

1.	ENGINEERING DOCUMENTS

1.1	Installation and Assembly Drawings (IAD) — C

The IAD will be delivered according to the Buyer’s standard for the major Assembly and Installation drawings, including detail drawings.

1.2	Drawing Number Index (DNI) — C

The DNI lists applicable drawings of the Aircraft delivered under the Agreement.

1.3	Process and Material Specification (PMS)

The PMS contains data related to manufacturing processes, material identification and treatments used in the construction and assembly of the Aircraft.

1.4	Standards Manual (SM)

The SM contains data about Seller approved standards and includes cross-reference lists. The SM will include US standards/equivalents for all hardware clamps, O-rings, bearings, fasteners, sealants, adhesive and compounds, raw materials, processes and procedures.

1.5	Electrical Load Analysis (ELA)
The Electrical Load Analysis provides the necessary minimum/maximum electrical load used by the various aircraft systems/subsystems in different configurations and flight phases.

2.	MAINTENANCE AND ASSOCIATED MANUALS

2.1	APU Build-up Manual (ABM)

The ABM follows the format adopted for the Power Plant Build-up Manual.

2.2	Aircraft Maintenance Manual (AMM) — C

The component location section of the AMM will show those components detailed in the AMM maintenance procedures. The troubleshooting part is covered in Subparagraph 2.21 below.

*Aircraft Maintenance Manual Chapter 05 Time Limits (Service Life Limits) and Maintenance Checks are only delivered in hard copies.

2.3	Aircraft Schematics Manual (ASM) — C

The ASM is part of the Wiring Manual. Supplied as a separate manual for schematics.

2.4	Aircraft Wiring Manual (AWM) — C

The AWM is part of the Wiring Manual. Supplied as a separate manual for wirings.

2.5	Aircraft Wiring Lists (AWL) — C

The AWL is part of the Wiring Manual. Supplied as a separate document for lists. The AWL includes wire terminations, connector, terminal, strip locations, wire routings, and clamping diagrams.

2.6	Component Location Manual (CLM)

The CLM is designed to provide a quick and accurate means to locate a component.

2.7	Consumable Material List (CML)

The CML details the characteristics and gives procurement sources of consumable materials such as grease, oil, etc.

2.8	Duct Repair Manual (DRM)

The DRM contains all the data necessary to locate, identify, repair and/or replace sub-assemblies of metallic ducts. It also includes details of tests necessary after repair.

2.9	Fuel Pipe Repair Manual (FPRM)

The FPRM provides workshop repair procedures and data for specific fuel pipes, after removal from any aircraft of the Manufacturer of the type of the Aircraft.

2.10	Illustrated Parts Catalog (IPC) — C

The IPC identifies and illustrates all line replaceable parts and units of the aircraft, excluding the power plant parts.

2.11	Illustrated Parts Catalog (power plant) (PIPC) — C

The PIPC covers line replaceable parts and units of the power plant, provided by the Propulsion Systems manufacturer.

2.12	Illustrated Tool and Equipment Manual (TEM)

The TEM provides information on Ground Equipment and Tools listed in the Seller’s Aircraft Maintenance Manual.

2.13	Maintenance Facility Planning (MFP)

The MFP provides information that will assist airline personnel concerned with long term planning of ramp or terminal operations, Aircraft maintenance on the ramp and in the hangar, overhaul and testing of structure and system components.

2.14	Maintenance Planning Document (MPD)

The MPD provides maintenance data necessary to plan and conduct Aircraft maintenance checks and inspections.

2.15	Support Equipment Summary (SES)

The SES lists support equipment recommended by the Seller, the Propulsion Systems manufacturer and Vendors.

2.16	Tool\Equipment Drawings (TED)

TEDs will be supplied in the form of aperture cards for the Seller and, when available, Vendor maintenance tools.

2.17	Tool and Equipment Drawing Index (TEI)

The TEI is an alpha-numeric listing of the TED’s.

2.18	Tool and Equipment Bulletin (TEB)

The TEB provides advance information related to tools and test equipment development.

2.19	Trouble Shooting Manual (TSM) — C

The TSM complements the CFDS and provides trouble-shooting data in the following three levels:

Level 1 —	Aimed at line use. Fault isolation guidance for systems or parts of systems monitored mainly by CFDS. Also guidance for systems not monitored by CFDS.

Level 2 —	Aimed at hangar use. Fault isolation guidance for non-CFDS monitored systems in the form of functional block diagrams, charts and tables.

Level 3 —	Aimed at engineering use. List of CFDS messages and decoding of troubleshooting data (decoding of coded messages provided by the CFDS). Level 3 is supplied on floppy disk.

3.	MISCELLANEOUS DOCUMENTATION

3.1	Airplane Characteristics for Airport Planning (AC)

The AC will be in general accordance with Specification NAS 3601.

3.2	Aircraft Recovery Manual (ARM)

The ARM provides the following planning information: preparing and moving a disabled aircraft that may be obstructing airport traffic.

3.3	Cargo Loading System Manual (CLS)

The CLS details handling procedures for the Cargo Loading System.

3.4	Crash Crew Chart (CCC)

The CCC provides information concerning access to the Aircraft interior, location of safety equipment, hazardous liquids, etc.

3.5	List of Radioactive and Hazardous Elements (LRE)

The LRE provides information on components and materials for which specific precautions have to be taken.

3.6	List of Applicable Publications (LAP) — C

The LAP will record the Seller’s various Airframe Technical Data indicating the last valid revision number and issue date.

3.7	Livestock Transportation Manual (LTM)

The LTM details the facilities, equipment and procedures necessary for live animal transportation in aircraft of the Manufacturer of the type of the Aircraft.

3.8	Service Bulletins (SB) — C

The Buyer will receive all Service Bulletins applicable to the Aircraft.

3.9	Service Information Letters (SIL)

SILs give information of a general nature and also about minor changes or inspections the Buyer may wish to apply under the Buyer’s authority.

3.10	Transportability Manual (TM)

The TM gives cargo hold dimensions for currently available cargo Aircraft, transportation information and requirements for large Aircraft components. Component dimensions, weights and shelf life limitations are also given.

3.11	Supplier Product Support Agreements (SPSA)

The SPSA is a collection of product support conditions negotiated by the Manufacturer with the suppliers of Aircraft equipment.

3.12	Vendor Information Manual (VIM)

The VIM provides Vendor contact information.

3.13	Vendor Information Manual (GSE) (VIM/GSE)

The VIM/GSE gives contact names and addresses of Ground Support Equipment (GSE) vendors and their product support organizations.

4.	OPERATIONAL MANUALS

4.1	Abnormal\Emergency Check List\Quick Reference Handbook (CL\QRH) — C

The CL is an extract from the FCOM presented as a booklet for quick in-flight use.

4.2	FAA Approved Flight Manual (FM) — C

The AFM provides Aircraft performance operating limitations and other flight data required by the relevant Airworthiness Authorities for certification. It includes the Configuration Deviation List (CDL).

4.3	Flight Crew Operating Manual (FCOM) — C

The FCOM provides Aircraft and systems descriptions, normal, abnormal and emergency procedures as well as operational performance.

4.4	Master Minimum Equipment List (MMEL)

The MMEL defines the components and the related conditions under which, when the components are defective, the Aircraft may be cleared for flight. In addition, the MMEL provides the necessary information to establish the Buyer’s own Minimum Equipment List (MEL).

4.5	Performance Engineering Program (PEP)

The PEP consists of a Low Speed Performance data base and a High Speed Performance data base together with their respective programs. The Performance Engineering Program may be used by the Buyer under the license conditions set forth in Appendix 1 to this Exhibit F.

The Low Speed Performance programs consist of the Take-off and Landing Chart computation program (TLC) which permits the computation of:

– regulatory take-off and landing performance,

– noncertified take-off performance accounting for runway data and weather, together with the Tabulation and Interpolation program (TAB), issued with the AFM, which permits the reading, editing and interpolation of the tables listed in the AFM.

The High Speed Performance programs are the In Flight Performance computation program (IFP) which permits computation of Aircraft performance for each flight phase and the Aircraft Performance Monitoring program (APM) which permits analysis of Aircraft cruise performance from data recorded during stabilized flight periods.

4.6	Performance Program Manual (PPM)

The PPM is the users’ guide for the Performance Engineering Program (PEP).

4.7	Weight and Balance Manual (WBM) and Weight and Balance Manual Supplements — C

The corresponding supplements:
– Delivery Weighing Report,
– Equipment List,
will be delivered with each Aircraft.

5.	OVERHAUL DATA

5.1	Cable Fabrication Manual (CFM)

The CFM contains all the data necessary to locate, identify, manufacture and test control cables used on the Aircraft. An appendix contains cable end fitting specification sheets, and detailed manufacturing instructions.

5.2	Component Documentation Status (CDS) — C

The CDS lists Component Maintenance Manuals in accordance with Subparagraphs 5.4 and 5.5 below.

5.3	Component Evolution List (CEL)

The CEL is a noncustomized document listing all components on the Aircraft and also gives the evolution of each component.

The information is provided in order of:

- part number

- FSCM

- ATA reference.

5.4	Component Maintenance Manual Manufacturer (CMMM)

The CMMM contains all the data necessary to locate, identify and maintain Aircraft components manufactured by the Seller.

5.5	Component Maintenance Manual Vendor (CMMV)

The Seller will ensure that each Vendor of repairable components will deliver to the Buyer a Component Maintenance Manual Vendor with revision service.

6.	STRUCTURAL MANUALS

6.1	Nondestructive Testing Manual (NTM)

The NTM supplies Airframe data necessary to carry out nondestructive testing.

6.2	Structural Repair Manual (SRM)

The SRM contains descriptive information for identification and repair of the Airframe primary and secondary structure and will include substantial structural analysis.

FORM

CD-A	CD-ROM: Advanced Consultation and Navigation System
CD-P	CD-ROM: in PDF — Portable Document Format
D	DISKETTE (Floppy Disk)
DD	DIGITAL DATA. Stands generally for SGML format on CD-ROM.
DVD	DIGITAL VERSATILE DISK.
OL-A	ON-LINE through AOLS (Airbus On-Line Services): Advanced Consultation and Navigation System
OL-IDIS	ON-LINE Interactive Distribution Information and Support: Central Repository for Supplier Documentation accessible On-Line through AOLS.
P1	PRINTED ONE SIDE. Refers to manuals in paper with print on one side of the sheets only.
P2	PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

TYPE

C	CUSTOMIZED. Refers to manuals which are customized to specific MSNs.
G	GENERIC. Refers to manuals which are for all aircraft types/models/series.
E	ENVELOPE. Refers to manuals which are not customized.
P	PRELIMINARY. Refers to preliminary data or manuals which may consist of:
-either one time issue not maintained by revision service, or
-preliminary issues maintained by revision service until final manual or data delivery, or
-supply of best available data under final format with progressive completion through revision service.

ATA

Manuals established in general compliance with ATA 100 Revision 23 and digital Standards established in general compliance with ATA Specification 2200 (iSpec 2200) Information Standards for Aviation Maintenance.

Subsequent revisions of the ATA Specification will be considered.

DELIVERY

Delivery of Technical Data is expressed either as the number of days prior to delivery of the first Aircraft or as nil (0), which designates the date of delivery of the first Aircraft.

It is agreed that the number of days indicated will be rounded up to the next regular revision release date.

QUANTITY

Self-Explanatory

MANUALS AVAILABLE (headlines)

1 — ENGINEERING DOCUMENTS
2 — MAINTENANCE & ASSOCIATED MANUALS
3 — MISCELLANEOUS PUBLICATIONS
4 — OPERATIONAL MANUALS AND DATA
5 — OVERHAUL DATA
6 — STRUCTURAL MANUALS

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
OPERATIONAL MANUALS AND DATA
Flight Crew Operating Manual	FCOM	P2	C	NO	1	90	Plus one copy per Aircraft at delivery.
	FCOM	CD-A	C	NO	1	90
	FCOM	OL-A	C	NO		90	Consultation only.
	FCOM	DD	C	NO	1	90	SGML data for further processing by the Buyer. Applicable to SA and LR Aircraft
Flight Manual	FM	P1	C	NO	2	0	Plus one copy per Aircraft at delivery.
Master Minimum Equipment List	MMEL	P2	C	NO		180	Plus one copy per Aircraft at delivery.
	MMEL	DD	C	NO	2	180	SGML data, including Part 1 and Part 2, for further processing by the Buyer. Applicable to SA and LR Aircraft.
Quick Reference Handbook	QRH	P2	C	NO	4	90	Plus one copy per Aircraft at delivery.
Trim Sheet	TS	P2	C	NO	1	0	Electronic file in Word format, applicable to WB, SA and LR Aircraft.
Weight and Balance Manual	WBM	P1	C	YES	2	0	For the WBM the flight deck copy is an advance copy only of the customized manual, not subject to revision or updating. Weighing Equipment List delivered two weeks after Aircraft delivery
Performance Engineer’s Programs	PEP	CD-A	C	NO		90
	PEP	OL-A	C	NO	1	90
Performance Programs Manual	PPM	CD-A	C	NO		90	Included in the PEP CD-Rom

WB = Wide Body: A310/A300-600
SA = Single Aisle: A318/A319/A320/A321
LR = Long range: A330/A340

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS
Aircraft Maintenance Manual	AMM	DVD	C	YES	3	90	Contained on Basic AirN@v for SA and LR Aircraft. (Limited to 3 copies per customization).
	AMM	CD-P	C	YES		90
	AMM	DD	C	YES	1	90	SGML data for further processing by the Buyer. Applicable to SA and LR Aircraft.
Aircraft Schematics Manual	ASM	CD-P	C	YES	3	90
	ASM	DD	C	YES	1	90	SGML data for further processing by the Buyer. Applicable to WB, SA and LR Aircraft.
Aircraft Wiring Lists	AWL	CD-P	C	YES	3	90
	AWL	DD	C	YES	1	90	SGML data for further processing by the Buyer. Applicable to WB, SA and LR Aircraft.
Aircraft Wiring Manual	AWM	CD-P	C	YES	3	90
	AWM	DD	C	YES	1	90	SGML data for further processing by the Buyer. Applicable to WB, SA and LR Aircraft.
Component Location Manual	CLM	CD-P	C	NO	3	90	For SA and LR Aircraft.
Consumable Material List	CML	CD-P	G	YES	3	180
Duct Repair Manual	DRM	CD-P	E	NO	3	90
Ecam System Logic Data	ESLD	CD-P	E	NO	3	90	For SA and LR Aircraft.
Electrical Load Analysis	ELA	CD-P	C	NO	1	0	For first delivered Aircraft
Electrical Standard Practices Manual	ESPM	CD-P	G	YES	3	90
	ESPM	DD	G	YES	1	90	SGML data for further processing by the Buyer. Applicable to WB, SA and LR Aircraft.
Electrical Standard Practices booklet	ESP	P2	G	NO	6	90
Flight Data Recording Parameter Library	FDRPL	CD-A	E	NO	3	90	For SA and LR Aircraft.

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS
Fuel Pipe Repair Manual	FPRM	CD-P	G	NO	3	90

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv
Illustrated Parts Catalog (Airframe)/Additional Cross Reference Table	IPC/ACRT	DVD	C	YES		90	Contained on Basic AirN@v for SA and LR Aircraft. (Limited to 3 copies per customization).
	IPC/ACRT	CD-P	C	YES	3	90
	IPC/ACRT	DD	C	YES	1	90	Issue date to be coordinated with Initial Provisioning Data delivery included in EXHIBIT “E” Spare Parts Procurement. SGML data for further processing by the Buyer. Applicable to WB, SA and LR Aircraft.
Illustrated Parts Catalog (Power Plant)	PIPC	CD-P	C	NO	3	90	Integrated in the Airframe IPC for SA and LR Aircraft for IAE engines (SA Aircraft) and Rolls-Royce engines (A340 Aircraft). For other Aircraft and engine types, supplied by Propulsion Systems Manufacturer concurrently with the Airframe IPC.
Maintenance Facility Planning	MFP	CD-P	E	NO	3	360	Grouped with AC on one single CD-ROM.
Maintenance Planning Document	MPD	CD-P	E	YES	3	360
Maintenance Review Board	MRB	P2	E	NO	3	360	MRB Report includes the Certification Maintenance Requirements (CMR) and Airworthiness Limitation Items (ALI) documents.
Support Equipment Summary	SES	CD-P	G	NO	3	360	Grouped with TEM, TEI on one single CD-ROM.
Tool and Equipment Bulletins	TEB	OL-A	E	NO		—
Tool and Equipment Drawings	TED	OL-A	E	NO	1	360	Provided as Aperture Cards until on-line availability
Tool and Equipment Index	TEI	CD-P	E	NO	3	360	Grouped with TEM, SES on a single CD-ROM
Illustrated Tool and Equipment Manual	TEM	CD-P	E	YES	3	360	Grouped with TEI, SES on a single CD-ROM
Trouble Shooting Manual	TSM	DD	C	YES	1	90	SGML data for further processing by the Buyer. Applicable to SA and LR Aircraft.

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv
	TSM	DVD	C	YES		90	Contained on Basic AirN@v for SA and LR Aircraft. (Limited to 3 copies per customization).
	TSM	D-P	C	YES	3	90

SA = Single Aisle: A318/A319/A320/A321
LR = Long range: A330/A340

STRUCTURAL MANUALS
Nondestructive Testing Manual	NTM	CD-P	E	YES	3	90
Nacelle Structural Repair Manual	NSRM	CD-P	E	YES	3	90	Supplied by Propulsion System Manufacturer. The Seller will ensure that NSRM’s is provided in PDF format.
Structural Repair Manual	SRM	CD-P	E	YES	3	90
	SRM	DD	E	YES	1	90	SGML data for further processing by the Buyer. Applicable for A319, A320, A321 Single Aisle and A330, A340 Long range Aircraft SRM.

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
OVERHAUL DATA
Component Documentation Status	CDS	D	C	NO		90	Revised until 180 days after Aircraft delivery
Component Evolution List	CEL	CD-P	G	NO		—	Delivered as follow-on for CDS.
Component Maintenance Manual — Manufacturer	CMMM	CD-P	E	YES	3	90
Component Maintenance Manual — Vendor	CMMV	CD-P OL-IDIS	E	YES	3	90	Provided on paper by the Component Suppliers until On-Line availability.
	CMMV	P2	E	YES		90	If more than one(1) Airbus aircraft type in operation with the Buyer, dispatch of the “common” CMMV shall not be duplicated.
Cable Fabrication Manual	CFM	CD-P	E	NO		90

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
ENGINEERING DOCUMENTS
Installation and Assembly Drawings	IAD	OL-A	C	NO		0	Available on AOLS “AIDA”
Process and Material Specification	PMS	E	G	NO		0
Parts Usage (Effectivity)	PU	OL-A	E	NO		0	Available on AOLS “AIDA”
Schedule (Drawing Nomenclature)	S	OL-A	E	NO		0	Available on AOLS “AIDA”
Standards Manual	SM	CD-P	G	NO	3	180

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
MISCELLANEOUS PUBLICATIONS
Airplane Characteristics for Airport Planning	AC	CD-P	E	NO	7	360	Grouped with MFP on one single CD-ROM
ATA Breakdown Index	ATBI	CD-P	E	NO	1	360	Optional
CADETS (Technical Publications Training)	CADE	CD-A	G	NO	1	360
Aircraft Recovery Manual	ARM	CD-P	E	YES		90	Grouped with AC and MFP on one single CD-ROM
Crash Crew Chart	CCC	P1	E	NO	2	180	Also available On-Line on seller’s website
Cargo Loading System Manual	CLS	CD-P	E/C	NO		180	CLS is Envelope (E) for SA and LR Aircraft and Customized (C) for WB Aircraft.
List of Applicable Publications	LAP	OL-A	C	NO	2	90
List of Radioactive and Hazardous Elements	LRE	CD-P	G	NO	3	90
Livestock Transportation Manual	LTM	CD-P	E	NO	3	90
Service Bulletins	SB	OL-A	C	YES		0
Service Information Letters	SIL	CD-A	E	YES	3	0	On TPCI CD-ROM
	SIL	OL-A	E	YES		0	SIL

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
MISCELLANEOUS PUBLICATIONS
Supplier Product Support Agreements
Supplier Product Support Agreements 2000	SPSA	CD-P	G	NO	3	360	Based on General Conditions of Purchase (GCP) 2000
Transportability Manual	TM	CD-P	G	NO	3	180
Vendor Information Manual	VIM	CD-A	G	NO	3	360
	VIM	OL-A	G	NO		360
Vendor Information Manual GSE	VIM/GSE	CD-A	G	NO	3	360
	VIM/GSE	OL-A	G	NO		360

LICENSE FOR USE OF SOFTWARE

1.	Definitions

For the purposes of this license the following definitions shall apply:

“Licensor” means the Seller.

“Licensee” means the Buyer.

“Software” means the set of programs, configurations, processes, rules and, if applicable, documentation related to the operation of the data processing.

“Freeware” means the Software furnished free of charge to the Licensee.

“Composite Work” means the work composed of various elements, such as database, software or data, and which necessitates the use of the Software, to the extent the same is embedded in the Software.

“User Guide” means the documentation, which may be in electronic format, designed to assist the Licensee to use the Software, Freeware or Composite Work, as applicable.

Capitalized terms used herein and not otherwise defined in this Software License shall have the meaning assigned thereto in the Agreement.

2.	Grant

The Licensor grants the Licensee the right to use the Software under the conditions set forth below (“the Software License”). The Software License will also apply to any Freeware and/or Composite Work delivered by the Licensor.

3.	Personal License

The sole right granted to the Licensee under this Software License is the right to use the Software. The Software License is personal to the Licensee, for its own internal use, and is non-transferable (except as provided in [***] herein) and nonexclusive.

4.	Copies

Use of the Software is limited to the number of copies delivered by the Licensor to the Licensee and to the medium on which the Software is delivered. No reproduction will be made without the written consent of the Licensor. It is however agreed that the Licensee is authorized to copy the Software for back-up and archiving purposes. Any copy authorized by the Licensor to be made by the Licensee will be performed under the sole responsibility of the Licensee. The Licensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Licensee makes of the Software.

5.	Term

Subject to the Licensee having complied with the terms of this Software License, the rights under the Software License will be granted from the date of first delivery of the Software to December 31st of the year of delivery. For the following years, the rights under this Software License shall be automatically granted to the Licensee from January 1st to December 31st, subject to compliance by the Licensee with its obligations under this License.

The Licensee may terminate the Software License by notifying in writing to the Licensor its desire not to renew the service for the following year. Such notification must be received by the Licensor not later than November 30th of the current year.

In the event that the Licensor should offer a replacement product, the conditions for using such product will be subject to a separate agreement substantially similar to the terms of this Agreement.

6.	Conditions of Use

Under the present Software License, the Licensee will:

•	act diligently to maintain the Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

•	use the Software in accordance with such documentation and the User Guide, and ensure that the staff using the Software has received the appropriate training;

•	use the Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties (subject to said agreement, decompilation may be agreed to by the Licensor in order for the Licensee to obtain the necessary information to enable the Software to function in another technical environment);

•	use the Software for its own internal needs and on its network only, when technically possible, and exclusively on the machine referenced and the site declared;

•	not alter, reverse engineer, modify or adapt the Software, nor integrate all or part of the Software in any manner whatsoever into another software product;

•	when the source code is provided to the Licensee, the Licensee shall have the right to study and test the Software, under reasonable conditions to be expressly specified by the Licensor, but in no event shall the Licensee have the right to correct, modify or translate the Software [***];

•	not correct the Software, without Licensor’s prior written and express consent;

•	not translate, disassemble or decompile the Software, nor create a software product derived from the Software [***];

•	not attempt to or authorize a third party to discover or re-write the Software source codes in any manner whatsoever [***];

•	not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights provided in the Software by the Licensor;

•	not pledge, sell, distribute, grant, sub-license, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Software, whether in whole or in part, for the benefit of a third party;

•	not permit any third party to use the Software in any manner, including but not limited to, any outsourcing, loan, commercialization of the Software or commercialization by merging the Software into another software or adapting the Software, without prior written consent from the Licensor.

The Licensor shall be entitled, subject to providing reasonable prior written notice thereof to the Licensee, to come and make reasonable inspections to verify in the Licensee’s facilities whether the conditions specified in the present Software License are respected. This will not however engage the responsibility of the Licensor in any way whatsoever.

7.	Training

In addition to the User Guide provided with the Software, training and other assistance will be provided upon the Licensee’s request at rates set forth in the ANACS General Terms and Conditions of Sale.

8.	Proprietary Rights

The Software is proprietary to the Licensor or the Licensor has acquired the intellectual property rights necessary to grant this Software License. The copyright and all other proprietary rights in the Software are and will remain the property of the Licensor.

The Licensor reserves the right to modify any Software at its sole discretion without prior notice to the Licensee.

9.	Copyright Indemnity

The Licensor will defend and indemnify the Licensee against any claim that the normal use of the Software infringes the intellectual property rights of any third party, provided that the Licensee:

•	Promptly notifies the Licensor, upon Licensee’s actual knowledge of any claim or potential claim;

•	Makes no decision or settlement of any claim;

•	Allows the Licensor to have sole control over all negotiations for its settlement;

•	Gives the Licensor all reasonable assistance in connection therewith.

Should the Licensee be prevented from using the Software by any enforceable court decision, the Licensor will at its own costs and at its choice either modify the Software to avoid infringement or obtain for the Licensee the right to use the Software.

10.	Confidentiality

The Software and its contents are designated as confidential. Unless compelled by applicable law, (in which case Licensee will inform licensor reasonably in advance of any such disclosure). The Licensee undertakes not to disclose the Software or parts thereof to any third party without the prior written consent of the Licensor. In so far as it is necessary to disclose aspects of the Software to the employees, such disclosure is permitted solely for the purpose for which the Software is supplied and only to those employees who need to know the same.

The obligations of the Licensee to maintain confidentiality will survive the termination of the Software License grant for a period of ten (10) years.

11.	Warranty

The Licensor warrants that the Software is prepared in accordance with the state of art at the date of its conception and will perform substantially in accordance with its functional and technical specification at the time of delivery. Should the Software be found to contain any non-conformity or defect, the Licensee will notify the Licensor promptly thereof and the sole and exclusive liability of the Licensor under this Software License will be to correct the same.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR AND/OR ITS SUPPLIERS AND REMEDIES OF THE LICENSEE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LICENSEE HEREBY WAIVES, RELEASE AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE LICENSEE AGAINST THE LICENSOR, ITS SUPPLIERS AND/OR THEIR INSURERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY SOFTWARE DELIVERED UNDER THIS SOFTWARE LICENSE INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS;

(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR IN TORT AND WHETHER OR NOT ARISING FROM THE LICENSOR’S AND/OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND

(E)	[***].

THE LICENSOR AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY SOFTWARE DELIVERED UNDER THIS SOFTWARE LICENSE.

FOR THE PURPOSES OF THIS CLAUSE 11, “THE LICENSOR” WILL INCLUDE THE LICENSOR, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

The Licensor shall have no liability for data that is entered into the Software by the Licensee and/or used for computation purposes.

12.	Liability and Indemnity

The Software is supplied under the express condition that, except as provided in Paragraph 9 hereof, the Licensor will have no liability in contract or in tort arising from or in connection with the use or possession by the Licensee of the Software and that the Licensee will indemnify and hold the Licensor harmless from and against any liabilities and claims resulting from such use or possession.

13.	Force Majeure

13.1	The Licensor will not be responsible nor be deemed to be in default on account of delays in delivery or otherwise in the performance of this Software License or any part thereof due to causes reasonably beyond Licensor’s or its subcontractors’ control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Licensee or the governments of the countries of Licensor or its subcontractors, war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or vendor to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor’s or vendor’s control or failure of the Licensee to comply with its obligations arising out of the present Software License.

13.2	The Licensor will, as soon as practicable after becoming aware of any delay falling within the provisions of this Clause, notify the Licensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume performance under the Software License.

14.	Termination

In the event of breach of an obligation set forth in this Software License by either the Licensor or the Licensee, which is not cured within 30 days from the date of receipt of a written notice notifying the breach, the non-breaching party will be entitled to terminate this Software License.

In the event of termination for any cause, the Licensee will no longer have any right to use the Software and shall return to the Licensor all copies of the Software and any relating documentation together with an affidavit to that effect. In case of breach by the Licensee, the Licensor will be entitled to retain any amount paid for the ongoing year.

15.	General Provisions

15.1	[***] this Software License or part thereof will not be assigned to a third party without the prior written consent of the other party.

15.2	This Software License will be governed by the laws of the State of New York, USA.

15.3	In the event that any provision of this Software License should for any reason be held ineffective or unenforceable, such provision shall be deemed deleted from this License and the remainder of this Software License shall remain in full force and effect.

The invalid provision shall be replaced by such valid one as the parties would have chosen had they been aware of such invalidity.

15.4	Notices

All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier or facsimile (with proof of delivery) at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, facsimile or e-mail, the date on which it is received (as evidenced by the proof of delivery supplied by the server or courier), will be deemed to be the effective date of such notice or request. Certain classes of notices must be made as follows:

The Seller will be addressed at:

2, rond-point Maurice Bellonte 31700 BLAGNAC FRANCE Attention: Director — Contracts

Telephone: 33 05 61 30 40 12 Fax: 33 05 61 30 40 11 E-mail: to be notified to the Buyer

The Buyer will be addressed at:

45200 Business Court Dulles, Virginia 20166 Attention: Chief Financial Officer

Telephone: 703-650-6000 Fax: 703-650-6294 E-mail: to be notified to the Seller

Either Party may, from time to time by written notice designate for itself another address or another person to whose attention such notice is sent.

LICENSE FOR

USE OF

AIRBUS ON-LINE SERVICES

LICENSE AGREEMENT

This License Agreement (the “Agreement”) is made this       day of                , 200   by and between Airbus North America Customer Services, Inc., with a principal place of business at 198 Van Buren Street, Suite 300, Herndon, Virginia (“ANACS”) and                                                   , a                                                     corporation with its principal place of business at                                                              (“User”):

WHEREAS Airbus has developed and owns an original database containing technical and commercial documentation and information on aircraft manufactured by Airbus (as more fully defined below, the “Database”), via a set of services known as “Airbus On Line Services” (“AOLS”) and

WHEREAS Airbus has granted a license for use of AOLS to access the Database to its affiliate AVSA, S.A.R.L. (“AVSA”) and ANACS has obtained a license thereof from AVSA and

WHEREAS, ANACS’s license entitles ANACS to further sublicense use of AOLS to User under the terms and conditions set forth herein, and User wishes to obtain such sublicense in order to have access to the Database through AOLS in its operation of Airbus aircraft,

NOW THEREFORE, the parties, wishing to be mutually and legally bound, hereby agree as follows:

definitions

     The following capitalized terms will have the meanings set forth below:

“Access Procedure Kit”	the information necessary for accessing the Database and made available to the User either on-line or on a CD-ROM.

“Administrator”	the person appointed by the User to be responsible for qualifying, suspending or canceling the qualification of an Authorized User, gathering identification information relative to such Authorized User, applying to the Certification-Service-Provider for the appropriate Certificate, providing the necessary access equipment, registering the Authorized User and the Authorized User-related Certificate with ANACS and managing the Authorized Users.

“AOLS Technical Description and Commercial Proposal”	the document attached to this Agreement as Attachment I and Attachment II to this Appendix 2, which contains a comprehensive description of AOLS Services, hardware and software requirements and the “Request for Connection” form, respectively, to be completed by the User to specify the services to be accessed under this License

“Authorized User”	a natural person who has been authorized by the Administrator to access the Database pursuant to the license granted herein.

“Certificate”	an electronic record (file) that binds a Public Key to the identity of the owner of a Public — Private Key pair and is signed by the Certificate Service Provider.

“Certificate Service Provider”	an entity or a legal or natural person retained by ANACS or Airbus, who issues Certificates and/or provides other services related to Electronic Signature

“Data”	the usual representation of a piece of information — whether collected or produced on any medium — so as to facilitate its processing on the Database.

“Database”	the Data of Airbus and ANACS organized in such a manner as to be used by (a) computer programs forming distinct applications to facilitate electronic or telecommunication data exchange and (b) computer programs comprising the necessary electronic elements for the operation of such Database, including a thesaurus, a Database index, viewing systems, and Database services such as AOLS.

“Electronic Signature”	data in electronic form which are attached to or logically associated with other electronic data and which serve as a method of authentication.

“Extracting”	the temporary or permanent transfer of Data from a Database by any means or media.

“Multibase”	a set of databases, which compose the Database.

“On-Line Help”	on-line orientation and assistance.

“Public key”	the public cryptographic key used for the purpose of verifying an Electronic Signature.

“Public Key Infrastructure”	the system organizing the generation and distribution of keys and Certificates.

“Private Key”	the private cryptographic key used for the purpose of creating an Electronic Signature.

“Reader”	equipment to be acquired by the User to be used with the Smartcard for authentication of the Authorized Users.

“Request for Connection”	the form, found as Attachment II to Appendix 2, to be completed by the User. The User’s selection of services shall define the scope of the data accessed under this License.

“Smartcard”	a card supplied by Airbus, memorizing the Authorized User’s identity, personal password and Private Key for use with the Reader for authentication and security purposes.

“Substantial Extraction”	permanent or temporary transfer of a substantial part of the Data from the Database by any means or to any media.

“Use”	means viewing, Extracting, reviewing, printing, reproducing, on any media, of Data from the Database

“User Guide”	means documentation, which may be in electronic format, designed to assist the Authorized User to use the Database.

2.	GRANT OF LICENSE

ANACS hereby grants, and User hereby accepts, a non-exclusive, non-assignable and non-transferable license (the “License”) to User for the Use of AOLS to access the Database. The License will be consistent with User’s Request for Connection and is issued under the terms and conditions set forth herein.

3.	LIMITATION OF RIGHTS

The User will be entitled to exercise its rights under the License through Authorized Users only and only for the purpose of maintaining and operating Airbus aircraft. The User will not, under any circumstances, carry out a Substantial Extraction of Data from the Database.

4.	TECHNICAL CHARACTERISTICS/CONFIGURATION CHANGES

AOLS Database technical characteristics are defined in Appendix 1.

The configuration of the Database, of the operating systems involved, and of the relevant information systems are subject to adjustment, modification and improvement by Airbus or ANACS from time to time; neither ANACS nor Airbus will be held liable for any consequences to User of such adjustments, modifications or improvements.

5.	ADMINISTRATOR AND AUTHORIZED USERS

5.1	The User will appoint one or more Administrators who will be responsible for:

   (i) gathering and screening identification information on potential Authorized Users;

   (ii) qualifying and managing Authorized Users and, where appropriate, suspending or canceling the qualifications thereof;

   (iii) making application to the Certificate Service Provider for the appropriate Certificates;

   (iv) registering the Authorized Users and the related Certificates with ANACS

   (iv) providing the equipment necessary to access AOLS.

5.2	Once an Authorized User obtains a Smartcard and a Certificate is properly issued for such Authorized User, the Authorized User will access AOLS by logging onto the Airbus On-Line Services website in accordance with procedures set forth in the Access Procedure Kit made available to the User.

The User is solely responsible for the choice of services accessed, for defining its research strategy and for evaluating and defining the use of, the search results.

5.3	The User will take every reasonable measure necessary to prevent unauthorized access to the Database, the Data and to the documentation, including the User Guide. Positive authentication of an Authorized User will render the User responsible in all respects for each and every transaction performed by such Authorized User and the User expressly waives any right to repudiate any transaction resulting from such Use.

5.4	The User will comply with the security procedures defined by Airbus and/or ANACS.

6.	DATABASE AVAILABILITY

The Database will be available to the User via the Airbus On-Line Services website on a 24 hours a day / 7 days a week basis. Notwithstanding the above, Airbus has reserved the right to suspend temporarily the access to AOLS where such suspension is necessary to address security problems, perform maintenance services, correct errors and bugs, update and/or upgrade the Database. ANACS will inform the User before any scheduled suspension, unless security concerns prevent such notification.

7.	ELECTRONIC LOGS

The electronic logs produced by the information system supporting AOLS will be evidence of the communications, transactions and payments made between ANACS and the User. ANACS will assure that such logs are stored in a reasonably secure manner and that the data contained in such logs are not modified following initial recording.

8.	ELECTRONIC SIGNATURE

The use by the User of the Certificates together with the Readers will constitute the Electronic Signature of the User and the Authorized Users, authenticating the identities of both and of the Data communicated by and/or to each of them.

9.	CERTIFICATES

ANACS or Airbus will appoint a Certificate Service Provider, who will provide for the issuance of certificates to Authorized Users.

Such Certificate Service Provider shall, upon the User’s application, issue one or more Certificates containing:

(i)	the identification of the Certificate Service Provider;

(ii)	the country in which such Certificate was issued:

(iii)	the identification of the User and the Authorized User;

(iv)	the User’s and the Authorized User’s Public Key corresponding to the User’s and the Authorized User’s Private Key(s);

(v)	the identity code of the Certificate;

(vi)	the Electronic Signature of the Certification Service Provider issuing the Certificate, and

(vii)	limitations, if any, on the scope of the Certificate

All reasonable dues or fees charged by the Certificate Service Provider will be the responsibility of the User.

10.	PROTECTION OF INTELLECTUAL PROPERTY RIGHTS

10.1	The User acknowledges that AOLS, the Database and all documentation supplied in connection therewith, including the Airbus On Line Services Catalog, the User Guide and all On-Line Help, are and will remain the property of Airbus and the User agrees to take no action inconsistent with Airbus’ ownership rights in same. The User will not deactivate the Database-integrated security system.

10.2	The User will not make representations regarding, or market or promote the Database or any Data from the Database, whether gratuitously or for consideration. The User will not adapt, modify, alter, arrange or translate the Database for any reason, or alter the Database’s architecture in any manner without the Seller’s prior express written consent.

10.3	The User will not use any information regarding the structure, content or operation of AOLS to create a database designed to compete with the Database.

10.4	The User will inform its employees, agents and representatives of the terms of this License and in particular of this section 10, and will take all other reasonable measures to prevent unauthorized access to the Database. The User will preserve all copyright notations appearing on the Database, Data and documentation (including the User Guide and the Airbus On Line Services Catalog), and on any media.

11.	INTELLECTUAL PROPERTY RIGHTS INDEMNITY

ANACS will indemnify the User against any claims that the normal Use of the Database infringes the intellectual property rights of any third party, provided that the User (a)

promptly notifies ANACS of any such claim, (b) makes no admission or settlement of any claim, (c) allows ANACS to conduct the defense or settlement of such claim (but in no event will ANACS admit the liability of the User without User’s prior written consent) and (d) provides ANACS with all reasonable assistance in connection therewith.

12.	PRICE AND PAYMENT

AOLS described in Paragraph A of Attachment I to this Appendix 2 are available free of charge to the Buyer for so long as the Buyer has one Aircraft in its fleet. AOLS described in Paragraph B of Attachment I to this Appendix 2 are available for a fee to be provided upon request by the User.

13.	WARRANTY

ANACS, in its capacity as “User,” has obtained from Airbus, through its license with AVSA, the following warranty. ANACS hereby assigns to User and User hereby accepts, all of the rights and obligations of ANACS in its capacity as “User” under the aforementioned license, and ANACS subrogates the User into all such rights and obligations in respect of the License. ANACS hereby warrants that it has the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the User and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the User. Capitalized terms used in the following provisions have the meanings assigned thereto in this License, except that “User” refers to ANACS.

QUOTE

Airbus warrants that the Database has been developed in accordance with the state of art current as of the date of such development, taking into account the diversity of the information sources presented and the complexity of the information processing involved.

IN THE EVENT THAT THE DATABASE IS FOUND TO CONTAIN A DEFECT, THE LIABILITY OF AIRBUS SHALL BE LIMITED TO CORRECTION OF THE DEFECT AT ITS EXPENSE.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF AIRBUS AND REMEDIES OF THE USER SET FORTH IN THIS LICENSE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE USER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF AIRBUS AND RIGHTS, CLAIMS AND REMEDIES OF THE USER AGAINST AIRBUS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE DATABASE MADE

AVAILABLE UNDER THIS LICENSE BY ANACS, INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS;

(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	[***].

AIRBUS WILL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE DATABASE MADE AVAILABLE UNDER THIS LICENSE BY ANACS.

The above warranty will not apply to:

(i) data transmission;

(ii) the performance of the website or the internet;

(iii) the telecommunications lines, information systems hardware or software products, proprietary or otherwise, interfacing with the Database, including the browser;

(iv) malfunctions or defects attributable to the availability or speed or other inherent limitations in the world wide web or search engines employed with respect thereto;

(v) any consequence of the interface of User’s software with the Database.

The User will inform Airbus of any error or missing Data of which it may become aware during it use of the Database.

UNQUOTE

14.      NONDISCLOSURE

Except as compelled by applicable law (in which circumstances, if allowed by applicable law, the User will notify ANACS prior to such disclosure), the User will not disclose the Database, related documentation, or parts thereof, to any third party without the prior written consent of ANACS. In so far as it is necessary to disclose aspects of the Database to employees, such disclosure is permitted only for the purpose for which the Database is supplied and only to the employee with a need to know.

15.    PERSONAL DATA PROTECTION

If necessary, ANACS and the User will register with the relevant authority or authorities any personal data files or personal data automated processing systems as provided under applicable local laws and will inform each other of any information system evolution, which could affect such registration(s).

Personal data may be accessed and any errors therein corrected, by notice in writing ANACS. The User will notify Authorized Users of this right and will itself abide by applicable rules on personal data protection.

16.    FORCE MAJEURE

16.1	Neither ANACS nor its affiliates will be responsible for, or be deemed to be in default on account of, delays in availability of the services licensed hereunder due to causes reasonably beyond ANACS’s, Airbus’ or their respective subcontractors’ control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the User or the governments of the countries of Airbus or its subcontractors, war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or vendor to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor’s or vendor’s control or failure of the User to comply with its obligations under this License (all of the foregoing defined as “Excusable Delay”).

16.2	ANACS will, as soon as practicable after becoming aware of any Excusable Delay, notify the User of such delay and of the probable duration thereof and will, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for the Excusable Delay, resume performance under this License.

17.    TERMINATION

17.1	In the event of a material breach of any provision of this License by either party, which is not cured within 30 days from the date of receipt of a written notice of such breach, the non-breaching party will be entitled to terminate this License.

17.2	In the event of termination for cause, the User’s rights to Use of the Database will terminate and, unless such breach is attributable to gross negligence or willful misconduct on the part of ANACS, ANACS will retain any amount paid for the then current year.

18.   GENERAL PROVISIONS

18.1	Assignment

Except as may be provided in the Purchase Agreement, the License may not be assigned to a third party without the prior consent of the other party except that ANACS may assign all or part of this License to any Affiliate.

18.2	Further Sublicense

The User shall not be entitled to further sublicense the License absent the express written consent of ANACS.

18.2	Law

This Agreement is entered into and will be interpreted in accordance with the law of the State of New York, USA, without regard to any conflict of laws provisions which would result in the application of the law of any other jurisdiction.

18.3	Invalidity

In the event that any provision of this Agreement is held to be legally ineffective or unenforceable, such provision will be deemed deleted from this Agreement and the remainder of this Agreement will remain in full force and effect.

18.4	Notices

All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier or facsimile (with proof of delivery) at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, facsimile or e-mail, the date on which it is received (as evidenced by the proof of delivery supplied by the server or courier), will be deemed to be the effective date of such notice or request. Certain classes of notices must be made as follows:

The Seller will be addressed at:

2, rond-point Maurice Bellonte 31700 BLAGNAC FRANCE

Attention: Director — Contracts

Telephone: 33 05 61 30 40 12 Fax: 33 05 61 30 40 11 E-mail: to be notified to the Buyer

The Buyer will be addressed at:

45200 Business Court Dulles, Virginia 20166 Attention: Chief Financial Officer

Telephone: 703-650-6000 Fax: 703-650-6294 E-mail: to be notified to the Seller

Either Party may, from time to time by written notice designate for itself another address or another person to whose attention such notice is sent.

18.5	Entire Agreement

This Agreement contains the entire understanding of the parties hereto regarding the subject hereof, and supercedes and renders void all other prior written or oral agreements thereon. This Agreement may not be amended except by a writing signed by both parties.

Wherefore, the Parties have agreed and have executed this License on the date first above written:

AIRBUS NORTH AMERICA CUSTOMER SERVICES, INC.

By:

[User]

By:

AOLS CATALOG

A. AIRBUS ON-LINE SERVICES — BASIC SERVICES

Maintenance & Engineering

     Engineering Technical Data Service (ETDS)

The ETDS service shall provide access, via a document index, to the contents of:

•	Service Bulletins — issued since beginning of 1993 (SB’s after July 1997 in SGML; SB’s between 1993 and July 1997 in PDF)

•	Modification Information Document (MID)

•	All Operators Telex (AOT)

•	Flight Operations Telex (FOT)

•	Service Information Letter (SIL)

•	Consignes de Navigabilité (CN)

•	Airworthiness Directives (AD)

•	Technical follow-up (TFU)

•	Operators Information Telex (OIT)

     Quarterly Service Report (QSR)

The QSR-WEB is the new electronic format of the Quarterly Service Report, featuring Web technology.

It contains, for all Airbus aircraft types:

•	The aircraft life history

•	The main monthly operational reliability characteristics for each operator (such as Aircraft in service, daily utilization, average flight duration, Dispatch and Operational Reliability)

•	Engine removal reliability data

•	ETOPS operations (if applicable)

     Repair guide (ARG/AOG)

This service shall provide the Buyer with information about Suppliers’ authorized repair stations and the AOG stock locations.

     Modification comparison list (ACCL)

The purpose of this service is to provide the Buyer with Modification Comparison Lists that are created for each and every aircraft delivered.

Training

The training catalog is available.

Material

     Spares Ordering

This service is already available in an autonomous mode (http://spares.airbus.com). The integration in Airbus On-Line Services Basic services is in progress.

General information

     Customer Services Catalog

The Customer Services Catalog is available.

     Warranty Claim (CAWA)

Four main functions are available:

Warranty claims booking

Consultation of the warranty claims status

Consultation of statistics on response time regarding closed/open files

Consultation of warranty guide

Note : Warranty Services are aimed at people who have authority to file warranty claims.

     Vendor Information Manual (VIM)

The VIM/E gives contact for major equipment Suppliers, who have signed Customer Support agreements with the Seller, including their Regional Customer Support facilities and equipment by aircraft type.

     Supplier Product Support Agreement (SPSA)

The SPSA is the collection of the Agreements that the Seller has reached with its major Suppliers; these Agreements are transferable to the Buyer. These Agreements are based on the Seller’s GCP/General Conditions of Purchase, Part II, 450, 650 and 2000.

B. AIRBUS ON-LINE SERVICES — OPTIONAL SERVICES

1.	Airbus Industrie Drawing Access (AIDA)

The AIDA service offers:

•	Mechanical Drawings for all Airbus aircraft types.

•	Data available: Drawing pictures (in raster format (TIFF/CCITTG4)) and Parts List / Parts Usage (in PDF).

•	Data access:

–	Access control: Information applicable to user fleet,

–	Direct access by drawing number, Parts List or Part Number,

–	Top down navigation by using the Part Lists,

–	Bottom up navigation by using the Part Usage,

–	Printing and downloading of any drawing,

–	Back up service: fax copy of the data.

2.	Flight Crew Operating Manual (FCOM) Service

FCOM service offers:

•	Delivery on CD-ROM’s of the 4 volumes of the FCOM, under a specific format (HTML format) allowing a smart consultation on portable PC’s of the manual.

•	Possible customization of the manual, using a tool delivered to the same CD-ROM and allowing the customer to create its own CD-ROM’s for its pilots or make accessible the customized FCOM through its internal network.

•	This service offered today through LPC (Less Paper Cockpit) is now accessible through Airbus On-Line Services.

•	Possibility for end-users to download onto their personal computer the latest TRs and OEBs released by Airbus. Immediately after the latter are downloaded, the consultation process on the personal computer takes the information contained in the FCOM CD-ROM as baseline and amends this information with the TRs’ and OEBs’ information.

•	Possibility for users to provide Airbus with feedback through an e-mail tool integrated within the application.

If this option is not selected by you, the only media available for FCOM remains paper. Note: this service is not available for wide body aircraft (A300 / A300-600 / A310)

AOLS TECHNICAL CHARACTERISTICS

1.	Workstation Specifications

•	Hardware requirements

–	PC Pentium 200 MHz with 128 MB RAM (256 MB recommended)

–	17 inches (20 inches recommended for Mechanical Drawings service) screen

–	Screen resolution 1024X768 with 64K colors

–	1 GB hard drive

–	Modem 56Kbps V90 if using dial up or Ethernet board through WAN

–	Printer 300 dpi Laser A3/A4, Adobe compliant

•	Software requirements

–	Windows 95, 98, NT4

–	Netscape Navigator 4.51 or 4.7 US version Internet Explorer 5.01 SP1 or 5.5 SP1/SP2 US version

–	For MSIE the minimum requirement for the Java Virtual Machine (JVM) is 5.0 Relaease 5.0.0.3167

–	Winzip 7.0

–	Browser PDF plug-in: Acrobat Reader 4.05 or higher

–	TIFF browser plug-in recommendations:

•	ViewDirector Prizm 2.3

Company: TMS Sequoia http://www.tmssequoia.com

•	CSView 150

Company: CSU Software Solutions http://www.csu-software-solutions.com

2.	Network Specifications

ANACS will support the following TCP/IP networks for accessing AOLS:

•	SITA AeroNet

•	Internet

•	ISDN/PSTN

•	Direct lines (leased lines)

The User has the choice of the network (company, bandwidth) according to its needs and budget, but ANACS recommends the following minimum configurations in terms of bandwidth for accessing services such as Airbus Mechanical Drawings:

Number of Users
Services	1 to 10	11 to 25	26 to 50
FCOM	128 Kbps	256 Kbps	512 Kbps
ETDS	128 Kbps	256 Kbps	512 Kbps
Drawings	256 kbps	512 Kbps	1 MKbps

Notes:

•	If you do not have the exact data rate as in the above table, choose the nearest proposed bandwidth which maximizes your data rate.

•	To access more than one service, add the number of users and maximize the data rate selecting higher service used (considering that Mechanical Drawings is the dimensioning service compare to ETDS and FCOM).

3.	Certificate Specification

Connection to AOLS requires a Certificate (standard X509) delivered via the User’s Administrator. This Certificate shall be embedded into the user browser and protected by an 8-digit password.

All procedures, rules and responsibilities associated with such Certificate are described in the Certificate Practice Statement (CPS).

     With this form completed, the Company will be provided with a free of charge access to the following:

•	One (1) or two (2) Administrator certificates and a reasonable quantity of end-user certificates, depending on the Airbus fleet operated by the company.

•	Basic Services , (free of charge)

•	Technical Data in PDF Format: free of charge when [the Company] already subscribed to the revision service (valid Purchase order or contractual clause)

•	Optional Services: free of charge when already covered by a Purchase Order or a valid contractual clause.

This information will be detailed in Airbus acknowledgement.

The access to Airbus On-Line Services shall be subject to the Airbus On-Line Services License Agreement, Appendix 2 to Exhibit F to the Purchase Agreement signed by [the Company].

For and on behalf of [the Company]

Signature

Name

Title

Date

EXHIBIT G
SELLER PRICE REVISION FORMULA

1	Base Price

The Base Price of the applicable Airframe quoted in Clause 3 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	Base Period

The Base Price of the Airframe has been established in accordance with the average economic conditions prevailing in December 2001, January 2002, February 2002 and corresponding to a theoretical delivery in January 2003 as defined by “ECIb” and “ICb” index values indicated hereafter.

“ECIb” and “ICb” index values indicated herein will not be subject to any revision.

3	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI 3721W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 6, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group,” or such other name that may be from time to time used for the publication title and/or table (Aircraft manufacturing, standard industrial classification code SIC 3721). (Base month and year June 1989 = 100.)

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: ECU28102i.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “Producer Price Indexes” (Table 6. Producer price indexes and percent changes for commodity groupings and individual items). (Base Year 1982 = 100.)

Index code for access on the Web site of the US Bureau of Labor Statistics: PU03THRU15.

4	Revision Formula

SELLER PRICE REVISION FORMULA

Pn =	(Pb + F) x [(0.75 x (ECIn/ECIb)) + (0.25 x (ICn/ICb))]

Where:

Pn:	Base Price of the Airframe as revised as of the delivery date of the Aircraft

Pb:	Base Price of the Airframe at economic conditions December 2001, January 2002, February 2002 averaged (January 2003 delivery conditions)

F:	(0.005 x N x Pb) where N = the calendar year of Delivery of the Aircraft minus 2003

ECIn:	the arithmetic average of the latest published values of the ECI SIC 3721W available at the delivery date of the Aircraft for the 11th, 12th and 13th months prior to the month of Aircraft Delivery

ECIb:	ECI SIC 3721W for December 2001, January 2002, February 2002, averaged (=160.4)

ICn:	the arithmetic average of the latest published values of the IC available at the delivery date of the Aircraft for the 11th, 12th and 13th months prior to the month of Aircraft Delivery

ICb:	IC for December 2001, January 2002, February 2002, averaged (=129.2)

5	General Provisions

5.1	Roundings

The Labor Index average and the Material Index average will be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

Each quotient shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

The final factor will be rounded to the nearest ten-thousandth (4 decimals).

SELLER PRICE REVISION FORMULA

The final price will be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Seller Price Revision Formula

If;

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Seller Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

the Seller will select a substitute index for inclusion in the Seller Price Revision Formula (the “Substitute Index”).

The Substitute Index will reflect as closely as possible the actual variance of the labor costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller will make an appropriate adjustment to the Seller Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values

The index values as defined in Paragraph 4 above will be considered final and no further adjustment to the base prices as revised at Delivery of the Aircraft will be made after Aircraft Delivery for any subsequent changes in the published index values.

EXHIBIT H

PROPULSION SYSTEMS PRICE REVISION FORMULA

1	Reference Price of the Engines

The Reference Price of a set of two (2) of the applicable Propulsion Systems is set forth in Clause 3 of the Agreement.

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with Paragraphs 4 and 5 of this Exhibit H.

2	Reference Period

The above Reference Price has been established in accordance with the averaged economic conditions prevailing in June 2000, July 2000, August 2000 (delivery conditions January 2001), as defined, according to INTERNATIONAL AERO ENGINES by the ECIb and ICb index values indicated in Clause 4 of this Exhibit H.

3	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI SIC 3721W,” published quarterly by the US Department of Labor, Bureau of Labor Statistics, in “NEWS,” and found in Table 6, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group,” or such other name that may be from time to time used for the publication title and/or table. (Aircraft manufacturing, standard industrial classification code SIC 3721, base month and year June 1989 = 100.)

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100.)

4	Revision Formula

PROPULSION SYSTEMS PRICE REVISION FORMULA

Pn = (Pb+F) x [(0.65 x (ECIn/ECIb)) + (0.35 x (ICn/ICb))]

Where:

F:	(0.005 x N x Pb) where N = the calendar year of Delivery of the Aircraft minus 2001

Pn:	Revised Reference Price at Aircraft Delivery.

Pb:	Reference Price at averaged economic conditions June 2000, July 2000, August 2000

ECIn:	ECI SIC 3721W for the fifth (5th), sixth (6th) and seventh (7th) months averaged prior to the month of Aircraft Delivery

ECIb:	ECI SIC 3721W for June 2000, July 2000, August 2000 averaged (=149.5)

ICn:	IC for the fifth (5th), sixth (6th) and seventh (7th) months averaged prior to the month of Aircraft Delivery.

ICb:	IC for June 2000, July 2000, August 2000 averaged (=135.7)

5.	General Provisions

5.1	Roundings

(i)	ECIn and ICn shall be calculated to the nearest tenth (1 decimal).

(ii)	Each quotient (ECIn/ECIb) and (ICn/ICb) shall be calculated to the nearest ten-thousandth (4 decimals).

(iii)	The final factor shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the nearest higher figure.

After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

PROPULSION SYSTEMS PRICE REVISION FORMULA

The Revised Reference Price at the date of Aircraft delivery shall be the final price and shall not be subject to any further adjustments in the indexes.

If no final index values are available for any of the applicable months, the then published preliminary figures shall be the basis on which the Revised Reference Price shall be computed.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by INTERNATIONAL AERO ENGINES, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.4	Annulment of Formula

Should the above escalation provisions become null and void by action of the US Government, the price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference

Price Indexes to the average of the fifth (5th), sixth (6th) and seventh (7th) months prior to the scheduled Aircraft Delivery.

5.5	Limitation

Should the Revised Reference Price be lower than the Reference Price, the final price shall be computed with the Reference Price.

LETTER AGREEMENT NO. 1

As of April 1, 2004

Atlantic Coast Airlines
45200 Business Court
Dulles, VA 20166

Re: SPARE PARTS PROCUREMENT

Dear Ladies and Gentlemen,

Atlantic Coast Airlines (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. For the purposes of this Letter Agreement only, references herein to Aircraft shall be deemed to include Leased Aircraft within the meaning of Letter Agreement No. 9 to the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CONTENTS

CLAUSES

1 -	GENERAL	171

2 -	INITIAL PROVISIONING	173

3 -	STORES	178

4 -	DELIVERY	179

5 -	PRICE	180

6 -	PAYMENT PROCEDURES AND CONDITIONS	181

7 -	TITLE	182

8 -	PACKAGING	182

9 -	DATA RETRIEVAL	183

10 -	BUY-BACK	183

11 -	WARRANTIES	184

12 -	LEASING	187

13 -	TERMINATION	197

14 -	ASSIGNMENT	197

1.	GENERAL

1.1	Material

This Letter Agreement covers the terms and conditions for the services offered by the Seller to the Buyer (“Material Support”) in respect of Aircraft spare parts itemized below in Subparagraphs 1.1(a) through 1.1(f) (“Material”).

The Material will comprise:

(a)	Seller Parts (industrial proprietary components, equipment, accessories or parts of the Manufacturer manufactured to the detailed design of the Manufacturer or a subcontractor of it and bearing official part numbers of the Manufacturer or material for which the Seller has exclusive sales rights in the United States). The definition of Seller Parts will not include parts manufactured by a third party pursuant to a parts manufacturing authority.

(b)	Supplier Parts classified as Repairable Line Maintenance Parts in accordance with ATA Specification 2000.

(c)	Supplier Parts classified as Expendable Line Maintenance Parts in accordance with ATA Specification 2000.

(d)	Ground Support Equipment (GSE) and “Specific-To-Type”) tools, which are designed for use only on the A320 Family Aircraft.

(e)	Hardware and standard material.

(f)	Consumables and raw material as a package.

1.2	Scope of Material Support

1.2.1	The Material Support to be provided by the Seller under the conditions hereunder covers the following:

(a)	all Material in Paragraphs 1.1(a) through 1.1(d) and Material in Paragraphs 1.1(e) and 1.1(f) purchased during the “Initial Provisioning Period” (defined below in Paragraph 2.1), and

(b)	the Seller’s leasing of Seller Parts to the Buyer for the Buyer’s use on Aircraft in air transport service as set forth in Paragraph 12 of this Letter Agreement.

1.2.2	Propulsion Systems, including associated parts and spare parts therefore, and Buyer Furnished Equipment, including associated parts and spare parts therefore, are not covered under this Letter Agreement and will be subject to direct negotiations between the Buyer and the respective manufacturers of the Propulsion Systems and the BFE. [***].

1.2.3	During a period commencing on the date hereof and continuing as long as at least five (5) aircraft of the same type as the A320 Family Aircraft are operated in commercial air transport service by any operator (the “Term”), the Seller will maintain or cause to be maintained such stock of Seller Parts as the Seller deems reasonable and will furnish or cause to be furnished at reasonable prices Seller Parts adequate to meet the Buyer’s needs for maintenance of the Aircraft. Such Seller Parts will be sold and delivered in accordance with Paragraphs 4 and 5 of this Letter Agreement, upon receipt of the Buyer’s orders.

The Seller will use [***] efforts to obtain a similar service from all Suppliers of parts that are originally installed on the Aircraft and not manufactured by the Manufacturer.

1.3	Spare Parts Field Representative

The Seller hereby agrees to provide, free of charge, one spare parts representative for up to six (6) months to assist with the Initial Provisioning, to be provided sufficiently in advance of the entry into service of the first Aircraft.

1.4	Manufacture of Seller Parts by the Buyer

1.4.1	The Seller will support the Buyer’s or its designees’ manufacturer of Seller Parts for its own use by providing necessary data in the following cases:

(a)	after expiration of the Term, if at such time the Seller is out of stock of a required Seller Part;

(b)	at any time, to the extent Seller Parts are needed to effect AOG repairs on any Aircraft delivered under the Agreement and are not available from the Seller within a lead time shorter than or equal to the time in which the Buyer can procure said Seller Parts, provided the Buyer will sell or lease such Seller Parts only if they are installed in an Aircraft that is sold or leased;

(c)	in the event that the Seller fails to fulfill its obligations with respect to any Seller Parts pursuant to Paragraph 1.2 above within a reasonable period after written notice thereof from the Buyer; and

(d)	when, with respect to certain Seller Parts, the Seller has granted, under the Illustrated Parts Catalog supplied in accordance with this Letter Agreement, the right of local manufacture of Seller Parts.

1.4.2	The rights granted to the Buyer in Paragraph 1.4.1 will not in any way be construed as a license, nor will they in any way obligate the Buyer to pay any license fee, royalty or obligation whatsoever, nor will they in any way be construed to affect the rights of third parties.

1.4.3	The Seller will promptly provide the Buyer, [***], all technical data reasonably necessary for the Buyer’s use, for the manufacture of Seller Parts, in the event the Buyer is entitled to do so pursuant to Paragraph 1.4.1 of this Letter Agreement. The proprietary rights to such technical data will be subject to the terms of Clause 14.13 of the Agreement.

1.4.4	Nothing in this Agreement will preclude the Buyer from purchasing from any source and installing parts on the Aircraft that can be lawfully installed on an Aircraft.

1.5	Language

1.5.1	Words and expressions used in this Letter Agreement will have the same meanings as they do in Clauses 0-23 of the Agreement, unless otherwise stated in this Letter Agreement.

1.5.2	Technical and trade items used but not defined herein or in the Agreement will be defined as generally accepted in the aircraft manufacturing industry.

2.	INITIAL PROVISIONING

2.1	Definitions

The period up to and expiring on the ninetieth (90th) day after Delivery of the last Aircraft will hereinafter be referred to as the Initial Provisioning Period.

All Material the Buyer purchases from the Seller and its Affiliates during the Initial Provisioning Period is hereinafter referred to as the “Initial Provisioning.”

2.2	Seller-Supplied Data The Seller will prepare and supply to the Buyer the following data:

2.2.1	Initial Provisioning Data

The Seller will provide the Buyer initial provisioning data provided for in Chapter 1 of ATA 2000 for A319 Aircraft, Chapter 2B of ATA 2000 Revision 23 for A320 Aircraft and Chapter 1 of ATA 2000 for A321 Aircraft (“Initial Provisioning Data”) in a form, format and within a time period to be mutually agreed upon.

A free of charge revision service will be effected every ninety (90) days and will be provided to [***] (i) [***] the end of the Initial Provisioning Period and (ii) [***] the Initial Provisioning Data.

In any event, the Seller will ensure that Initial Provisioning Data are released to the Buyer in time to allow the necessary evaluation time by the Buyer and the on-time delivery of ordered Material.

2.2.2	Supplementary Data

The Seller will provide the Buyer with supplementary data [***] and Local Manufacture Tables (X-File [***]), subject to the provisions of Clause 14.13 of the Agreement, as part of the Illustrated Parts Catalog (Additional Cross-Reference Tables), which will be a part of the Initial Provisioning Data Package.

2.2.3	Data for Standard Hardware

The Initial Provisioning Data provided to the Buyer shall include data for hardware and standard material.

2.2.4	Initial Provisioning Data for Exercised Options

2.2.4.1	Each Option Aircraft that becomes an Aircraft will be included in the revision to the provisioning data that is issued after such Option Aircraft becomes an Aircraft if such revision is not scheduled to be issued within four (4) weeks from option exercise of such Option Aircraft. If the option exercise date does not allow the Seller four (4) weeks’ preparation time, the Aircraft concerned will be included in the next scheduled revision.

2.2.4.2	The Seller will, from the date an Option Aircraft becomes an Aircraft until three (3) months after Delivery of such Aircraft, submit to the Buyer details of particular Supplier components being installed on such Aircraft and will recommend the quantity to order. A list of such Supplier components will be supplied at the time of the provisioning data revision as specified above.

2.2.4.3	At Delivery of each Option Aircraft that has become an Aircraft, the data with respect to Material will at least cover such Aircraft’s technical configuration as known six (6) months before Aircraft delivery and will be updated to reflect the final build status of such Aircraft. Such update will be included in the data revisions issued three (3) months after Delivery of such Aircraft.

2.3	Supplier-Supplied Data

2.3.1	General

All data provided hereunder will be in the English language.

Suppliers will prepare and issue T-Files for those Supplier components for which the Buyer has elected to receive data, and the [***].

Said data (initial issue and revisions) will be transmitted to the Buyer through the Suppliers and/or the Seller. The Seller will [***].

The Seller will not be responsible for the substance and accuracy of such data. The Seller will [***]. The Seller will [***].

2.3.2	Initial Provisioning Data

Initial Provisioning Data for Supplier products provided for in Chapter 1 of ATA Specification 2000 for A319 Aircraft, Chapter 2B of ATA Specification 2000 Revision 23 for A320 Aircraft and Chapter 1 of ATA Specification 2000 for A321 Aircraft will be furnished as mutually agreed upon during a Preprovisioning Meeting (defined below), with free of charge revision provided [***] (i) the end of the Initial Provisioning Period and (ii) [***] Initial Provisioning Data.

2.4	Preprovisioning Meeting

2.4.1	The Seller will organize a meeting at the ANACS Spares Center in order to formulate an acceptable schedule and working procedure to accomplish the Initial Provisioning of Material (the “Preprovisioning Meeting”).

2.4.2	The date of the Preprovisioning Meeting will be mutually agreed upon, but it will take place no later than a date sufficient to allow for the support of the introduction of the Aircraft into the Buyer’s fleet.

2.5	Initial Provisioning Training

The Seller will furnish, at the Buyer’s request and at no charge, training courses related to the Seller’s provisioning documents, purchase order administration and handling at ANACS’s northern Virginia facilities. The Seller shall familiarize the Buyer with the provisioning. During the Initial Provisioning Conference, the Seller will explain to the Buyer the technical and commercial Initial Provisioning

Data and will familiarize the Buyer with the Seller’s purchase order administration system.

2.6	Initial Provisioning Conference

The Seller will organize an Initial Provisioning conference at ANACS that will include participation of Suppliers, as agreed upon during the Preprovisioning Meeting (the “Initial Provisioning Conference”). Pursuant to the Initial Provisioning Conference, and based on Initial Provisioning Data and information provided by Buyer, the Seller will produce a recommended quantity of Material to be purchased by the Buyer during the Initial Provisioning Period.

2.7	Initial Provisioning Data Compliance

2.7.1	Initial Provisioning Data generated by the Seller and supplied to the Buyer will comply with the latest configuration of the Aircraft to which such data relate, as known [***] before the data are issued. Said data will enable the Buyer to order Material conforming to its Aircraft as required for maintenance and overhaul.

This provision will not cover Buyer modifications that are unknown to the Seller, and modifications not agreed to by the Seller.

2.7.2	During the Initial Provisioning Period, Material will conform with the latest configuration standard of the affected Aircraft and with the Initial Provisioning Data transmitted by the Seller. Should the Seller default in this obligation with respect to Material, it will immediately replace such Material and/or authorize return shipment at no transportation cost to the Buyer, and the Seller will provide the Buyer a product-support related goods and services credit in an amount equal to the amount the Buyer paid for such returned Material. The Seller, in addition, will use [***] efforts to cause Suppliers to provide a similar service for their items.

2.8	Delivery of Initial Provisioning Material

2.8.1	To support the operation of the Aircraft, the Seller will use [***] efforts to deliver Initial Provisioning Material in Paragraph 1.1 of this Letter Agreement against the Buyer’s orders from the Seller and according to the following schedule, provided the orders are received by the Seller in accordance with published lead time. Notwithstanding the foregoing proviso, [***]. Except for Seller Parts that are hardware, standard material, consumable or raw material, if any, Material listed in Paragraphs 1.1(e) and 1.1(f) of this Letter Agreement are available only as a package when supplied as part of the Initial Provisioning.

The number of Aircraft comprising each block of Aircraft referred to in subparagraphs (a) through (d) below will be agreed during the Initial Provisioning Conference.

(a)	At least fifty percent (50%) of the ordered quantity of each Line Replacement or Line Maintenance item three (3) months before Delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material defined above in Paragraph 1.1 (b) and (c).

(b)	At least seventy-five percent (75%) of the ordered quantity of each Line Replacement or Line Maintenance item one (1) month before Delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material defined above in Paragraph 1.1 (b) and (c).

(c)	Fifty percent (50%) of the ordered quantity of each item except as specified in Paragraphs 2.8.1 (a) and 2.8.1 (b) above at Delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material defined above in Paragraph 1.1(a), (d), (e) and (f).

(d)	One hundred percent (100%) of the ordered quantity of each item, three (3) months after Delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material, as defined above in Paragraph 1.1. If said one hundred percent (100%) cannot be accomplished, the Seller will have such items available at its facilities for immediate supply, in case of an AOG.

2.8.2	In the event that [***] Initial Provisioning Material defined above in Paragraph 1.1(a), [***] provisions set forth above in Paragraph 2.8.1(d) [***] Excusable Delay as defined in Clause 10 of the Agreement, [***]. Paragraph 4.4 of this Letter Agreement will apply to the [***] undertakings under this Paragraph 2.8.2.

[***].

2.8.3	The Buyer may cancel or modify Initial Provisioning orders placed with the Seller with no cancellation charge as follows (as reflected in the Initial Provisioning Data):

(a)	“Long Lead-Time Material” (lead time exceeding twelve (12) months) not later than six (6) months before scheduled delivery of said Material,

(b)	normal lead time Material not later than three (3) months before scheduled delivery of said Material, provided, however, that for Material that has three (3) months’ lead time or less, the cancellation period will be equal to the ordering lead time for that Material plus two (2) weeks.

(c)	Buyer-specific Material and Material in Paragraphs 1.1(b) through 1.1(f) no later than the quoted lead time before scheduled delivery of said Material.

2.8.4	Should the Buyer cancel or modify any orders for Material outside the time limits defined above in Paragraph 2.8.3, the Seller will have no liability for the cancellation or modification, and the Buyer will reimburse the Seller for any direct cost incurred in connection therewith to the extent that [***].

3.	STORES

3.1	ANACS Spares Center

The Seller has established and will maintain or cause to be maintained, as long as at least five (5) aircraft of the same type as the A320 Family Aircraft are operated on the operation specification of any US operator (the “US Term”), a US store adjacent to Dulles International Airport, Washington, DC, known as the ANACS Spares Center — Washington (“ANACS Spares Center”). The ANACS Spares Center will be operated twenty-four (24) hours/day, seven (7) days/week, all year for the handling of AOG and critical orders for Seller Parts. ANACS Spares Center will maintain a stock of Seller Parts, including but not limited to insurance parts as listed in Appendix A (with such parts available for lease). In the event of the [***] ANACS Spares Center, [***] ANACS Spares Center [***].

3.2	Material Support Center, Germany

The Manufacturer has set up and will maintain or cause to be maintained during the Term a store of Seller Parts at the Seller’s Material Support Center in Hamburg, Germany (“MSC”). MSC will be operated twenty-four (24) hours/day, seven (7) days/week, all year.

3.3	Shipment Terms

The Seller will not charge the Buyer for any customs, duty, shipping, withholding, or other similar charges for Seller Parts shipped FCA ANACS Spares Center. If the Buyer, in the interest of expedited delivery, requires a Seller Part to be drop shipped, then the Buyer will be responsible for all customs, duty, shipping, withholding and other similar charges from the point of shipment to the delivery location.

4.	DELIVERY

4.1	General

The Buyer’s purchase orders will be administered in accordance with ATA Specification 2000.

The provisions of Paragraph 4.2 do not apply to Initial Provisioning Data and Material as described in Clause 2 of this Letter Agreement.

4.2	Lead Times

4.2.1	In general, the lead times are (and, unless otherwise agreed, will at all times be) in accordance with the definition in the “World Airline and Suppliers Guide” (latest edition).

4.2.2	Material will be dispatched within the lead times quoted in the published Seller’s price catalog for Material described in Paragraph 1.1(a), and within the Supplier’s or supplier’s lead time augmented by the Seller’s own order and delivery processing time (such in-house processing time not to exceed fifteen (15) days) for Material described in Paragraphs 1.1(b) through 1.1(d). The Seller will [***].

4.2.3	Expedite Service

The Seller will make available through the Manufacturer access to a twenty-four (24) hour-a-day, seven (7) day-a-week expedite service to supply Seller Parts in the Seller’s stock, workshops and assembly line, including but not limited to high-cost long- lead-time items, to the international airport nearest the location of such items (the “Expedite Service”).

The Seller will notify the Buyer of the action taken to effect the Expedite Service as follows:

(a)	[***] hours after receipt of an AOG order,

(b)	[***] hours after receipt of a critical order (imminent AOG or work stoppage),

(c)	[***] days after receipt of an expedite order from the Buyer.

The Seller, ANACS and their subcontractors will deliver Seller Parts requested on an expedited basis against normal orders previously placed by the Buyer or upon requests by telephone, facsimile or e-mail by the Buyer’s representatives, such requests to be confirmed by the Buyer’s subsequent order for such Seller Parts within a reasonable time.

4.2.4	All Material with a shelf-life delivered by the Seller to the Buyer [***].

4.3	Delivery Status

The Seller agrees to report to the Buyer the status of supplies against orders on a monthly basis or on a mutually agreed timeframe.

4.4	Excusable Delay

Subclause 10.1 of the Agreement will apply to the Material support as defined in Paragraph 1 of this Letter Agreement.

4.5	Shortages, Overshipments, Nonconformance in Orders

4.5.1	Within [***] days after the Buyer’s receipt of [***] Material delivered pursuant to a purchase order, the Buyer will advise the Seller of any alleged shortages or overshipments with respect to such order and of all nonconformance to specification of parts in such order inspected by the Buyer.

4.5.2	In the event that the Buyer reports overshipments or nonconformance to the specifications within the period defined above in Paragraph 4.5.1, the Seller will either replace the Material concerned or credit the Buyer for Material returned. In such case, transportation charges will be borne by the Seller.

4.6	Cessation of Deliveries

The Seller reserves the right to stop or otherwise suspend deliveries if the Buyer fails to meet its obligations under Paragraph 6 of this Letter Agreement.

5.	PRICE

5.1	The Material prices will be Free Carrier (FCA) ANACS Spares Center [***].

5.2	Validity of Prices

5.2.1	The prices are the Seller’s published prices in effect on the date of receipt of the order (subject to reasonable quantities and delivery time) and will be exclusively expressed in US dollars.

5.2.2	Prices of Seller Parts will be in accordance with the Seller’s Spare Parts Price List current at the time of order. Prices will be firm for each calendar year. The Seller,

however, reserves the right to revise the prices of Seller Parts during the course of the calendar year in the event of significant error in estimation of any price.

In the event of [***].

5.2.3	Prices of Material as defined above in Paragraphs 1.1(b) through 1.1(d) will be the valid list prices of the Supplier augmented by the Seller’s handling charge. The percentage of the handling charge will vary with the Material’s value and will be determined item by item, [***].

5.2.4	The Seller warrants that, should the Buyer purchase from the Seller one hundred percent (100%) of the recommended Initial Provisioning of Material defined above in Paragraphs 1.1(b) through 1.1(d), the average handling charge on the total package will not exceed fifteen percent (15%).

5.2.5	Prices of Material as defined above in Paragraphs 1.1(e) and 1.1(f) will be the Seller’s purchase prices augmented by a variable percentage of handling charge, [***].

6.	PAYMENT PROCEDURES AND CONDITIONS

6.1	Currency

Payment will be made in immediately available funds in US dollars.

6.2	Time and Means of Payment

Payment will be made by the Buyer to the Seller within thirty (30) days from the date of receipt of the invoice (except that with respect to [***]). [***]. The Buyer will only be invoiced for Materials after the same have been shipped to the Buyer.

6.3	Bank Accounts

The Buyer will make all payments hereunder to the accounts listed below, unless otherwise directed by the Seller (but in any event all such accounts must be within the United States of America):

(a)	For wire transfer, in favor of Airbus North America Customer Services, Inc.:

CoreStates Bank N.A. Account Number 14096-31312 ABA Number 031000011

(b)	For direct deposit (lockbox), in favor of Airbus North America Customer Services, Inc.:

Airbus North America Customer Services, Inc.: PO Box 8500 Lock Box No. 4555 Philadelphia, PA 19178-4555

6.4	Taxes

With respect to sums received by Seller under this Letter Agreement, Clause 5.8 of the Agreement is hereby incorporated by reference.

6.5	If any payment due under this Letter Agreement is not received in accordance with the time period provided above in Paragraph 6.2, [***], the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller interest on the unpaid amount at the Overdue Rate to be calculated from (and including) the due date to (but excluding) the date payment is received by the Seller. The foregoing sentence supersedes all other agreements between the Parties to the contrary with respect to interest payable under this Letter Agreement. The Seller’s claim to such interest will not prejudice any other rights the Seller may have under this Letter Agreement.

6.6	No terms or conditions attached to or incorporated by reference in a purchase order or invoice will have effect with respect to purchase orders or invoices issued in conjunction with the transactions contemplated under this Letter Agreement. Such purchase orders and invoices may be used, however, to reflect the Parties’ agreement as to amounts of Material ordered, description of the Material, price of Material, delivery location for Material, the date of the order, and similar clerical information that is not in conflict with the terms of this Letter Agreement.

7.	TITLE

Title and risk of loss to Material purchased hereunder from the Seller or ANACS pass to the Buyer upon [***].

8.	PACKAGING

All material will be packaged in accordance with ATA 300 specification, Category III for consumable/expendable Material and Category II for rotables. Category I containers will be used if requested by the Buyer and the difference between Category I and Category II packaging costs will be paid by the Buyer together with payment for the respective Material.

9.	DATA RETRIEVAL

The provisions of Clause 22.1 of the Agreement will apply to this Paragraph 9.

10.	BUY-BACK

10.1	Buy-Back of Obsolete Seller Parts

Seller Parts that have been recommended by the Seller that cannot be used on the Aircraft because of incompatibility with Aircraft configuration at the time of the first Aircraft Delivery are referred to as “obsolete.”

The Seller agrees to buy back [***]. In respect of such obsolete Seller Parts, the Seller will grant the Buyer a credit equal to the purchase price paid by the Buyer for such Seller Parts, such credit being limited to quantities ordered pursuant to the Seller’s Initial Provisioning recommendations.

In addition, the Seller has obtained for the Buyer similar protection from Suppliers.

10.2	Buy-Back of Surplus Material

10.2.1	The Seller agrees that [***], the Buyer will have the right to return to the Seller, at a credit of one hundred percent (100%) of the original purchase price paid by the Buyer, unused and undamaged Material set forth above in Paragraphs 1.1(a) and 1.1(b) originally purchased from the Seller under the terms hereof, provided (i) that the selected protection level for all such Material does not exceed ninety-six percent (96%) with a turnaround time of forty-five (45) days, (ii) that said Material does not exceed the provisioning quantities recommended by the Seller in the Initial Provisioning recommendations, and (iii) that such Material is returned with the Seller’s original documentation and any such documentation (including tags, certificates) required to identify, substantiate the condition of and enable the resale of such Material.

10.2.2	However, if [***] (or, if [***] pursuant to the Initial Provisioning recommendation) [***].

10.2.3	The Seller’s agreement in writing, which will not be unreasonably withheld, is necessary before any Material in excess of the Seller’s recommendation may be considered for buy-back.

10.2.4	Further, it is expressly understood and agreed that all credits referred to above in Paragraph 10.1 will be provided by the Seller to the Buyer for use exclusively for the purchase of goods (other than Aircraft) and services from the Seller or its Affiliates.

10.3	All transportation costs for the return of obsolete and surplus Material to ANACS Spares Center under this Paragraph 10, including any applicable insurance charges or other related expenditures, will be borne by [***].

11.	WARRANTIES

The Seller represents and warrants that the Manufacturer has provided to the Seller the following warranties with respect to the Seller Parts (including, for the purposes of this Letter Agreement, any Seller Parts, including, without limitation, expendable Seller Parts, with a list value of over $100) (US dollars — one hundred)), which are reproduced below between the words QUOTE and UNQUOTE and which are subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) as hereinafter set out, and that the same are in full force and effect and have not been amended. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the Seller’s rights and obligations as the “Buyer” under the said warranties for Seller Parts delivered to the Buyer pursuant to this Letter Agreement, and the Seller subrogates the Buyer to all such rights and obligations in respect of such Seller Parts. The Seller hereby warrants to the Buyer that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation are effective to confer on the Buyer all of the foregoing rights and obligations of the Seller, and (iii) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer.

It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term “Seller” which means the Manufacturer as between the Manufacturer and the Seller, also means the Manufacturer in this Agreement, and (ii) the term “Buyer” which means the Seller as between the Manufacturer and the Seller, means the Buyer in this Agreement.

QUOTE

11.1	Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts as defined above in Paragraph 1.1(a) will at the time of delivery to the Buyer:

(a)	be free from defects in material,

(b)	be free from defects in workmanship, including, without limitation, processes of manufacture,

(c)	be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design,

(d)	[***];

(e)	be free and clear of all liens and other encumbrances.

11.2	Warranty Period

11.2.1	The warranty period for defects in new Seller Parts is either thirty-six (36) months after [***] of such Seller Parts or [***] years after [***], whichever occurs first (the “Seller Part Warranty Period”).

11.2.2	The standard warranty period for used Seller Parts delivered by and/or repaired by the Seller is twelve (12) months after delivery of such parts to the Buyer.

11.3	Buyer’s Remedy and Seller’s Obligation

The Buyer’s remedy and Seller’s obligation and liability under this Paragraph 11 are limited to the repair, replacement or correction, at the Seller’s expense, of any defective Seller Part.

The Seller, at its option, may furnish a credit to the Buyer for the purchase of product-support related goods and services equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Seller Part from the Seller or any Affiliate of the Seller.

The provisions of Clauses 12.1.5, 12.1.6 and 12.1.7 of the Agreement will, as applicable, also apply to this Paragraph 11.

11.4	EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY and DUPLICATE REMEDIES

[***], THIS PARAGRAPH 11 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT

OR NONCONFORMITY OF ANY KIND IN ANY SELLER PART DELIVERED BY THE SELLER UNDER THIS LETTER AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS PARAGRAPH 11 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OF ANY KIND IN ANY SELLER PART SUPPLIED UNDER THIS LETTER AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OF ANY KIND IN ANY SELLER PART DELIVERED BY THE SELLER UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, [***], PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE, OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 11 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 11 WILL REMAIN IN FULL FORCE AND EFFECT.

UNQUOTE

The remedies provided to the Buyer under this Paragraph 11 as to any defect in respect of Seller Part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 11 for any such particular defect for which remedies are provided under this Paragraph 11; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Paragraph 11 that constitutes a duplication of any remedy elected by it under any other part hereof for the same single defect. If the Seller fails in its performance of its duties and obligations arising under these warranties, the measure of the Buyer’s rights and remedies expressed in monetary terms shall be limited to the amount the Buyer expends procuring a correction or replacement for any covered part subject to a defect or due to nonperformance covered by this Paragraph 11. [***] as covered by this Paragraph 11.

12.	LEASING

12.1	Applicable Terms

The terms and conditions of this Paragraph 12 will apply to the Lessor’s (as defined below) stock of Seller Parts listed in Appendix “A” to this Paragraph 12 (“Leased Parts”) and will form a part of each lease of any Leased Part by the

Buyer from the Seller after the date hereof. Except for the description of the Leased Part, the Lease Term, the Leased Part delivery and return locations and the Lease Charges (defined below in Paragraph 12.4), all other terms and conditions appearing on any order form or other document pertaining to Leased Parts will be deemed inapplicable, and in lieu thereof the terms and conditions of this Paragraph 12 will prevail. For purposes of this Paragraph 12, the term “Lessor” refers to the Seller and the term “Lessee” refers to the Buyer. Parts not included in Appendix “A” to this Paragraph 12 may be supplied under a separate lease agreement between the Seller and the Buyer; any such lease will be in the form of Attachment A hereto.

12.2	Lease Procedure: Spare Parts Leased

At the Lessee’s request by telephone (to be confirmed promptly in writing), facsimile, e-mail, letter or other written instrument, the Lessor will lease Leased Parts, which will be made available in accordance with Paragraph 4.2.3 of this Letter Agreement, to the Lessee as substitutes for parts withdrawn from an Aircraft for repair or overhaul. Each lease of Leased Parts will be evidenced by a lease document (“Lease”) issued by the Lessor to the Lessee no later than seven (7) calendar days after delivery of the Leased Part.

12.3	Lease Term: Return

The term of the lease (“Lease Term”) will commence on the date of receipt of the Leased Part by the Lessee or its shipping agent in a serviceable condition and will end on the date of receipt at the Lessor’s facility of the Leased Part or exchanged part in a serviceable condition. Notwithstanding the foregoing, the Lease Term will end in the event, and upon the date, of the Lessee’s purchase or exchange of the Leased Part, as provided herein.

12.4	Lease Charges and Taxes

The Lessee will pay the Lessor (a) a daily rental charge for the Lease Term in respect of each Leased Part equal to one-three-hundred-sixty-fifth (1/365) of the catalog price of such Leased Part, as set forth in the Seller’s Spare Parts Price List in effect on the date of commencement of the Lease Term, (b) any reasonable additional costs which may be incurred by the Lessor as a direct result of such Lease, such as inspection, test, repair, and repackaging costs as required to place the Leased Part in serviceable condition for lease to a subsequent customer, provided, however that notwithstanding the foregoing, such costs will not exceed fifteen percent (15%) of the catalog price of such new Leased Part in effect on the date of commencement of the Lease Term or alternatively, the Buyer may have the applicable inspection, test, repair, and repackaging work done at an approved repair station at the Buyer’s cost and have the applicable Leased Part returned to the ANACS Spares Center, (c) all transportation and insurance charges and (d) any taxes (except income taxes) imposed upon the Lessor as a result of the lease, sale, delivery, storage or transfer of any Leased Part (the “Lease Charges”). All shipments of Leased Parts by the Lessor to the Lessee will be from ANACS Spares Center.

The Lessor will invoice the Lessee for the Leased Part every thirty (30) days during the Lease Term. All payments due hereunder will be made in accordance with Paragraph 6 of this Letter Agreement.

In the event that the Leased Part has not been returned to the Lessor’s designated facilities within the time period provided in Paragraph 12.3 above, the Lessor will be entitled, in addition to any other remedy it may have at law or under this Paragraph 12, to charge to the Lessee, and the Lessee will pay, all of the charges referred to in this Paragraph 12.4 accruing for each day after the end of the Lease Term and for as long as such Leased Part is not returned to the Lessor and as though the Lease Term were extended to the period of such delay.

During the Lease Term, the [***] referred to above in Paragraph 12.4(a) [***].

12.5	Title

Title to each Leased Part will remain with the Lessor at all times unless the Lessee exercises its option to purchase it in accordance with Paragraph 12.8 of this Letter Agreement, in which case title will pass to the Lessee in accordance with Paragraph 7 of this Letter Agreement.

12.6	Risk of Loss

Except for normal wear and tear, each Leased Part will be returned to the Lessor in the same condition as when delivered to the Lessee without regard to hours, cycles, or calendar limits. However, the Lessee will perform scheduled maintenance on the Leased Part but will not without the Lessor’s prior written consent to repair, modify or alter any Leased Part. Risk of loss or damage (except damage resulting from a defect or failure of the part arising out of the design, workmanship or material employed in connection with the manufacture of the part) to each Leased Part will remain with the Lessee until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease. If a Leased Part is lost or damaged beyond repair, the Lessee will be deemed to have exercised its option to purchase the part in accordance with Paragraph 12.8 of this Letter Agreement, as of the date of such loss or damage.

12.7	Record of Flight Hours

All flight hours accumulated by the Lessee on each Leased Part during the Lease Term will be documented by the Lessee. Records will be delivered to the Lessor upon return of such Leased Part to the Lessor. In addition, all documentation pertinent to inspection, maintenance and/or rework of the Leased Part as maintained serviceable in accordance with the standards of the Lessor will be delivered to the Lessor upon return of the Leased Part to the Lessor on termination of the Lease.

Such documentation will include but not be limited to evidence of incidents such as hard landings, abnormalities of operation and corrective action taken by the Lessee as a result of such incidents.

12.8	Option to Purchase

12.8.1	The Lessee may at its option, exercisable by written notice given to the Lessor, elect during or at the end of the Lease Term to purchase the Leased Part, in which case the then current purchase price for such Leased Part as set forth in the Seller’s Spare Parts Price List will be paid by the Lessee to the Lessor. The immediately preceding sentence will apply to new Leased Parts only. In the event the Leased Part is used, [***] percent ([***]%) of the then current purchase price for such Leased Part will be paid by the Lessee to the Lessor. Such option will be contingent upon the Lessee providing the Lessor with evidence satisfactory to the Lessor that the original part fitted to the Aircraft is beyond economical repair. Should the Lessee exercise such option, [***] percent ([***]%) of the Lease rental charges already invoiced pursuant to Paragraph 12.4 (a) will be credited to the Lessee against the said purchase price of the Leased Part.

Should the Lessee fail to return the Leased Part to the Lessor at the end of the Lease Term, such failure will be deemed to be an election by the Lessee to purchase the Leased Part pursuant to the terms of Paragraph 12.8.1.

12.8.2	In the event of purchase, the Leased Part will be warranted in accordance with Clause 11 of this Letter Agreement as though such Leased Part were a Seller Part; provided, however, that (i) the Seller will prorate the full Seller Part Warranty Period granted to the Buyer according to the actual usage of such Leased Part and (ii) in no event will such Seller Part Warranty Period be less than six (6) months from the date of purchase of such Leased Part. A warranty granted under this Paragraph 12.8.2 will be in substitution for the warranty granted under Paragraph 12.9 at the commencement of the Lease Term.

12.9	Warranties

The Lessor, in its capacity as “Lessee,” represents and warrants that the Manufacturer, in its capacity as “Lessor,” has provided to the Lessor the following warranties with respect to the Leased Parts, which are reproduced below between the words QUOTE and UNQUOTE and which are subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) as hereinafter set out, and that the same are in full force and effect and have not been amended. The Lessor hereby assigns to the Lessee, and the Lessee hereby accepts all of the rights and obligations of Lessor as “Lessee”, and the Lessor subrogates the Lessee to all of the rights and obligations of Lessor as “Lessee” under the warranties for Leased Parts set forth between QUOTE and UNQUOTE in respect of such Leased Parts during the Lease Term with respect thereto. The Lessor hereby warrants to the Lessee that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Lessee, (ii) such assignment and subrogation are effective to confer on the Lessee all of the foregoing rights and obligations of the Lessor, and (iii) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Lessee.

QUOTE

12.9.1	The Lessor warrants that each Leased Part will at the time of delivery thereof:

(a)	conform to the applicable specification for such part,

(b)	be free from defects in material,

(e)	be free from defects in workmanship, including without limitation processes of manufacture,

(d)	be free from defects in design (including, without limitation, selection of materials having regard to the state of the art at the date of such design), and

(e)	be free and clear of liens.

12.9.2	Survival of Warranties

With respect to each Leased Part, the warranty set forth above in Subparagraph 12.9.1(a) will not survive delivery, and the warranties set forth above in Subparagraphs 12.9.1(b) and 12.9.1(c) will survive delivery only upon the conditions and subject to the limitations set forth below in Subparagraphs 12.9.3 through 12.9.8.

12.9.3	Warranty and Notice Periods

The Lessee’s remedy and the Lessor’s obligation and liability under this Subparagraph 12.9, with respect to each defect, are conditioned upon (i) the defect having become apparent to the Lessee within the Lease Term and (ii) the Lessor’s warranty administrator having received written notice of the defect from the Lessee within sixty (60) days after the defect became apparent to the Lessee.

12.9.4	Return and Proof

The Lessee’s remedy and the Lessor’s obligation and liability under this Subparagraph 12.9, with respect to each defect, are also conditioned upon:

(a)	the return by the Lessee as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreeable, of the Leased Part claimed to be defective, and

(b)	the submission by the Lessee to the Lessor’s warranty administrator of reasonable proof that the claimed defect is due to a matter embraced within the Lessor’s warranty under this Subparagraph 12.9 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable governmental regulations and the Lessor’s applicable written instructions.

12.9.5	Remedies

The Lessee’s remedy and the Lessor’s obligation and liability under this Subparagraph 12.9 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed, to the replacement of such Leased Part with a similar part free from defect.

Any replacement part furnished under this Subparagraph 12.9.5 will for the purposes of this Letter Agreement be deemed to be the Leased Part so replaced.

12.9.6	Suspension and Transportation Costs

12.9.6.1	If a Leased Part is found to be defective and is covered by this warranty, the Lease Term and the Lessee’s obligation to pay rental charges as provided in Subparagraph 12.4(a) of this Letter Agreement will be suspended from the date on which the Lessee notifies the Lessor of such defect until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part, provided, however, that the Lessee has withdrawn such defective Leased Part from use, promptly after giving such notice to the Lessor. If the defective Leased Part is replaced, such replacement will be deemed to no longer be a Leased Part under the Lease as of the date on which such part was received by the Lessor at the return location specified in the applicable Lease.

If a Leased Part is found to be defective on first use by the Lessee and is covered by this warranty, rental charges as provided in Subparagraph 12.4(a) will not accrue and will not be payable by the Lessee until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part.

12.9.6.2	All transportation and insurance costs associated with the return of the defective Leased Part to the Lessor and the return of the repaired, corrected or replacement part to the Lessee will be borne by the Lessor.

12.9.7	Wear and Tear

Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect or nonconformance under this Subparagraph 12.9.

12.9.8	EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY and DUPLICATE REMEDIES

[***], THIS PARAGRAPH 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OF ANY KIND IN ANY LEASED PART DELIVERED BY THE SELLER UNDER THIS LETTER AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS PARAGRAPH 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OF ANY KIND IN ANY LEASED PART SUPPLIED UNDER THIS LETTER AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OF ANY KIND IN ANY LEASED PART DELIVERED BY THE SELLER UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(13)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, [***], PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE, OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE

UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 12 WILL REMAIN IN FULL FORCE AND EFFECT.

UNQUOTE

In consideration of the assignment and subrogation by the Seller under this Subparagraph 12.9 in favor of the Buyer in respect of the Seller’s rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained.

The remedies provided to the Buyer under this Paragraph 12 as to any defect in respect of any Leased Part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy which provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 12 for any such particular defect for which remedies are provided under this Paragraph 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Paragraph 12 which constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. If the Seller fails in its performance of its duties and obligations arising under these warranties, the measure of the Buyer’s rights and remedies expressed in monetary terms shall be limited to the amount the Buyer expends procuring a correction or replacement for any covered part subject to a defect or due to nonperformance covered by this Paragraph 12. [***] by this Paragraph 12.

12.9.9	NEGOTIATED AGREEMENT

The Buyer and the Seller agree that this Subparagraph 12.9 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in the Agreement were arrived at in consideration of, inter alia, the Exclusivity of Warranties provisions and General Limitations of Liability provisions set forth in Subparagraph 12.9.8 above.

APPENDIX “A” TO CLAUSE 12 OF LETTER AGREEMENT 1

SELLER PARTS LEASING LIST

(Leased Parts)

AILERONS

AUXILIARY POWER UNIT (APU) DOORS

CARGO DOORS

PASSENGER DOORS

ELEVATORS

FLAPS

LANDING GEAR DOORS

RUDDER

TAIL CONE

WING SLATS

SPOILERS

AIRBRAKES

WING TIPS

13.	TERMINATION

Any termination under Clause 10, 11 or 21 of the Agreement will discharge all obligations and liabilities of the Parties hereunder with respect to such undelivered Material, services, data or other items to be purchased hereunder that are applicable to those Aircraft as to which the Agreement has been terminated. It is understood that the Seller’s rights to payment for services or spare parts actually delivered to the Buyer will not be limited by the liquidated damages provision included in Clause 21 of the Agreement.

14.	ASSIGNMENT

Except as otherwise provided in Letter Agreement No. 10 to the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 14 will be void and of no force or effect.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA, S.A.R.L.

By:

Its:

Date:

Accepted and Agreed

Atlantic Coast Airlines

By:

Its:

Attachment A to Letter Agreement 1

LEASE DOCUMENT ORDER No.: DATE:

Dear Mr.,

Upon your request, the following item (hereinafter “the Leased Item”) was furnished to you (hereafter “the Customer”) on lease, based on the contractual agreements as concluded between your company and Airbus North America Customer Services, Inc. (hereafter “AIRBUS”) and subject to the term of this document:

Part Number		AWB No.
Serial Number		Date:
Description:		Flight:
AIRBUS’s New Part’s Sales Price:	$
Lease Fee Per Day:	$

Lease Conditions

The terms and conditions of the Product Support Agreement, of the aircraft purchase agreement including the provisions of the Clause “Seller Parts Leasing” and the service terms and conditions mentioned in AIRBUS’current Spare Parts Price List as well as its Proprietary Parts Repair Guide, including the general Terms and Conditions of Supply, shall apply to this lease, except as modified hereafter:

1.	Lease Fees

•	The lease fee is [***] based on the current new part’s sales price.

2.	Lease Period

•	The total lease period shall be counted from (and including) the day the Leased Item is dispatched, up to (and including) the day of receipt and acceptance of the Leased Item back at AIRBUS or any other address indicated by AIRBUS.

•	The lease fee will continue until return of the Leased Item is accepted by AIRBUS’ Quality Assurance.

•	If a Leased Item is not returned by the customer within 310 days, the lease shall be converted into a Sale.

•	The chargeable period to lease a part is minimum 7 days. If the shipment of the lease item has been arranged and the customer cancels the lease order, the minimum chargeable period of 7 days will apply.

3.	Treatment, Maintenance and Repair of a Leased Item

•	Transportation and routing of the Leased Item from and to AIRBUS or any other place as specified by AIRBUS is handled by the Customer. Freight charges from and to the specified locations are to be borne by the Customer.

•	The Customer shall pay all charges for customs duties and taxes for transporting, importing and exporting the Leased Item and packaging for the return of the Leased item. The Leased Item shall be returned in the same packaging as that in which it was received from AIRBUS.

•	The Customer shall handle the Leased Item in a good, professional manner to standard industrial practice and in accordance with provisions of the appropriate technical manuals.

•	The customer shall be liable for maintaining and storing the Leased Item in accordance with all applicable rules of the relevant aviation authorities and the technical documentation and other instructions issued by Airbus.

•	The Leased Item shall be repaired solely at repair stations approved by AIRBUS. If during the lease period any repair is carried out, the Customer shall provide details about the scope of work performed, including respective inspection/work/test reports.

•	The leased item shall not be lent to a third party.

4.	Return of the Lease Item

•	The Customer shall reference the Return Authorization Number on the return shipping documents.

•	Unless otherwise instructed, the customer is requested to return the Leased Item to the address indicated below:

AIRBUS NORTH AMERICA CUSTOMER SERVICES, INC
21780 Filigree Court
Ashburn, Virginia USA 20147-6205

•	The return shipping document shall indicate lease order number and the removal data including:

•	Aircraft Manufacturer’s Serial Number or aircraft registration number

•	Removal Date

•	Total flight hours and flight cycles accumulated during the lease period

If the Customer cannot provide the above mentioned data for the Leased Item, the Customer will be invoiced for 75% of the current AIRBUS sales price for a new part,

plus 50% of the accumulated lease fees. According to AIRBUS quality standards, parts are not serviceable without the maintenance history data outlined above.

•	The removal tag issued by the Customer and the original Airbus certification documents must accompany the Leased Item.

•	The Leased Item is to be returned in the same shipping container as delivered, with the same paint as received from AIRBUS (Airbus grey or primary paint). The container must be in serviceable condition, except for normal wear and tear.

•	The return of an equivalent part with a different serial number from that received from AIRBUS is not permitted without previous agreement by AIRBUS.

•	Any cost arising for necessary recertification, repair or removal of paint will be invoiced to the Customer.

Your Sincerely,

Leased by:

Name:	Mike McManus Manager, Customer Spares Accounts
Title:

Signature

LETTER AGREEMENT NO. 2

As of April 1, 2004

Atlantic Coast Airlines
45200 Business Court
Dulles, VA 20166

Re: CONCESSIONS

Dear Ladies and Gentlemen,

Atlantic Coast Airlines (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CONTENTS

CLAUSES

1 -	CREDITS	203

2 -	[***] CREDIT MEMORANDUM	207

3 -	[***]	207

4 -	CREDIT MEMORANDUM STATUS	208

5 -	[***]	208

6 -	INVOICING PROCEDURE	208

7 -	EXPIRATION OF CREDIT MEMORANDA	209

8 -	CLAUSE 3 OF THE AGREEMENT	209

9 -	CLAUSE 4 OF THE AGREEMENT	209

10 -	CLAUSE 5 OF THE AGREEMENT	209

11 -	CLAUSE 7 OF THE AGREEMENT	211

12 -	CLAUSE 8 OF THE AGREEMENT	213

13 -	CLAUSE 9 OF THE AGREEMENT	215

14 -	CLAUSES 10 AND 11 OF THE AGREEMENT	216

15 -	CLAUSE 12 OF THE AGREEMENT	220

16 -	[***]	220

17 -	CLAUSE 18 OF THE AGREEMENT	220

18 -	CLAUSE 21 OF THE AGREEMENT	221

19 -	AGREEMENT AT TIME OF DELIVERY	223

1.	CREDITS

1.1	Types of Credits

1.1.1	The credits more fully described in this Paragraph 1 may be applied by the Buyer against either the Final Contract Price of the applicable Aircraft or the price of goods and services available from the Seller or any of its Affiliates or, if applicable, to [***]. How each credit memorandum may be applied is stated below.

1.1.2	[***], then Seller will ensure that the Buyer will be able to use credits then available under the Agreement for such goods and services.

1.2	Credits Against Final Contract Price or Goods and Services

1.2.1	All Aircraft

On Delivery of each Aircraft, the Seller will provide the Buyer with the credit memoranda described below in paragraphs (i) through (vi):

(i)	The “AVSA Credit Memorandum” which is

(a)	for each A319 Aircraft, US$ [***] (US dollars — [***]),

(b)	for each A320 Aircraft, US$ [***] (US dollars — [***]), and

(c)	for each A321 Aircraft, US$ [***] (US dollars — [***]).

(ii)	The “[***] Credit Memorandum” which is

(a)	for each A319 Aircraft, US$ [***] (US dollars — [***]),

(b)	for each A320 Aircraft, US$ [***] (US dollars — [***]) and

(c)	for each A321 Aircraft, US$ [***] (US dollars — [***]).

(iii)	The “[***] Credit Memorandum” which is

(a)	for each A319 Aircraft, US$ [***] (US dollars — [***]), and

(b)	for each A320 Aircraft, US$ [***] (US dollars — [***]).

(iv)	The “[***] Credit Memorandum” which is

(a)	for each A319 Aircraft, US$ [***] (US dollars — [***]), and

(b)	for each A320 Aircraft, US$ [***] (US dollars — [***]).

(v)	The “[***] Credit Memorandum” which is, for each A320 Aircraft, provided that [***] have been delivered to the Buyer, US$ [***] (US dollars — [***]).

However, if at the time of Delivery of an A320 Aircraft, the Buyer has less than a total of [***] firmly ordered and/or delivered to it, then, the amount of the A320 Final Airframe Credit for such A320 Aircraft will be equal to:

N multiplied by A divided by [***]

where “N” is a number ([***]) equal to the sum of A320 Aircraft delivered under the Agreement plus A320 Aircraft remaining to be delivered under the Agreement, and “A” is US$ [***] (US dollars — [***]).

The [***] Credit Memorandum will be applied by the Seller against the Final Contract Price of such A320 Aircraft at Delivery of such Aircraft.

(vi)	The “[***] Credit” which will be available only if the Parties have signed an SCN (EPAC reference N. 34.41.200 in Attachment N. 1 to Exhibit A-2 to the Agreement) (and the Buyer later takes delivery of the corresponding A319 Aircraft or A320 Aircraft with such SCN incorporated) for either (a) the single weather radar system (ARIC 708A) with PWS and multiscan (Rockwell Collins), when available and if certified or (b) the single weather radar system (ARIC 708A) with PWS activation (Rockwell Collins) (if (a) immediately above is not then certified). Such “[***] Credit” will be equal to $ [***] (US dollars [***]) per A319 Aircraft and per A320 Aircraft

1.2.2	Firm Aircraft Only

The Seller will provide the Buyer with the credit memoranda for Firm Aircraft described below in paragraphs (i) and (ii):

(i)	On Delivery of each Firm Aircraft, a credit of US$ [***] (US dollars — [***]) (the “[***] Credit Memorandum”).

(ii)	On Delivery of each Firm Aircraft, the Seller will make available to the Buyer an [***] credit memorandum equal to US$ [***] (US dollars — [***]) for each Firm Aircraft (the “[***] Credit Memorandum”).

1.2.3	Option Aircraft Only

On Delivery of each Option Aircraft, the Seller will provide the Buyer with a “[***] Credit,” which is:

(a)	[***],

(b)	[***],

(c)	[***],

(d)	[***], and

(e)	[***],

1.2.4	[***] Credit Memorandum

The Seller will provide the Buyer with credits of US$ [***] (US dollars — [***]) (each an “[***] Credit Memorandum”) as follows:

(a)	For [***] the Buyer will [***] Credit Memoranda [***] Credit Memorandum [***] Credit Memoranda, it being understood that the [***] Credit Memorandum [***] Credit Memorandum is [***]. If the [***] Credit Memorandum and [***] Credit Memorandum [***]. In such case, the [***] Credit Memorandum [***].

(b)	If, [***]:

If [***] Credit Memoranda [***] Credit Memoranda [***] Credit Memoranda in accordance with [***], as follows:

(i)	[***] of Letter Agreement No. 3 to the Agreement, as applicable, [***].

(ii)	[***] Credit Memorandum [***] (1) by [***] Credit Memorandum [***] and (2) by [***], except that to the extent [***] Credit Memorandum [***].

1.2.5	Adjustment of Credit Memoranda

The AVSA Credit Memorandum, [***] Credit Memorandum, [***] Credit Memorandum, [***] Credit Memorandum, [***] Credit Memorandum, [***] Credit, [***] Credit Memorandum, [***] Credit Memorandum, [***] Credit Memorandum and [***] Credit Memorandum, the amounts of which are listed above in Paragraphs 1.2.1, 1.2.2, 1.2.3 and 1.2.4, are all expressed at January 2003 delivery conditions. Each such credit memorandum will be adjusted from January 2003 delivery conditions to the delivery month of each applicable Aircraft in accordance with the Seller Price Revision Formula.

1.2.6	Use of Credit Memoranda

At the Buyer’s option, each AVSA Credit Memorandum, [***] Credit Memorandum, [***] Credit Memorandum, [***] Credit Memorandum, [***] Credit, [***] Credit Memorandum, [***] Credit Memorandum, [***] Credit Memorandum and [***] Credit Memorandum will be (i) applied by the Seller against the Final Contract Price of the applicable Aircraft on Delivery of such Aircraft or (ii) used by the Buyer on or after such Delivery for the purchase of product support related goods and services from the Seller or its Affiliates or if applicable pursuant to Paragraph [***]. The Buyer will give written notice to the Seller at least ten (10) days before Delivery of each Aircraft as to how it chooses to apply each of the credit memoranda listed in this Paragraph 1.2.6. In the absence of such written notice, each of the above credit memoranda will be applied by the Seller in accordance with Paragraph (i) of this Paragraph 1.2.6 hereof. Notwithstanding the foregoing, in respect of an Aircraft [***].

1.3	Credit Memoranda Against Goods and Services Only

1.3.1	Credit Memoranda Adjusted to Delivery of the Applicable Aircraft

1.3.1.1	[***] Credit Memorandum

In recognition of the Buyer’s desire to effect a [***], the Seller will provide the Buyer with a US$ [***] (US dollars — [***]) credit memorandum on Delivery of each Aircraft (the “[***] Credit Memorandum”).

The [***]Credit Memorandum is available to the Buyer [***].

1.3.1.2	[***] Credit Memorandum

On Delivery of each Aircraft, the Seller will provide the Buyer with a [***] credit memorandum (the “[***] Credit Memorandum”), which is:

(i)	for each A319 Aircraft, US$ [***] (US dollars — [***]), and

(ii)	for each A320 Aircraft, US$ [***] (US dollars — [***]).

The [***] Credit Memorandum may be used for [***].

1.3.1.3	The [***] Credit Memorandum and [***] Credit Memorandum, the amounts for which are listed above in Paragraphs 1.3.1.1 and 1.3.1.2, are both expressed at January 2003 delivery conditions. Each such credit memorandum will be adjusted from January 2003 delivery conditions to the delivery month of each applicable Aircraft in accordance with the Seller Price Revision Formula.

1.3.2	Fixed Credit Memoranda

1.3.2.1	[***] Credit Memorandum

On Delivery of each Aircraft, the Seller will provide the Buyer with a Credit Memorandum of US$ [***] (US dollars — [***]) exclusively for the [***], if applicable, [***] the Credit Memorandum [***].

1.3.2.2	[***] Credit Memorandum

1.3.2.2.1	The Seller will make available to the Buyer a fixed amount of up to $[***] (the “[***] Credit Memorandum”) for the Buyer [***]:

(i)	[***]

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

or

(ii)	support goods and services from the Seller or its Affiliates.

If the Buyer utilizes the [***] Credit Memorandum to acquire or cause to be acquired any items listed in Paragraph 1.3.2.2.1 [***], the Buyer agrees that (subject to [***]).

1.3.2.2.2	In respect of Paragraph 1.3.2.2.1(i), the Seller will (i) [***], or (ii) [***], it being understood that in each of the cases (i) and (ii) above, [***] Credit Memorandum.

Notwithstanding the foregoing, the Seller grants the Buyer the right, exercisable at any time prior to Delivery of the last five (5) Firm Aircraft, to cause the Seller to [***] Credit Memorandum [***]. The Buyer will exercise this right by written notification to the Seller made at least [***].

2.	[***] CREDIT MEMORANDUM

The Seller offers the Buyer a one-time, fixed credit memorandum of $[***] Credit Memorandum”). The [***] Credit Memorandum is available [***] (as such terms is defined in Letter Agreement No. 9 to the Agreement), as the case may be. Advances will be made on the basis of [***]. Up to $[***] of the credit memorandum will be available for the [***].

3.	[***]

3.1	[***]Training Allowances

[***]:

(i)	[***] Credit Memorandum

Under Paragraph [***] of Appendix A to Clause [***] of the Agreement, the Seller will provide flight crew training for [***] per aircraft to the Buyer. [***] Credit Memorandum”), [***].

(ii)	[***]

Under Paragraph [***] Clause [***] of the Agreement, the Seller grants the Buyer [***]of [***]. Notwithstanding the foregoing, [***] (the “[***] Credit Memorandum”) [***].

[***].

3.2	Adjustment of Credit Memoranda

The [***] Credit Memorandum and the [***] Credit Memorandum are each expressed at January 2003 delivery conditions. Each such credit memorandum will be adjusted from January 2003 delivery conditions to the month of delivery of the applicable Aircraft in accordance with the Seller Price Revision Formula.

3.3	Use of Credit Memoranda

The [***] Credit Memorandum and the [***] Credit Memorandum, [***] as set forth above in Paragraphs 3.1(i) or (ii), as applicable, will be available to the Buyer to be applied (i) by the Seller, upon the Buyer’s request, as a reduction of outstanding support invoices from the Seller, ANACS or any of their Affiliates, or (ii) applied by the Buyer against the purchase of product support related goods and services from the Seller, ANACS or any of their Affiliates. Such credits will expire as stated in Paragraph 8 below.

4.	CREDIT MEMORANDUM STATUS

The Seller will provide the Buyer with status reports of the balance of all credit Memoranda set forth in this Letter Agreement and any other applicable letter agreement to the Agreement. These reports will be issued by the Seller every other month at the beginning of such month commencing with the delivery of the first Leased Aircraft until the last Firm Aircraft is delivered and thereafter on a schedule to be agreed by the Parties.

5.	[***]

5.1	With respect to [***]. This [***] will be calculated using the following formula:

[***].

5.2	Should the Buyer exercise its rescheduling rights pursuant to Paragraph 3 of Letter Agreement No. 3 or [***].

6.	INVOICING PROCEDURE

At least ten (10) Working Days before each Delivery, the Seller will submit to the Buyer for review, a provisional invoice for the applicable Aircraft and the Parties will, in good faith, agree upon such invoiced amount at least five (5) Working Days prior to such Delivery (the “Invoice Review Period”) with credit memoranda allocated in accordance with this Letter Agreement.

7.	EXPIRATION OF CREDIT MEMORANDA

Unused credit memoranda provided under the Agreement will expire on the [***] or, if, prior to such date, [***] (or [***] as the case may be) [***].

Notwithstanding the foregoing, credit memoranda available [***].

8.	CLAUSE 3 OF THE AGREEMENT

Clause 3.3.2 of the Agreement is hereby superseded and replaced by the text below between the words QUOTE and UNQUOTE:

     QUOTE

3.3.2	[***] to the extent provided in Clause 5.8.

     UNQUOTE

9.	CLAUSE 4 OF THE AGREEMENT

Clause 4.3 of the Agreement is hereby superseded and replaced by the text below between the words QUOTE and UNQUOTE:

     QUOTE

The Parties represent that they have each received confirmation from the manufacturer of the Propulsion Systems that the Reference Prices for the Propulsion Systems set forth in Clause 3 of the Agreement and in the Propulsion Systems Price Revision Formula will be valid for Propulsion Systems installed on Aircraft delivered to the Buyer through [***]. The immediately preceding sentence shall not be deemed to otherwise amend or modify any provisions of the Propulsion Systems Revision Formula and shall not be deemed to amend or modify (i) any agreement between the Buyer and the manufacturer of the Propulsion Systems or (ii) any agreement between the Seller and the manufacturer of the Propulsion Systems, concerning Propulsion Systems pricing or price revision.

     UNQUOTE

10.	CLAUSE 5 OF THE AGREEMENT

10.1	Clause 5.5 of the Agreement is hereby superseded and replaced by the following text between the words “QUOTE” and “UNQUOTE.”

     QUOTE

5.5	Payment Set Off

5.5.1	Subject to Clause 5.5.2 below, notwithstanding any other rights the Parties may have in contract or at law, the Parties agree that [***] this Clause 5.5.1 [***].

5.5.2	[***]

(i)	If [***], then [***]:

(a)	[***],

(b)	[***], and

(c)	[***].

(ii)	If [***], then [***]:

(a)	[***],

(b)	[***],

(c)	[***], and

(d)	[***].

5.5.2	[***]

5.5.2.1	[***]

[***],

5.5.2.2	[***]

[***].

     UNQUOTE

10.2	Clause 5.8 of the Agreement is hereby superseded and replaced by the following text between the words “QUOTE” and “UNQUOTE.”

     QUOTE

5.8	[***]

The Buyer’s obligation to make payments to the Seller hereunder [***]. If and to the extent to which [***] (a) [***] this Clause 5.8 or (b) [***] as herein before described at this Clause 5.8(3)). In the event that [***] this Clause 5.8(3), [***] to the extent possible, [***] this Clause 5.8(3).

[***]

UNQUOTE

11.	CLAUSE 7 OF THE AGREEMENT

Clause 7 of the Agreement is superseded and replaced by the following text between the words “QUOTE” and “UNQUOTE.”

QUOTE

7 -	CERTIFICATION

Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to the Aircraft.

7.1	Type Certification

The Aircraft have been type certificated under EASA procedures for joint certification in the transport category. The Seller will obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness.

7.2	Export Certificate of Airworthiness

Each Aircraft will be delivered to the Buyer with an Export Certificate of Airworthiness issued by the DGAC or the LBA, as applicable, and in a condition enabling the Buyer (or an eligible person under then applicable law) to obtain at the time of Delivery a Standard Airworthiness Certificate for transport category aircraft issued pursuant to Part 21 and in compliance with Part 25 of the US Federal Aviation Regulations. (“FARs”). If under Part 21 or Part 25 of the FARs the FAA does not find that the Aircraft conforms to the Type Certificate (including the type design) and is in condition for safe operation, the Seller shall modify the Aircraft until the FAA is prepared to issue to the Buyer a Standard Airworthiness Certificate for transport category aircraft.

If, as a condition to the issuance of the Export Certificate of Airworthiness, after the effective date of this Agreement, the FAA or the EASA requires a modification to an Aircraft to allow the Aircraft to comply with additional aircraft import requirements, the Parties will sign an SCN for such modification, which the Seller will incorporate as specified in such SCN.

7.3	Specification Changes Before Delivery

7.3.1	If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation issued by the EASA and/or the FAA that requires any change to the Specification, to the Technical Publications or to the Aircraft delivery documentation for the purposes of obtaining the Export Certificate of Airworthiness for such Aircraft (a “Change in Law”), the Seller will make the required modification. The Parties will sign an SCN. If such Change in Law is a result of [***].”

7.3.2	The Seller will as far as reasonably practicable, without prejudice to Clause 7.3.3, take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

7.3.3	The cost of implementing the modifications required pursuant to a Change in Law [***] will be:

(i)	for the account of the Seller if a Change in Law became effective before the date of this Agreement;

(ii)	[***];

(iii)	[***];

(iv)	[***].

7.3.4	Notwithstanding the provisions of Clauses 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion Systems, the costs will be borne in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the BFE, or the Propulsion Systems, as applicable, and the Seller will have no obligation with respect thereto.

The cost of implementing any changes applicable to the Buyer in order to permit the Buyer to operate the Aircraft under Part 121 of the FARs are for the account of the Buyer.

7.4	Specification Changes After Delivery

Nothing in Clause 7.3 will require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery will be at the Buyer’s expense.

Notwithstanding any language in Clause 2.1.2.2 to the contrary, the Buyer (at its cost and expense) may require an SCN with respect to any Change of Law known prior to when the Aircraft is Ready for Delivery, but not yet effective, to address such Change of Law in any Aircraft not yet delivered to Buyer, provided that (i) at such time an SCN for such Change of Law is available from the Manufacturer and (ii) such SCN can be reasonably incorporated on an Aircraft without adverse effect on the Delivery Date for such Aircraft, unless otherwise agreed by the Parties at the time

7.5	Certificate of Sanitary Construction and Water Sterilization Certificate

The Seller will assist the Buyer in obtaining a Certificate of Sanitary Construction issued by the US Public Health Service Food and Drug Administration at time of delivery of the first A319 Aircraft, first A320 Aircraft, first A321 Aircraft and at time of delivery of any subsequent Aircraft in which the galley configuration has been modified from that of a delivered Aircraft of the same type. Each Aircraft will be delivered to the Buyer in a condition enabling the Buyer to obtain such certificate.

[***]

     UNQUOTE

12.	CLAUSE 8 OF THE AGREEMENT

Clause 8 of the Agreement is superseded and replaced by the following text between the words “QUOTE” and “UNQUOTE.”

     QUOTE

8.	BUYER’S TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	The technical acceptance process for the Aircraft will include ground inspection and functional tests and an acceptance flight test and shall be conducted in accordance with the Manufacturer’s ground inspection and flight test procedures referenced in the Manufacturer’s Customer Acceptance Manual (A319, A320 or A321, as applicable) as such process may be revised from time to time by mutual agreement to incorporate the Buyer’s reasonable requests (the “Technical Acceptance Process”). The Seller will give to the Buyer not less than thirty (30) days’ notice of the date when the Technical Acceptance Process is scheduled to be conducted; this information will be contained in the notification provided pursuant to Clause 9.1.2. A copy of the Customer Acceptance Manual shall be provided to the Buyer at the commencement of the Technical Acceptance Process, and (absent the Parties’ agreement to the contrary) [***].

The Technical Acceptance Process will take place at the Delivery Location and will be carried out by the personnel of the Seller (accompanied, if the Buyer wishes, by representatives of the Buyer in accordance with Clause 8.2.2 below). The Buyer will be allowed to participate in the Technical Acceptance Procedure except as prohibited by applicable law. During flight tests, the Buyer’s representatives will comply with the instructions of the Seller’s representatives. The Manufacturer will not normally be required in the course of such Technical Acceptance Process to fly any of the Aircraft for more than three (3) hours, it being understood that the Manufacturer may be required to fly an Aircraft for an additional period of time to demonstrate the elimination of a non-compliance, defect or material damage as set forth in Clause 8.1.3 hereof. The Seller and/or Manufacturer shall provide the Buyer with the required briefing regarding the schedule and contents of the flight test in advance of such flight tests. [***] the Technical Acceptance Process.

8.1.2	The Seller will cause or cause to be provided, [***]. This briefing will provide specific information related to acceptance flights.

8.1.3	The Seller shall provide the Buyer with the results of the Technical Acceptance Process. The successful completion of the Technical Acceptance Process will demonstrate the satisfactory functioning and condition of the Aircraft [***], and satisfactory results will be deemed to demonstrate compliance with the Specification. During the Technical Acceptance Process, [***], with the Buyer to make reasonable efforts to not unduly delay the Technical Acceptance Process in accessing such interior equipment, parts and components. The Buyer will further be permitted ground checks, and, with respect to the Propulsion Systems, engine runs.

If required, the Seller will carry out any necessary repairs, and/or changes and, as soon as practicable thereafter, resubmit the Aircraft for new acceptance tests (including but not limited to, if necessary and applicable, additional flight tests) to demonstrate (i) the elimination of the noncompliance or material damage and (ii) as reasonably necessary, that the repairs and/or changes have not adversely affected other systems or components of the Aircraft.

8.2	Buyer’s Attendance

8.2.1	The Buyer is entitled to attend and participate in the Technical Acceptance Process as contemplated in this Clause 8, subject to any applicable regulatory limitations on such participation.

8.2.2	If the Buyer attends the Technical Acceptance Process, the Buyer

(i)	will comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within five (5)

Working Days, it being understood that [***] the Technical Acceptance Process [***], and

(ii)	may have a maximum of four (4) of its representatives (no more than three (3) of whom will have access to the cockpit at any one time) accompany the Seller’s representatives on the technical acceptance flight, during which the Buyer’s representatives will comply with the instructions of the Seller’s representatives.

8.2.3	Except as provided below, if the Buyer does not attend or fails to reasonably cooperate in the Technical Acceptance Process, the Seller will [***] the Technical Acceptance Process) [***]. However, [***] the Technical Acceptance Process [***] Technical Acceptance Process [***]. Nothing in this Clause 8 will impair the rights of the Buyer that derive from the warranties for the Aircraft.

8.2.4	If the Seller [***].

8.3	Certificate of Acceptance

Upon successful completion of the Technical Acceptance Process, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”) hereto.

If the Seller [***], then, [***] the Technical Acceptance Process [***].

8.4	Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft will constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance. Nothing in this clause 8.4 [***].

8.5	Aircraft Utilization

The Seller will, without payment, be entitled to use the Aircraft before Delivery for [***] to obtain the certificates required under Clause 7. Such limitation in use will not apply to flying time required to certify modifications to be embodied in an Aircraft pursuant to an SCN. Such use will not prejudice the Buyer’s obligation to accept Delivery hereunder. [***].

     UNQUOTE

13.	CLAUSE 9 OF THE AGREEMENT

Clause 9.1.5 of the Agreement is superseded and replaced by the following text between the words “QUOTE” and “UNQUOTE.”

     QUOTE

9.1.5	If, [***] Technical Acceptance Process, the [***].

     UNQUOTE

14.	CLAUSES 10 AND 11 OF THE AGREEMENT

Clause 10 and 11 of the Agreement are hereby supplemented or amended, as appropriate, by the provisions of this Paragraph 14.

14.1.	Excusable Delay and Total Loss

14.1.1	[***]

The provisions of Clause [***] of the Agreement and of Paragraphs [***] and [***] of this Letter Agreement notwithstanding, [***].

(i)	in the event of an Excusable Delay [***]

(ii)	in the event of a Total Loss of such Aircraft under Clause 10.4 of the Agreement (provided [***].

The provisions of Clause [***] of the Agreement and of Paragraphs [***] and [***] of this Letter Agreement notwithstanding, the [***].

(i)	in the event of an Excusable Delay [***]

(ii)	in the event of a Total Loss of such Aircraft under Clause 10.4 of the Agreement (provided [***].

[***].

14.1.2	[***]

[***] the subject of an Excusable Delay and has [***] pursuant to the provisions of Clause [***] or [***] of the Agreement or Paragraph [***] of this Letter Agreement. After an Excusable Delay and pursuant to a [***].

In addition,

(i)	in the case of Excusable Delay [***]

(a)	[***], and

(b)	notwithstanding Paragraph 5.2.3.5.2 of Letter Agreement No. 11 to the Agreement, [***]; and

(ii)	in the case of the Buyer’s acceptance of a replacement Aircraft under Clause 10.4 of the Agreement,

(a)	[***]

(b)	notwithstanding Paragraph 5.2.3.5.2 of Letter Agreement No. 11 to the Agreement, [***] Payment Date (as such term is referred to in Clause 5.2 of the Agreement, as amended in Paragraph 1 of Letter Agreement No. 11 to the Agreement), [***].

In the event of a [***] an Aircraft pursuant to Clause [***] or [***] of the Agreement or Paragraph [***] of this Letter Agreement, [***].

In the event of a [***] an Aircraft pursuant to Clause [***] of the Agreement, [***].

14.1.3	[***]

Clauses [***] and [***] of the Agreement are superseded and replaced by the following text between the words “QUOTE” and “UNQUOTE.”

     QUOTE

[***]	If any [***] as a result of [***] for [***], as the case may be. However, [***].

[***]	If any [***] as a result of [***] for [***], as the case may be. However, [***] under this Clause 10.3.2. [***].

     UNQUOTE

14.1.4	Clause 10.5 of the Agreement is superseded and replaced by the following text between the words “QUOTE” and “UNQUOTE.”

     QUOTE

10.5	REMEDIES

[***], THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, DUE TO TOTAL LOSS OR EXCUSABLE DELAY, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING,

WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

     UNQUOTE

14.2	Inexcusable Delay

14.2.1	[***]

[***]

[***]

14.2.2	[***]

[***]

[***]

(i)	[***]

(ii)	notwithstanding Paragraph 5.2.3.5.2 of Letter Agreement No. 11 to the Agreement, [***] Payment Date (as such term is referred to in Clause 5.2 of the Agreement, as amended in Paragraph 1 of Letter Agreement No. 11 to the Agreement), [***].

[***]

14.2.3	[***] under Letter Agreement No. 8

In the case of [***] pursuant to Paragraph 3.1 of Letter Agreement No. 8 to the Agreement, (i) [***] and (ii) notwithstanding Paragraph 5.2.3.5.2 of Letter Agreement No. 11 to the Agreement, [***] Payment Date (as such term is referred to in Clause 5.2 of the Agreement, as amended in Paragraph 1 of Letter Agreement No. 11 to the Agreement) [***].

14.2.4	Termination for Inexcusable Delay

14.2.4.1	If the Seller terminates this Agreement in respect of an affected Aircraft, then [***] Clause 11.5 of the Agreement, [***] under Clause 11.5.2 [***].

14.2.4.2	Clause 11.5 of the Agreement is superseded and replaced by the following text between the words “QUOTE” and “UNQUOTE.”

     QUOTE

11.5	Termination

11.5.1	[***]

If, as a result of an Inexcusable Delay, pursuant to Clause 11.4, [***], as the case may be, [***] pursuant to Clause 11.3.

11.5.2	[***]

If, as a result of an Inexcusable Delay, Delivery does not occur within [***] months after the last day of the Scheduled Delivery Month and the Parties have not renegotiated the Scheduled Delivery Month pursuant to Clause 11.4, or, [***], to terminate this Agreement in respect of the affected Aircraft. However, notwithstanding the foregoing, [***] such Inexcusable Delay [***] Inexcusable Delay [***] such Inexcusable Delay. In the event of termination, [***].

     UNQUOTE

14.3	Clause 11.6 of the Agreement is superseded and replaced by the following text between the words “QUOTE” and “UNQUOTE.”

     QUOTE

11.6	REMEDIES

EXCEPT IN THE CASE OF [***], THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE.

     UNQUOTE

14.4	Short Term Delivery Delays

[***] under Clause 9.1.2 of the Agreement, [***].

14.5	[***]

If (a) [***] (i) Clause [***] of the Agreement, (ii) [***] of the Agreement and/or (iii) Clause 11.5 of the Agreement and (b) [***].

[***] to this Paragraph 14.5.

15.	CLAUSE 12 OF THE AGREEMENT

15.1	Clause 12.1.1 of the Agreement is amended by the addition of the following text between the words “QUOTE” and “UNQUOTE.”

     QUOTE

If the Buyer is entitled to a credit for goods and services pursuant to the terms of this Clause 12, the Buyer will be entitled to apply such credit to product-support related goods (not including Aircraft) and services from the Seller, and any of its Affiliates, or, if applicable pursuant to Paragraph 1.1.2 of Letter Agreement No. 2, [***]; and the Seller will cause its Affiliates [***], if applicable, to honor such credits.

     UNQUOTE

15.2	[***] Clause 12.1.4.2 of the Agreement [***].

16.	[***]

16.1	[***]:

(i)	[***], and

(ii)	[***].

16.2	[***].

16.3	[***] Paragraphs 16.1 and 16.2 [***]:

(i)	[***]

(ii)	[***]

17.	CLAUSE 18 OF THE AGREEMENT

Clause 18.5 of the Agreement is superseded and replaced by the text below between the words “QUOTE” and “UNQUOTE.”

     QUOTE

18.5	[***]

18.5.1	If [***] of this Agreement pursuant to the provisions of Clause 10, 11 or 21 hereof [***], except as provided in Clause 18.5.4, [***].

18.5.2	[***].

18.5.3	[***].

18.5.4	[***] under the terms of this Clause 18.5.4, [***].

[***].

18.5.5	[***].

18.5.6	[***].

18.5.7	[***].

     UNQUOTE

18.	CLAUSE [***] OF THE AGREEMENT

Clause [***] of the Agreement is superseded and replaced by the text below between the words “QUOTE” and “UNQUOTE.”

     QUOTE

[***]	[***]

[***]	[***]

Each of the following will constitute a [***]”:

[***].

[***].

[***].

[***].

[***].

[***].

[***].

[***].

[***].

[***].

For the purposes [***].

21.1.2	[***]:

(1)	[***];

(2)	[***] pursuant to 21.1.2(1)(iii), [***]:

[***],

[***];

[***];

[***] pursuant to Clause 21.1.2(1)(iv) [***].

(3)	[***].

(4)	To the extent that, [***].

21.1.3	The terms [***] and [***] are defined as follows:

[***].

[***].

21.1.4	[***].

21.1.5	[***].

21.2	[***].

21.2.1	Each of the following will constitute a [***]:

[***].

[***].

[***].

[***].

[***].

[***].

21.2.2	[***].

The parties to this Agreement are commercially sophisticated parties represented by competent counsel. The Parties expressly agree and declare that damages for material breach of this Agreement by the Seller resulting in a Termination of this Agreement as to any or all Aircraft have been liquidated at amounts which are reasonable in light of the anticipated or actual harm caused by the Seller’s breach, the difficulties of proof of loss and the nonfeasibility of otherwise obtaining an adequate remedy. It is understood and agreed by the Parties that the amount of liquidated damages set forth herein is the total amount of monetary damages, no more and no less, to which the Buyer will be entitled for and with respect to any Aircraft as recovery for material breach of this Agreement by Seller resulting in a Termination by the Buyer of this Agreement as to such Aircraft.

21.2.3	If at any time prior to Scheduled Delivery Month of an Aircraft, the Buyer has reasonable grounds for insecurity as to the ability of the Seller to perform its obligation to take Delivery of such Aircraft, then the Buyer will send the Seller a written demand for adequate assurance of performance. If adequate assurance acceptable to the Buyer is not received within thirty (30) days following the date of such written demand, then the Buyer will have the right to either (a) exercise the remedies provided under Section 2-609 of the Uniform Commercial Code or (b) [***].

     UNQUOTE

19.	AGREEMENT AT TIME OF DELIVERY

The Parties may agree, at time of Delivery of an Aircraft, record in a letter a noncompliance to the Specification, defect or damage, discovered in the Technical Acceptance Process that the Parties agree can be remedied following Delivery of the affected Aircraft (the “Letter”). The Letter will set forth in reasonable detail (i) the nature of the noncompliance, defect or damage so discovered, (ii) the agreed means of resolving such noncompliance, defect or damage, (iii) the date or maintenance event by which such noncompliance, defect or damage must be remedied, (iv) the Party who is to resolve such noncompliance, defect or damage (or, if so agreed, that a qualified third party may resolve such noncompliance, defect or damage), and (v) any other commercial or technical commitment between the Parties. Any commitment undertaken by the Seller under the Letter will be in addition to, and not in place of, any warranty available to the Buyer under the Agreement.

20.	SPECIFICATION MATTERS

If and when available, the Parties agree to execute an SCN incorporating the Rockwell Collins single weather radar system (ARIC 708A) with predictive windshear and multiscan (“Rockwell Collins PWS and Multiscan”) (EPAC reference N. 34.41.200 in Exhibit A-2 to the Agreement). Provided that the Rockwell Collins avionics suite of equipment (consisting of the Distance Measuring Equipment (DME);Multi-mode Receiver (MMR);Very High Frequency (VHR); Radio altimeter, Digital Distance and Radio Magnetic Indicator (DDRMI), VHF and Omnidirectional Range (VOR) and AOC Software) is installed on the Aircraft on which the Rockwell Collins PWS and Multiscan is installed, then, the [***] the Rockwell Collins PWS and Multiscan [***]), [***] in accordance with the terms of the Agreement. [***] Rockwell Collins [***] Rockwell Collins PWS and Multiscan [***] the Seller Price Revision Formula in accordance with terms of the Agreement.

If and when available, the Parties agree to execute an SCN incorporating the ACSS/Thales T2CAS (EPAC reference N. 34.43.250 in Exhibit A-2 to the Agreement). The price to the Buyer for the ACSS/Thales T2CAS will be $32,500 (US dollars-thirty-two thousand five hundred), per unit. This amount is expressed is January 2003 delivery conditions and will be adjusted in accordance with the [***] to the delivery month of each applicable Aircraft in accordance with the terms of the Agreement.

21.	PERFORMANCE OF SELLER OBLIGATIONS

Seller agrees that when this Agreement contemplates parties other than the Seller providing goods or services to the Buyer (or parties other than the Seller accepting goods and services credits), the Seller will cause such other parties to honor such obligations.

22.	ASSIGNMENT

Except as otherwise provided in Letter Agreement No. 10 to the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 20 will be void and of no force or effect.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,
AVSA, S.A.R.L.
By:
Its:
Date:

Accepted and Agreed
ATLANTIC COAST AIRLINES
By:
Its:

LETTER AGREEMENT NO. 3

As of April 1, 2004

Atlantic Coast Airlines
45200 Business Court
Dulles, VA 20166

Re: FLEXIBILITY

Dear Ladies and Gentlemen:

Atlantic Coast Airlines (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.	OPTION AIRCRAFT

1.1	Initial Option Aircraft, Rolling Option Aircraft and Additional Rolling Option Aircraft

The Seller offers the Buyer options for up to [***] A319-100, A320-200 or A321-200 aircraft comprising [***] Initial Option Aircraft, [***] Rolling Option Aircraft and [***] Additional Rolling Option Aircraft.

1.2	Initial Option Aircraft

1.2.1	Delivery Positions

Delivery positions for Initial Option Aircraft are provided as follows:

(i)	The Seller guarantees availability of delivery positions for Initial Option Aircraft as follows:

(a)	In [***], the Seller will guarantee availability of [***] Aircraft.

Should the Buyer wish to purchase an A320 Aircraft in lieu of such A319 Aircraft, then the Seller will use reasonable best efforts to offer the Buyer a delivery month for each such A320 Aircraft that is as close as possible to the Scheduled Delivery Month of the A319 Aircraft, subject to the Seller’s and the Manufacturer’s commercial and industrial constraints at the time of such conversion.

(b)	In [***], the Seller will guarantee availability of [***].

In [***], the total number of Initial Option Aircraft firmly ordered by the Buyer [***]. If, by July 1, 2006, the Buyer has not exercised its right to firmly order all of the Initial Option Aircraft, [***] the Initial Option Aircraft [***]. The Seller will guarantee availability of [***]. The Buyer will exercise its rights to firmly order such Initial Option Aircraft in accordance with the provisions of Paragraph 1.2.3.1. [***] in accordance with the terms of this Letter Agreement [***].

(ii)	No later than December 31, 2004, and periodically thereafter (as may be mutually agreed), the Parties will meet to review the Buyer’s future fleet requirements, with the objective of conferring about the Buyer’s anticipated needs for each of the Initial Option Aircraft [***], the Initial Option Aircraft [***]. A similar review will take place by [***], should the Buyer not have exercised its rights to firmly order all of the Initial Option Aircraft by such date.

1.2.2	Option Fee

The Buyer will pay the Seller a nonrefundable ([***]) option fee of U.S. $[***] (US dollars — [***]) (the “Option Fee”) [***] Initial Option Aircraft, which represents a total of US $[***] (US dollars — [***]). Each Option Fee is due at signature of the Agreement and will be credited without interest against the first Predelivery Payment due as set forth in Paragraph 1.5 below.

In the event of a termination of the entirety of the Agreement pursuant to Clause 10, Clause 11 or Clause 21 of the Agreement, [***] Initial Option Aircraft [***], the Option Fee [***] Initial Option Aircraft.

1.2.3	Option Exercise

1.2.3.1	The Buyer will exercise its option to purchase each Initial Option Aircraft as follows:

(i)	No later than the [***] Working Days prior to the first day of the month that is [***] months prior to the first month of the applicable calendar quarter, the Buyer will request in writing from the Seller the specific delivery months for the Initial Option Aircraft scheduled within such calendar quarter and indicate the type and the number of such Aircraft the Buyer desires in accordance with Paragraph 1.2.1(i) above. Within [***] Working Days following the Buyer’s request, the Seller will provide the Buyer with specific delivery months for each such Initial Option Aircraft (such Seller’s notice being the “Initial Option Delivery Notice”). The Seller will use reasonable efforts to offer the Buyer the Buyer’s preferred delivery month within the applicable calendar quarter for each such Initial Option Aircraft, [***]. Following issuance of the Initial Option Delivery Notice, the delivery positions so offered will be held by the Seller for [***] Working Days for the exclusive option exercise of the Buyer.

(ii)	The Buyer will exercise its option to purchase such Initial Option Aircraft by (a) providing written acceptance of the A320 Family Aircraft and delivery month for such A320 Family Aircraft offered by the Seller within [***] Working Days following receipt of the Initial Option Delivery Notice, and (b) concurrently with such written confirmation, paying the Seller any Predelivery Payments for such Initial Option Aircraft due in accordance with Paragraph 1.5 below.

1.2.3.2	The Buyer’s satisfaction of the conditions in Paragraph 1.2.3.1 no later than the first Working Day of the month that is [***] months prior to the first day of the month of the applicable quarter will constitute the conversion of each such Initial Option Aircraft into A319 Aircraft, A320 Aircraft or A321 Aircraft (as such term is defined below in Paragraph 1.6).

1.2.3.3	In respect of each Initial Option Aircraft for which the Buyer does not exercise its rights pursuant to Paragraphs 1.2.3.1 and 1.2.3.2, the Buyer and the Seller will have no more rights or obligations.

Notwithstanding the foregoing provision, if the Initial Option Aircraft Delivery Notice provides for delivery [***] Initial Option Aircraft [***] Initial Option Aircraft [***] Initial Option Aircraft [***].

1.2.3.4	Furthermore, if the Buyer does not initiate the written notice process for firmly ordering an Initial Option Aircraft pursuant to the process described in 1.2.3.1(i) above, the Buyer shall retain all rights to exercise its option to purchase such Initial Option Aircraft at any time permitted under Paragraph 1.2.3.1(i) hereof and within the limits set forth in 1.2.1(i) above. For the avoidance of doubt, the Buyer may [***] the Initial Option Aircraft request informally the Seller to advise the Buyer on availability of specific delivery months and Initial Option Aircraft type within a given delivery quarter.

1.3	Rolling Option Aircraft

The Buyer will [***] Rolling Option Aircraft [***] Initial Option Aircraft [***] Rolling Option Aircraft.

Upon the Buyer’s written request (which will [***]) to the Seller for Rolling Option Aircraft, the Seller will offer the Buyer in writing, delivery positions for the Rolling Option Aircraft, [***] (such Seller’s notice being the “Rolling Option Delivery Notice”). For the ten (10) Working Day period following issuance of the Rolling Option Delivery Notice, the delivery month, number and A320 Family Aircraft type so offered will be held by the Seller for the exclusive option exercise of the Buyer. The Buyer will exercise its option to purchase such Rolling Option Aircraft by (i) providing written acceptance of the A320 Family Aircraft type and delivery position for such A320 Family Aircraft offered by the Seller within ten (10) Working Days following receipt of the Rolling Option Delivery Notice, and (ii) concurrently with such written confirmation, paying the Seller any Predelivery Payments for such Rolling Option Aircraft due in accordance with Paragraph 1.5 below.

Delivery positions for Rolling Option Aircraft will remain subject to prior sale and other disposition until firmly ordered by the Buyer in accordance with the provisions of this paragraph, and Paragraph 1.6 will apply mutatis mutandis to Rolling Aircraft.

1.4	Additional Rolling Option Aircraft

For each of the [***] Rolling Option Aircraft that the Buyer has converted to firm order, the Buyer will [***] Additional Rolling Option Aircraft for delivery from [***].

Upon the Buyer’s written request (which will specify the number and A320 Family Aircraft type) to the Seller for Additional Rolling Option Aircraft, the Seller will offer in writing to the Buyer delivery positions for the Additional Rolling Option Aircraft, [***] (such Seller’s notice being the “Additional Rolling Option Delivery Notice”). For the ten (10) Working Day period following issuance of the Additional Rolling Option Delivery Notice, the delivery month, number and A320 Family Aircraft type so offered will be held by the Seller for the exclusive option exercise of the Buyer. The Buyer will exercise its option to purchase such Additional Rolling Option Aircraft by (i) providing written acceptance of the A320 Family Aircraft type and delivery position for such A320 Family Aircraft offered by the Seller within ten (10) Working Days following receipt of the Additional Rolling Option Delivery Notice, and (ii) concurrently with such written confirmation, paying the Seller any Predelivery Payments for such Additional Rolling Option Aircraft due in accordance with Paragraph 1.5 below.

Delivery positions for Additional Rolling Option Aircraft will remain subject to prior sale and other disposition until firmly ordered by the Buyer in accordance with the provisions of this paragraph, and Paragraph 1.6 will apply mutatis mutandis to Additional Rolling Option Aircraft.

1.5	Predelivery Payments

Predelivery Payments for Option Aircraft converted to an Aircraft are due in accordance with the terms of Letter Agreement No. 11 to the Agreement.

1.6	Applicable Terms

Upon the Buyer’s exercise of its rights to purchase an Option Aircraft in accordance with the procedures set forth in Paragraphs 1.2 through 1.4, as applicable, such Option Aircraft will be deemed an Aircraft. Unless otherwise specified in the Agreement, an Option Aircraft that is [***] for all purposes of the Agreement.

1.7	[***] Option Exercise Deadline

The Seller will have no obligations to the Buyer with respect to any Option Aircraft after [***]. Notwithstanding the foregoing, [***] Rolling Option Aircraft [***] Additional Rolling Option Aircraft, [***] Option Aircraft [***] Initial Option Aircraft [***] Rolling Option Aircraft [***] Additional Rolling Option Aircraft [***], subject to (i) the board approval of the Seller, (ii) the agreement of the Propulsion Systems manufacturer and (iii) such later delivery positions being [***]. In such event, the Buyer will exercise its rights to firmly order such Option Aircraft in accordance with the provisions of Paragraphs 1.3 or 1.4 above as applicable.

1.8.	Option Aircraft Conversion Lead Times

The Seller will review with the Buyer on a regular basis the Buyer’s future Aircraft requirements. Where opportunities exist to reduce the option conversion lead time set forth in Paragraph 1.2.3 above, the Seller will provide the Buyer with the benefit of such reduced lead times. In addition, if reduced option aircraft conversion lead times [***].

2.	CONVERSION RIGHTS

2.1	The Seller grants the Buyer the right to convert [***] subject to the following (the “Conversion Right”):

(i)	Aircraft may be converted into [***] (each, a “Converted Aircraft”) one time only as more specifically set forth below. There will be no further conversion of an Aircraft in respect of which a Conversion Right has been exercised.

(ii)	With respect to (a) each [***] and (b) each [***], as the case may be, that the Buyer wishes to convert into an [***], the Buyer will give the Seller written notice to this effect [***].

(iii)	With respect to (a) each [***] and (b) each [***] that the Buyer wishes to convert into an [***], the Buyer will give the Seller written notice to this effect [***].

(iv)	With respect to each [***], the “Special Conversion Right” described below in Paragraph 2.2 will apply.

(v)	With respect to each [***] converted to an [***] that the Buyer wishes to convert into an [***], as the case may be, the Buyer will give the Seller written notice to this effect no later than [***].

(vi)	With respect to each [***] converted to an [***] that the Buyer wishes to convert into an [***], the Buyer will give the Seller written notice to this effect no later than [***].

(vii)	The Seller will use its reasonable best efforts to offer the Buyer a delivery month for the Converted Aircraft that is as close as possible to the Scheduled Delivery Month for the Aircraft from which it is converted, subject to the Seller’s and the Manufacturer’s commercial and industrial constraints at the time of such conversion.

(viii)	Upon conversion of an Aircraft into a Converted Aircraft, [***] (as defined below) [***].

[***]

(a)	[***] under the applicable [***] for such Converted Aircraft (as set forth in [***]), [***]

(b)	[***] applicable to such Converted Aircraft) [***]

(ix)	Further, upon conversion of an Aircraft into a Converted Aircraft, [***] (listed under the column heading of such name) pursuant to the terms of Paragraph 5.2.3.5 of Letter Agreement No. 11 to the Agreement [***] (listed under the column heading of such name) under the [***] for such Converted Aircraft.

(x)	Agreement by the Propulsion Systems manufacturer.

2.2	Special [***] Conversion Right

2.2.1	The Buyer will have a one-time right to convert each of the [***] to an [***] Aircraft (each, a “Special Conversion Aircraft,”) which, upon conversion, will be deemed to be an [***] (the “Special [***] Conversion Right”). The Buyer

will send written notice to the Seller specifying the number of [***] in respect of which it intends to exercise the Special [***] Conversion Right no later than the first Working Day of the month that is [***] months prior to the first month of the delivery quarter of the first [***].

2.2.2	The delivery month for each Special Conversion Aircraft will be [***].

2.2.3	The amount of Predelivery Payments for an A320 Firm Aircraft will be [***].

3.	RESCHEDULING RIGHT

[***], the Buyer will have the one-time irrevocable right to reschedule certain Aircraft (“Rescheduling Right”) as follows:

(i)	The Rescheduling Right will be available for [***]. If the [***], provided however, that [***]. The Rescheduling Right is subject to the following terms and conditions:

(a)	The Buyer will [***].

(b)	[***].

(c)	The Seller will retain all Predelivery Payments previously paid by the Buyer in respect of each Rescheduled Aircraft for application in accordance with the terms of the revised Predelivery Payment schedule applicable to such Rescheduled Aircraft.

4.	ASSIGNMENT

Except as otherwise provided in Letter Agreement No. 10 to the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.

Very truly yours,
AVSA, S.A.R.L.

By:

Its:

Accepted and Agreed

ATLANTIC COAST AIRLINES

By:

Its:

LETTER AGREEMENT NO. 4

As of April 1, 2004

Atlantic Coast Airlines
45200 Business Court
Dulles, VA 20166

Re: PRODUCT SUPPORT AND TECHNICAL MATTERS

Dear Ladies and Gentlemen,

     Atlantic Coast Airlines (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.	TRAINING

1.1	In addition to the goods and services the Seller will provide to the Buyer under Clause 16 of the Agreement, the Seller will provide the Buyer the following [***] training goods and services.

1.1.1	Flight-Crew Training

Upon Buyer’s request, the Seller will assist the Buyer with its flight-crew training program and development of a pilot training program and training materials, by [***]:

(i)	[***];

(a)	[***].

(b)	[***].

(c)	[***].

(ii)	[***].

1.1.2	Inflight Training

The Seller will assist the Buyer with its inflight training program by [***]

(i)	[***] above under Paragraph 1.1.1(ii) [***].

(ii)	[***].

1.1.3	Maintenance Training

The Seller will assist the Buyer with its maintenance-training program as follows:

(i)	The Seller will [***].

(ii)	The Seller will [***] under Paragraph 2.1 of Appendix A to Clause 16 of the Agreement [***].

It is understood and agreed by the Parties [***] pursuant to the preceding paragraph [***].

1.1.4	If, at the Buyer’s request, any such training services that can be provided at an Airbus/CAE Cooperation Network Training Center is provided by the Seller’s instructors at another location, then the Buyer will reimburse the Seller for all the expenses, defined in Clauses 16.6.2.2, 16.6.2.3, 16.6.2.4 and 16.6.2.5 of the Agreement, related to the assignment of such instructors and their performance of the duties as aforesaid.

1.1.5	Any unused training allowances provided under the terms of this Letter Agreement will expire on the first anniversary of the delivery of the last Aircraft.

1.1.6	[***] Pricing

The prices for [***] for [***],:

(i)	For the [***], US$ [***] (US dollars — [***]), and

(ii)	For the [***], the following:

(a)	[***]: US$ [***] (US dollars — [***]), and

(b)	[***]: US$ [***] (US dollars — [***]).

The above prices are quoted at January 2003 delivery conditions. If the [***], as adjusted by the Seller Price Revision Formula to the month and year of such purchase. [***].

1.1.7	Simulator Training Availability

1.1.7.1	The Seller will ensure the availability of simulator time and location required to meet the Buyer’s flight crew training schedule in accordance with a training plan developed and agreed during the Training Conference. Such training plan will be based on the [***].

1.1.7.2	The Seller agrees to [***] pursuant to Paragraph 1.1.7.1 above [***].

1.1.7.3	If, [***] pursuant to Paragraph 1.1.7.2 above, [***].

1.1.8	The Seller [***].

2.	TECHNICAL PUBLICATIONS

In addition to the goods and services to be provided the Buyer under Clause 14 of the Agreement, the Seller will provide the Buyer the following:

(i)	[***].

(ii)	Notwithstanding Clause 14.6 of the Agreement, revision service under Clause 14 [***] as stated in such Clause 14.6, revision service [***].

(iii)	[***] provided under Clause 14 of the Agreement, [***].

(iv)	[***]:

(a)	[***]

(b)	[***].

(v)	The Seller will provide to the Buyer [***].

(vi)	Airn@v

[***] to the provisions of Clause 14.11.2 of the Agreement, Airn@v [***].

3.	NO FAULT FOUND POLICY

Notwithstanding the provisions of Clause 12.1.7(vii) in respect of a Warranted Part, if a Warranted Part, Seller Part or Supplier Part categorized as a Line Replaceable Unit is sent by the Buyer for repair to an authorized repair station accompanied by a Post-Flight report indicating an in-flight fault condition with respect to such part, the Buyer will not be charged for the test, related transportation costs, or any other costs allocable to such No Fault Found finding if such authorized repair station returns a No Fault Found finding.

The Seller will [***] set forth in Paragraph 2.1 of Appendix A to Clause 16 of the Agreement, [***].

4.	AIRTAC

The Buyer will have free-of-charge access to the Airbus Technical AOG Center (AirTac), which is operated twenty-four (24) hours a day, seven (7) days a week to assist airline operators with defect investigation, aircraft troubleshooting and airframe structural repair requirements.

5.	[***]

[***] provided under Clauses 12, 14, 15 and 16 of the Agreement and under Letter Agreement No. 1 to the Agreement and this Letter Agreement [***].

[***].

6.	[***]

6.1	[***] Clause 12.2.3 of the Agreement.

6.2	[***] this Paragraph 6.

7.	[***]

[***].

8.	PROPULSION SYSTEMS

Should any Aircraft be dual rated with respect to the thrust ratings of the Propulsion Systems, [***].

9.	[***]

[***].

10.	REPETITIVE REMOVAL OF SELLER PARTS OR WARRANTED PARTS

[***].

11.	ASSIGNMENT

Except as otherwise provided in Letter Agreement No. 10 to the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA, S.A.R.L.

By:

Its:

Date:

Accepted and Agreed

Atlantic Coast Airlines

By:

Its:

Attachment No. 1 to Letter Agreement No. 4 to the Agreement

[***]

[***]

[***]

[***]

     [***].

     [***]:

           ✓            [***]

           ✓            [***]

           ✓            [***]

           ✓            [***]

           ✓            [***]

           ✓            [***]

           ✓            [***]

     [***].

     [***].

     [***].

LETTER AGREEMENT NO. 5A

As of April 1, 2004

Atlantic Coast Airlines
45200 Business Court
Dulles, VA 20166

Re: PERFORMANCE GUARANTEES

Dear Ladies and Gentlemen,

Atlantic Coast Airlines (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5A (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

The Seller represents and warrants that the Manufacturer has provided to the Seller the performance guarantees with respect to the Aircraft, which guarantees are reproduced below between the words QUOTE and UNQUOTE and which are subject to the terms, conditions, limitations and restrictions all as hereinafter set out, and that such guarantees are in full force and effect and have not been amended. The Seller hereby assigns to the Buyer and the Buyer hereby accepts, all of the Seller’s rights and obligations as the “Buyer” under the said performance guarantees and the Seller subrogates the Buyer to all such rights and obligations in respect of the A319 Aircraft covered thereby ([***]). The Seller hereby warrants to the Buyer that (i) it has all the requisite authority to make the foregoing assignment to and effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation are effective to confer on the Buyer all of the foregoing rights and obligations of the Seller and the Seller is bound by said assignment and subrogation, and (iii) the Seller shall not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term “Seller” which means the Manufacturer as between the Manufacturer and the Seller, also means the Manufacturer in this Agreement, and (ii) the term “Buyer” which means the Seller as between the Manufacturer and the Seller, means the Buyer in this Agreement.

QUOTE

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A319 Aircraft described in the A319 Standard Specification, as amended by the SCNs defined below:

(i)	for increases in the Design Weights to:

Maximum Take-Off Weight 166,450 lb (75,500 kg) Maximum Landing Weight 137,789 lb (62,500 kg) Maximum Zero Fuel Weight 128,970 lb (58,500 kg)

and powered by IAE V2524-A5 engines without taking into account any further changes thereto as provided in the Agreement (the “Specification”)

Notwithstanding the foregoing, the Seller reserves the right to increase the Design Weights above the weights shown in the Specification, at no charge to the Buyer, in order to satisfy the Guarantees.

2	GUARANTEED PERFORMANCE

2.1	Take-off

Federal Aviation Regulations (“FAR”) take-off field length at an Aircraft gross weight of 166,450 lb at the start of ground run at sea level pressure altitude and at a temperature of 86°F shall be not more than a guaranteed value of [***] ft.

2.2	Second Segment Climb

The A319 Aircraft shall meet the FAR requirements for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Paragraph 2.1 above.

2.3	Speed

Level flight speed at an A319 Aircraft gross weight of 140,000 lb at a pressure altitude of 37,000 ft in ISA conditions using a thrust not exceeding maximum cruise thrust shall not be less than a guaranteed true Mach number of M=[***].

2.4	Landing Field Length

FAR certified dry landing field length at an A319 Aircraft gross weight of 137,789 lb at sea level pressure altitude with zero wind and slope shall be not more than a guaranteed value of [***] ft.

2.5	Range

Range starting at an initial cruise weight of 145,000 lb and consuming 15,000 lb of fuel during cruise whilst flying at a pressure altitude of 37,000 feet in ISA conditions at a true Mach number of 0.780 using thrust not exceeding maximum cruise thrust shall not be less than a guaranteed value of [***] statute miles.

3	MISSION GUARANTEES

3.1	Mission Payload Guarantee SAN-IAD

The A319 Aircraft will be capable of carrying not less than a guaranteed payload of [***] lb over a still air stage distance of 2,240 statute miles (representative of SAN to IAD with a 15 knots tailwind) when operated under the conditions defined below:

3.1.1	The departure airport conditions are as defined below (assumed representative of SAN runway 27)

Pressure Altitude:	14 feet
Outside Air Temperature:	83 °F
Take-off Run Available:	9,400 feet
Take-off Distance Available:	9,400 feet
Accelerate-stop Distance Available:	9,400 feet
Wind:	None
Runway Condition:	Dry
Slope:	0.02% Uphill
Obstacles (height and distance from brake release)
Height:	61/215 feet
Distance:	10,173/14,926 feet

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 12 ft.

3.1.2	An allowance of 280 lb of fuel is included for 10 minutes start-up and taxi-out at the departure airport.

3.1.3	An allowance of 455 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport at a temperature of 83°F.

3.1.4	Climb from 1,500 ft above the departure airport up to 3,000 ft above the departure airport using max climb thrust, 5 min. holding at 3,000 ft above the departure airport, continued climb using max. climb thrust to pressure altitude 28,000 ft, 10 min. cruise at a fixed Mach number of M=0.78 at pressure altitude 28,000ft, continued climb to cruise altitude using maximum climb thrust and cruise at a true Mach number of M=0.78 at pressure altitude 37,000 ft, descent to pressure altitude 9,000 ft, 5 min. cruise at 9,000 ft at a fixed Mach number of M=0.445, followed by a descent to 1,500 ft above the destination airport are carried out are carried out in ISA conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.1.5	An allowance of 200 lb of fuel is included for approach and landing at the destination airport.

3.1.6	An allowance of 125 lb of fuel is included for 5 minutes taxi-in at the destination airport.

3.1.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.1.4 above.

Trip fuel is defined as the fuel required for take-off, climb, cruise, descent and approach and landing as described in Paragraphs 3.1.3 to 3.1.5 inclusive above.

3.1.8	At the end of approach and landing 6,860 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

1)	45 minutes continued cruise
2)	Missed approach
3)	Diversion in ISA conditions over a ground distance of 150 statute miles ending at 1,500ft pressure altitude
4)	Approach and landing at the diversion airport

3.2	Mission Fuel Burn Guarantee

In carrying a fixed payload of 31,290 lb over a still air stage distance of 2,240 statute miles (representative of SAN to IAD with a 15 knots tailwind) the trip fuel burned as defined in Paragraph 3.1.7 above shall not be more than a guaranteed value of [***] lb when operated under the conditions defined in Paragraph 3.1 above.

3.3	Operating Weight Empty (OWE)

The mission payload and mission fuel burn guarantees defined in Paragraphs 3.1 and 3.2 above are based on a fixed Operating Weights Empty (“OWE”) of 90,815 lb.

4	MANUFACTURER’S WEIGHT EMPTY GUARANTEE

The Seller guarantees a Manufacturer’s Weight Empty of 80,661 lb [***].

This is the Manufacturer’s Weight Empty as defined in Section 13-10.00.00 of the Specification and is subject to adjustment as defined in Paragraph 7.2 below.

5	GUARANTEE CONDITIONS

5.1	The performance certification requirements for the A319 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2	For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

5.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

5.3	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification.

Cabin air conditioning management during performance demonstration as described in Paragraph 6.3 may be such as to optimize the A319 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

5.4	The engines will be operated using not more than the A319 Propulsion Systems manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

5.5	Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb / US gallon and a lower heating value of 18,590 BTU/lb.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the FAA and, if not inconsistent with those defined by the FAA, those defined by the Seller.

6.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the FAA approved Flight Manual.

6.3	Compliance with those parts of the Guarantees not covered by the requirements of the FAA shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A319-100 aircraft of the same aerodynamic configuration as the A319 Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty Guarantee defined in Paragraph 4 shall be demonstrated with reference to a weight compliance report.

6.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6	Compliance with the Guarantees is not contingent on engine performance defined in the Propulsion System manufacturer’s specification.

6.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the A319 Aircraft.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement affects the A319 Aircraft configuration or performance or both required to obtain certification, the Guarantees shall be appropriately modified to reflect the effect of any such Rule Change.

7.2	The Guarantees apply to the A319 Aircraft as described in paragraph 1 and may be adjusted to reflect the net effect of:

a)	any further configuration change which is the subject of an SCN
b)	variation in actual weights of items defined in Section 13-10 of the Specification
c)	changes required to obtain certification which cause changes to the performance or weight of the Aircraft

Without in any way limiting the Seller’s obligations under Clause 2 of the Agreement, the Seller will [***].

8.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature that may be stated, referenced or incorporated in the Specification or any other document (but without prejudice to the obligations of the Seller under the Agreement to build the Aircraft in accordance with the Specification including, without limitation, specifications regarding performance, weight and noise requirements).

9	UNDERTAKING REMEDIES

9.1	Should any A319 Aircraft fail to meet any of the Guarantees specified in this Letter Agreement, the Seller will take such action described in and in the order of Paragraphs 9.2 and 9.3 below.

9.2	Should any Aircraft fail to meet any of the Guarantees specified in this Letter Agreement, the Seller will use its commercially reasonable efforts to correct the deficiency to comply with the subject Guarantee.

9.3	Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the above said deficiency within one (1) year from Delivery of the affected A319 Aircraft, then the Seller shall in respect of such A319 Aircraft pay to the Buyer by way of liquidated damages, subject to the Seller’s maximum liability under this Letter Agreement, on the anniversary date of the Delivery and for as long as the deficiency remains, an amount of:

US$ [***] (US dollars- [***]) per one percent (1%) deficient per A319 Aircraft per year resulting from the deficiency expressed as a percentage of the Mission Fuel Burn or Range Guarantees (part of a percent to be prorated).

US$ [***] (US dollars- [***]) per pound deficient per A319 Aircraft and per year based on the deficiency expressed in pounds of the Mission Payload Guarantee defined in Paragraph 3 above.

US$ [***] (US dollars- [***]) per pound deficient per A319 Aircraft and per year based on the deficiency expressed in pounds of the Manufacturer’s Weight Empty Guarantee.

In all cases, such liquidated damages will be prorated for the number of days in the year (based on a 365 day year) that the relevant Aircraft does not comply with the guaranteed level.

9.4	The Seller’s maximum liability under this Letter Agreement in respect of a deficiency in performance of any Aircraft shall be limited to the payment of liquidated damages for a period of not more than [***] years following Delivery of the affected A319 Aircraft and up to an aggregated value of US$ [***] (US dollars - [***]) for each deficient A319 Aircraft, whichever occurs first. Payment of liquidated damages shall be deemed to settle all claims and remedies the Buyer would have against the Seller in respect of performance deficiencies under this Letter Agreement, provided however, that nothing herein will relieve the Seller of its obligations under Paragraph 9.2 above.

10.	SELLER’S LIABILITY

The Seller’s liability under these Guarantees shall be governed solely by the terms of this Letter Agreement.

UNQUOTE

In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller’s rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and the Seller recognize and agree that the obligations of the Seller and the remedies of the Buyer as set forth in this Letter Agreement No. 5A are subject to the provisions of Clause 12 of the Agreement.

11.	ASSIGNMENT

Except as otherwise provided in Letter Agreement No. 10 to the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect.

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.

Very truly yours,

AVSA, S.A.R.L.

By:

Its:

Accepted and Agreed

ATLANTIC COAST AIRLINES

By:

Its:

LETTER AGREEMENT NO. 5B

As of April 1, 2004

Atlantic Coast Airlines
45200 Business Court
Dulles, VA 20166

Re: PERFORMANCE GUARANTEES

Dear Ladies and Gentlemen,

     Atlantic Coast Airlines (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5B (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

     The Seller represents and warrants that the Manufacturer has provided to the Seller the performance guarantees with respect to the Aircraft, which guarantees are reproduced below between the words QUOTE and UNQUOTE and which are subject to the terms, conditions, limitations and restrictions all as hereinafter set out, and that such guarantees are in full force and effect and have not been amended. The Seller hereby assigns to the Buyer and the Buyer hereby accepts, all of the Seller’s rights and obligations as the “Buyer” under the said performance guarantees and the Seller subrogates the Buyer to all such rights and obligations in respect of the A320 Aircraft covered thereby ([***]). The Seller hereby warrants to the Buyer that (i) it has all the requisite authority to make the foregoing assignment to and effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation are effective to confer on the Buyer all of the foregoing rights and obligations of the Seller and the Seller is bound by said assignment and subrogation, and (iii) the Seller shall not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

It is understood that, in the provisions below between the words QUOTE and

UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term “Seller,” which means the Manufacturer as between the Manufacturer and the Seller, also means the Manufacturer in this Agreement, and (ii) the term “Buyer,” which means the Seller as between the Manufacturer and the Seller, means the Buyer in this Agreement.

QUOTE

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A320 Aircraft described in the A320 Standard Specification the SCNs defined below:

(i)	for increases in the Design Weights to:

Maximum Take-Off Weight	169,756 lb	(77,000 kg)
Maximum Landing Weight	142,198 lb	(64,500 kg)
Maximum Zero Fuel Weight	134,482 lb	(61,000 kg)

(ii)	and powered by IAE V2527-A5 engines without taking into account any further changes thereto as provided in the Agreement (the “Specification”).

Notwithstanding the foregoing the Seller reserves the right to increase the Design Weights above the weights shown in the Specification at no charge to the Buyer in order to satisfy the Guarantees.

2	GUARANTEED PERFORMANCE

2.1	Take-off

Federal Aviation Regulations (“FAR”) take-off field length at an Aircraft gross weight of 169,756 lb at the start of ground run at sea level pressure altitude and at a temperature of 86°F shall be not more than a guaranteed value of [***] ft.

2.2	Second Segment Climb

The A320 Aircraft shall meet the FAR requirements for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Paragraph 2.1 above.

2.3	Speed

Level flight speed at an A320 Aircraft gross weight of 150,000 lb at a pressure altitude of 35,000 ft in ISA conditions using a thrust not exceeding maximum cruise thrust shall not be less than a guaranteed true Mach number of M=[***].

2.4	Landing Field Length

FAR certified dry landing field length at an A320 Aircraft gross weight of 142,198 lb at sea level pressure altitude with zero wind and slope shall be not more than a guaranteed value of [***] ft.

2.5	Range

Range starting at an initial cruise weight of 150,000 lb and consuming 15,000 lb of fuel during cruise while flying at a pressure altitude of 37,000 feet in ISA conditions at a true Mach number of 0.780 using thrust not exceeding maximum cruise thrust shall not be less than a guaranteed value of [***] statute miles.

3	MISSION GUARANTEES

3.1	Mission Payload Guarantee IAD-SFO

The Aircraft will be capable of carrying not less than a guaranteed payload of [***] lb over an still air stage distance of 2,810 statute miles (representative of IAD to SFO with a 53 knot headwind) when operated under the conditions defined below:

3.1.1	The departure airport conditions are as defined below (assumed representative of IAD runway 30)

Pressure Altitude:	288 feet
Outside Air Temperature:	83 °F
Take-off Run Available:	10,501 feet
Take-off Distance Available:	10,501 feet
Accelerate-stop Distance Available:	10,501 feet
Wind:	None
Runway Condition:	Dry
Slope:	0.21% Uphill
Obstacles	none

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 11 ft.

3.1.2	An allowance of 280 lb of fuel is included for 10 minutes start-up and taxi-out at the departure airport.

3.1.3	An allowance of 515 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport at a temperature of 83°F.

3.1.4	Climb from 1,500 ft above the departure airport up to 3,000 ft above the departure airport using max climb thrust, 5 min. holding at 3,000 ft above the departure airport, continued climb using max. climb thrust to pressure altitude 28,000 ft, 10 min. cruise at a fixed Mach number of M=0.78 at pressure altitude 28,000ft, continued climb to cruise altitude using maximum climb thrust and cruise at a true Mach number of M=0.78 at pressure altitudes 33,000 ft and 37,000 ft, descent to pressure altitude 9,000 ft, 5 min. cruise at 9,000 ft at a fixed Mach number of M=0.445, followed by a descent to 1,500 ft above the destination airport are carried out are carried out in ISA conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.1.5	An allowance of 200 lb of fuel is included for approach and landing at the destination airport.

3.1.6	An allowance of 125 lb of fuel is included for 5 minutes taxi-in at the destination airport.

3.1.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.1.4 above.

Trip fuel is defined as the fuel required for take-off, climb, cruise, descent and approach and landing as described in Paragraphs 3.1.3 to 3.1.5 inclusive above.

3.1.8	At the end of approach and landing 7,320 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

1)	45 minutes continued cruise

2)	Missed approach

3)	Diversion in ISA conditions over a ground distance of 150 statute miles ending at 1,500ft pressure altitude

4)	Approach and landing at the diversion airport

3.2	Mission Fuel Burn Guarantee

In carrying a fixed payload of 35,250 lb over an equivalent still air distance of 2,810 statute miles (representative of IAD to SFO with a 53 knot headwind) the trip fuel burned as defined in Paragraph 3.1.7 above shall not be more than a guaranteed value of [***] lb when operated under the conditions defined in Paragraph 3.1 above.

3.3	Operating Weight Empty (OWE)

The mission payload and mission fuel burn guarantees defined in Paragraphs 3.1 and 3.2 above are based on a fixed Operating Weights Empty (“OWE”) of 94,412 lb.

4	MANUFACTURER’S WEIGHT EMPTY GUARANTEE

The Seller guarantees a Manufacturer’s Weight Empty of 83,196 lb [***]. This is the Manufacturer’s Weight Empty as defined in Section 13-10.00.00 of the Specification and is subject to adjustment as defined in Paragraph 7.2 below.

5	GUARANTEE CONDITIONS

5.1	The performance certification requirements for the A320 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2	For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

5.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

5.3	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification.

Cabin air conditioning management during performance demonstration as described in Paragraph 6.3 may be such as to optimize the A320 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

5.4	The engines will be operated using not more than the A320 Propulsion Systems manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

5.5	Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb / US gallon and a lower heating value of 18,590 BTU/lb.

6.	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the FAA and if not inconsistent with those defined by the FAA, those defined by the Seller.

6.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the FAA approved Flight Manual.

6.3	Compliance with those parts of the Guarantees not covered by the requirements of the FAA shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A320-200 aircraft of the same aerodynamic configuration as the A320 Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty Guarantee defined in Paragraph 4 shall be demonstrated with reference to a weight compliance report.

6.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6	Compliance with the Guarantees is not contingent on engine performance defined in the Propulsion System manufacturer’s specification.

6.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the A320 Aircraft.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement affects the A320 Aircraft configuration or performance or both required to obtain certification, the Guarantees shall be appropriately modified to reflect the effect of any such Rule Change.

7.2	The Guarantees apply to the A320 Aircraft as described in paragraph 1 and may be adjusted to reflect the net effect of:

a)	any further configuration change which is the subject of an SCN

b)	variation in actual weights of items defined in Section 13-10 of the Specification

c)	changes required to obtain certification which cause changes to the performance or weight of the Aircraft

Without in any way limiting the Seller’s obligations under Clause 2 of the Agreement, the Seller will [***].

8	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature that may be stated, referenced or incorporated in the Specification or any other document (but without prejudice to the obligations of the Seller under the Agreement to build the Aircraft in accordance with the Specification including, without limitation, specifications regarding performance, weight and noise requirements).

9	UNDERTAKING REMEDIES

9.1	Should any A320 Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will take such action described in and in the order of Paragraphs 9.2 and 9.3 below.

9.2	Should any Aircraft fail to meet any of the Guarantees specified in this Letter Agreement, the Seller will use its commercially reasonable efforts to correct the deficiency to comply with the subject Guarantee. Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the above said deficiency within one (1) year from Delivery of the affected A320 Aircraft, then the Seller shall in respect of such A320 Aircraft pay to the Buyer by way of liquidated damages, subject to the Seller’s maximum liability under this Letter Agreement, on the anniversary date of the Delivery for as long as the deficiency remains, an amount of:

–	US$ [***] (US dollars- [***]) per one percent 1%) deficient per A320 Aircraft per year resulting from the deficiency expressed as a percentage of the Mission Fuel Burn or Range Guarantees (part of a percent to be prorated).

–	US$ [***] (US dollars- [***]) per pound deficient per A320 Aircraft and per year based on the deficiency expressed in pounds of the Mission Payload Guarantee defined in Paragraph 3 above.

–	US$ [***] (US dollars- [***]) per pound deficient per A320 Aircraft and per year based on the deficiency expressed in pounds of the Manufacturer’s Weight Empty Guarantee.

In all cases, such liquidated damages will be prorated for the number of days in the year (based on a 365 day year) that the relevant Aircraft does not comply with the guaranteed level.

9.3	The Seller’s maximum liability under this Letter Agreement in respect of a deficiency in performance of any Aircraft shall be limited to the payment of liquidated damages for a period of not more than [***] ([***]) years following Delivery of the affected Aircraft and up to an aggregated value of US$ [***] (US dollars- [***]) for each deficient Aircraft, whichever occurs first. Payment of liquidated damages shall be deemed to settle all claims and remedies the Buyer would have against the Seller in respect of performance deficiencies under this Letter Agreement provided however, that nothing herein will relieve the Seller of its obligations under Paragraph 9.2 above.

10.	SELLER’S LIABILITY

The Seller’s liability under these Guarantees shall be governed solely by the terms of this Letter Agreement.

UNQUOTE

In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller’s rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and the Seller recognize and agree that the obligations of the Seller and the remedies of the Buyer as set forth in this Letter Agreement No. 5B are subject to the provisions of Clause 12 of the Agreement.

11.	ASSIGNMENT

Except as otherwise provided in Letter Agreement No. 10 to the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.

Very truly yours,
AVSA, S.A.R.L.
By:
Its:

Accepted and Agreed

ATLANTIC COAST AIRLINES

By:
Its:

LETTER AGREEMENT NO. 6

As of April 1, 2004

Atlantic Coast Airlines
45200 Business Court
Dulles, VA 20166

Re: RELIABILITY GUARANTEES

Dear Ladies and Gentlemen,

     Atlantic Coast Airlines (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

     The Seller represents and warrants that the Manufacturer has provided to the Seller reliability guarantees with respect to the Aircraft, which guarantees are reproduced below between the words QUOTE and UNQUOTE and which are subject to the terms, conditions, limitations and restrictions all as hereinafter set out, and that such guarantees are in full force and effect and have not been amended. The Seller hereby assigns to the Buyer and the Buyer hereby accepts all of the Seller’s rights and obligations as the “Buyer” with respect to Aircraft under the said reliability guarantees, and the Seller subrogates the Buyer to all such rights and obligations in respect of the Aircraft. For the purposes of this Letter Agreement, the term [***]. The Seller hereby warrants to the Buyer that (i) it has all the requisite authority to make the foregoing assignment to and effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation are effective to confer on the Buyer all of the foregoing rights and obligations of the Seller and the Seller is bound by said assignment and subrogation, and (iii) the Seller shall not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

     It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term “Seller,” which means the Manufacturer as between the Manufacturer and the Seller, also means the Manufacturer in this Agreement, and (ii) the term “Buyer,” which means the Seller as between the Manufacturer and the Seller, means the Buyer in this Agreement.

QUOTE

1.	SCOPE, COMMENCEMENT, DURATION

The reliability guarantees contained in this Letter Agreement (the “Guarantees”) extend to the fleet of Aircraft. The Guarantees will commence [***] and will remain in force for a period of [***] thereafter.

1.1	Suspension of Guarantee

The provisions under Paragraph 7 of this Letter Agreement (excluding Paragraph 7.6) will be suspended for any Computation Period (defined in Paragraph 2.6) during which:

RO < RF — 1.0 % D.R.

where :

-	RF is the Dispatch Reliability, as computed by the Seller and published in the “Quarterly Service Report,” of the Aircraft World Fleet for the aircraft model covered under the present Dispatch Reliability Guarantee and excluding the Aircraft during a computation period, expressed as a percentage.

-	RO is the Dispatch Reliability, as computed by the Seller and published in the “Quarterly Service Report,” of the Aircraft fleet during the same computation period, expressed as a percentage.

1.2	However, if the cause of the low dispatch reliability is an Aircraft Inherent Malfunction(s), then suspension of the provisions under Paragraph 7 of this Letter Agreement pursuant to Paragraph 1.1 above will be terminated, and the remedies available to the Buyer under Paragraph 7 of this Letter Agreement will be paid to the Buyer, retroactive to the date such remedies would have otherwise been due.

2.	DEFINITIONS

2.1	Achieved Dispatch Reliability

The “Achieved Dispatch Reliability” is the actual Dispatch Reliability obtained by the Aircraft fleet in regular revenue service adjusted in accordance with these Guarantees. ETOPS flights are not included in these Guarantees.

Achieved Dispatch Reliability, expressed as a percentage, will be computed every Computation Period as follows :

Achieved Dispatch Reliability	=
Total number of Scheduled Revenue
Flights without Chargeable Delays
or Chargeable Cancellations during the
Computation Period                     X 100
Total number of Scheduled Revenue Flights
scheduled during the Computation Period
and will be compared to the Guaranteed Dispatch
Reliability.

2.2	Aircraft Inherent Malfunction

An “Aircraft Inherent Malfunction” is a condition whereby maintenance actions confirm that the operation of a system or component is outside its specified limit:

1)	as defined in the applicable Maintenance or Operations Manual(s),

2)	and has not been induced by a secondary cause or a consequence of exclusions as defined in Paragraph 2.8.

2.3	Chargeable Cancellation

A “Chargeable Cancellation” occurs when a Scheduled Revenue Flight is not completed as a result of an Aircraft Inherent Malfunction.

2.4	Chargeable Delay

A “Chargeable Delay” occurs when an Aircraft Inherent Malfunction causes a Scheduled Revenue Flight to be dispatched more than fifteen (15) minutes later than the scheduled departure time,

or

a through-service or turn-around-flight remains on ground longer than the allotted ground time by more than fifteen (15) minutes as a result of an Aircraft Inherent Malfunction.

2.5	Completion Factor

The “Completion Factor” is the percentage of Scheduled Revenue Flights that are completed.

Completion Factor, expressed as a percentage, shall be computed for each Computation Period as follows:

Completion Factor	=	Total number of Scheduled Revenue Flights without a Chargeable Cancellation during the Computation Period X 100 Total number of Scheduled Revenue Flights scheduled during the Computation Period

2.6	Computation Period

The “Computation Period” is a period consisting of [***] months commencing on the first day of the first month following the [***] of the first Aircraft.

2.7	Dispatched

An Aircraft will be deemed to have been “dispatched” when it leaves the gate for a Scheduled Revenue Flight.

2.8	Exclusions

Delays and cancellations due to any of the following reasons are specifically excluded from these Guarantees:

a)	Servicing (No corrective maintenance performed)

-	Struts

-	Oil

-	Hydraulic fluid

-	Lubrication

-	All servicing activities that do not require the mechanic to physically adjust or replace or to perform any corrective action to enable deferral of a structural repair and replace hardware/software

-	Fueling related

-	Deicing

-	Water and waste

-	Sanitizing / Flushing

-	Moisture and condensation

-	Printer paper replacement

-	Routine cleaning

-	Tire pressure servicing

-	Oxygen servicing

-	Data loading

b)	Precautionary Maintenance (No corrective Maintenance Performed)

-	Installing/continuing placard

-	Fluid leaks — within specified limits contained in applicable maintenance manual

-	Manual closing or cycling passenger / crew / cargo door

-	Resetting circuit breakers

c)	Normal Wear Maintenance

-	Passenger amenity items

-	Tires — worn past limits

-	Brakes — worn past limits

-	Decals / paint / appearance items

d)	Scheduled Maintenance Activities

-	Completion of scheduled / planned work content of :

1)	Maintenance checks

2)	Maintenance set-ups

e)	Parts Delays and Cancellations

f)	External Force Damage

Aircraft damage / lightning strikes, etc.

g)	Known Personnel Error and/or Known Damage by Passengers

h)	Secondary Delay or Cancellation

Delay(s) or cancellation(s) of Scheduled Revenue Flights that result from a Chargeable Delay or Chargeable Cancellation.

i)	MEL Items

Delays caused by systems or components being designated as “Go” and “Go If” in the Minimum Equipment List (MEL) as approved by the Buyer’s Airworthiness Authorities for the Buyer’s operation of the Aircraft.

j)	Propulsion System

Delays attributable to the Propulsion Systems (ATA 70 to 80).

k)	BFE

Delays attributable to Buyer Furnished Equipment (BFE) or software embodied therein, unless such delay is caused due to faulty installation of the BFE by the Seller or by a defect in the Seller’s BFE interface design.

2.9	Scheduled Revenue Flight

A flight, as stipulated in the Buyer’s time table or a scheduled charter flight, for any Aircraft is defined herein as a “Scheduled Revenue Flight.”

3.	GUARANTEE

3.1	The “Guaranteed Dispatch Reliability” is the dispatch reliability guaranteed in this Paragraph 3.1.

3.1.1	Guaranteed Dispatch Reliability for [***]

The Seller guarantees that for the [***] of operation of the Aircraft fleet in commercial service, on average, an Aircraft available for dispatch will have a [***]% ([***] percent) probability of being dispatched without a Chargeable Delay.

3.1.2	Guaranteed Dispatch Reliability after [***]

The Seller guarantees that, for the [***] of operation of the Aircraft fleet in commercial service, on average, an Aircraft available for dispatch will have a [***]% ([***] percent) probability of being dispatched without a Chargeable Delay. If, in the [***] of operation of the Aircraft fleet in commercial service, on average, an Aircraft available for dispatch has less than a [***]% ([***] percent) probability of being dispatched without a Chargeable Delay, [***] Guarantee, to the extent that [***].

3.2	Completion Factor Guarantee

The Seller guarantees that for each Computation Period beginning with the first Computation Period, the Completion Factor will be, on average, no less than [***]% ([***] of one percent). If, in the [***] of operation of the Aircraft fleet in commercial service, on average, the Completion Factor is less than [***]% ([***] of one percent), [***] Guarantee, to the extent that [***].

4.	BUYER’S AND SELLER’S OBLIGATION

4.1	Buyer’s Obligations

a)	The Buyer will use all reasonable means to apply maintenance and trouble shooting procedures by qualified personnel with the objective of meeting the Guarantees.

b)	Buyer’s and Seller’s specialists will mutually agree on the details of a Chargeable Delay reporting procedure before delivery of the first Aircraft. The Buyer’s rights will not be impaired by any failure of the Parties to so agree within such timeframe.

c)	The Buyer will submit Chargeable Delay data weekly or monthly, not later than seven (7) days after a reporting week, and fifteen (15) days after a reporting month. Such data must include detailed information on delays and cancellations to allow the Seller to assess the nature of system and/or component malfunctions. If the Seller finds such data to be insufficiently detailed, the Buyer will supply such additional data as the Seller may reasonably request (and the Buyer’s rights will not be impaired unless the Buyer fails to meet such reasonable requests).

d)	The Buyer will notify the Seller at any time but not later than one (1) month after the end of a Computation Period that the Achieved Dispatch Reliability or the Completion Factor is below the Guaranteed Dispatch Reliability, or the Guaranteed Completion Factor, as the case may be, and request the Seller to take corrective actions. In such event, all reasonably necessary additional detailed operational and engineering information will be provided by the Buyer in order to allow the Seller to determine the necessary action.

e)	If the Seller recommends procedures and modifications to improve the Achieved Dispatch Reliability, the Buyer may choose to apply such procedures and incorporate such modification. This will be done as soon as is reasonably possible, consistent with the Buyer’s maintenance program, following receipt of instructions and parts (if applicable) by the Buyer, provided that:

i)	the effectiveness of such a procedure or modification is substantiated to the Buyer’s reasonable satisfaction, and

ii)	application of such a procedure or modification is economical and practical as determined by the Buyer’s customary analysis practice.

If the Seller and the Buyer disagree as to the effectiveness of procedures or modifications proposed by the Seller to increase the Achieved Dispatch Reliability, the Buyer will demonstrate to the Seller that, pursuant to its analysis, such a modification or procedure is not effective, economic, or is otherwise impractical.

The Buyer may also decline to follow such revised procedures or to install such modification as are referred to above. If the Buyer so declines (unless such modification or procedure is not effective, economic, or is otherwise impractical), the Seller may adjust the Guaranteed Dispatch Reliability, or Guaranteed Completion Factor, as the case may be, downwards by an amount consistent with the expected improvement in the Achieved Dispatch Reliability or Completion Factor, as the case may be, based on reasonable substantiation to the Buyer and on other operators’ experience, if any, of the reliability benefits of such modification or such revised procedures.

f)	Furthermore, the Buyer agrees to set its corporate goals for Aircraft fleet technical dispatch reliability and completion factor goals as shown in the Buyer’s regular reliability report (or equivalent) at levels no lower than the Guaranteed Dispatch Reliability and Completion Factor Guarantee, so that both the Buyer’s and Seller’s technical staff can aggressively pursue attainment of the Guaranteed Dispatch Reliability and Guaranteed Completion Factor.

4.2	Seller’s Obligations

During the term of the Guaranteed Dispatch Reliability and Guaranteed Completion Factor, the Seller will

(1)	provide technical and operational analyses of delays and cancellations and develop corrections intended to reduce Chargeable Delays and,

(2)	if the Achieved Dispatch Reliability is below the Guaranteed Dispatch Reliability or

Completion Factor falls below the Guaranteed Completion Factor, as the case may be, not later than six (6) months where practicable after notification by the Buyer and at no charge to the Buyer

a)	provide modified Seller items, either hardware or software, to improve Achieved Dispatch Reliability or Completion Factor, as the case may be;

b)	make recommendations concerning the Aircraft operation and maintenance programs, publications, and policies to improve Achieved Dispatch Reliability or Completion Factor, as the case may be;

c)	in addition to any other obligations of Seller under the Agreement, assist the Buyer to motivate relevant suppliers to take action to improve the Achieved Dispatch Reliability or Completion Factor, as the case may be.

(3)	The Dispatch Reliability Guarantee at [***]% provides a guarantee level below performance expectations as a baseline. The Seller recognizes that the desired dispatch reliability performance level of the Buyer is at least [***]%. In the event the Achieved Dispatch Reliability is above the Guarantee but lower than the Buyer’s desired performance level of [***]:

•	[***] the Achieved Dispatch Reliability Level

•	[***] the Achieved Dispatch Reliability Level

•	[***] the Achieved Dispatch Reliability Level

[***] in Paragraph 6 below, [***].

5.	ADJUSTMENT

Any design, certification, regulatory, organizational structure or Aircraft operation changes outside the Seller’s control that may have an effect upon the operation and dispatch characteristics of the Aircraft will be cause for reevaluation or adjustment of the Guaranteed Dispatch Reliability or Guaranteed Completion Factor by mutual agreement between the Buyer and the Seller.

6.	REVIEW MEETINGS

An Achieved Dispatch Reliability and Completion Factor review meeting between the Seller’s and the Buyer’s representatives will be scheduled at the end of each six (6) month period of Buyer’s Aircraft operation, or at any other period to be mutually agreed. Representatives of the Buyer and the Seller will participate in the meeting and will:

a)	review current Achieved Dispatch Reliability and Completion Factor,

b)	eliminate unsupported or non-Aircraft-inherent delay claims from delay records to compute Achieved Dispatch Reliability and Completion Factor,

c)	consider corrective action, if required,

d)	review the Buyer’s incorporation of modifications as stated in Subparagraph 4.1 of this Letter Agreement and requirements, if any, for reduction of Guaranteed Dispatch Reliability and Completion Factor Guarantee,

e)	review possible design, certification, regulatory, organizational structure or Aircraft operation changes and requirements, if any, necessitating adjustment of Guaranteed Dispatch Reliability or Completion Factor Guarantee.

7.	REMEDIES

7.1	At the end of each Computation Period, the Buyer and the Seller will jointly compare the Achieved Dispatch Reliability Level with the Guaranteed Dispatch Reliability Level. For each Computation Period during which the Achieved Dispatch Reliability Level is below the Guaranteed Dispatch Reliability Level (the “DR Shortfall”), the Seller will credit the Buyer’s account in the amount of US$ [***] (US dollars — [***]) per percentage point of the DR Shortfall or, in the case of a fraction of a percentage point, with a prorated portion of this dollar amount (the “DR Credit”). Such DR Credits will be used by the Buyer for the purchase of goods and services from the Seller or any Affiliate thereof.

7.2	For each Computation Period during which the Achieved Dispatch Reliability Level exceeds the Guaranteed Dispatch Reliability Level, the Seller may apply against existing or future DR Credits, the amount of US$ [***] (US dollars — [***]) per percentage point by which the Achieved Dispatch Reliability exceeds the Guaranteed Dispatch Reliability Level or, in the case of a fraction of a percentage point, with a prorated portion of this dollar amount (the “DR Debit”). If at any time during the Term the DR Debit exceeds existing or future DR Credits, the credit balance in the Seller’s favor will be carried forward into subsequent Computation Periods until fully exhausted. However, at no time will the Buyer be required to make payments to the Seller for credit balances in the Seller’s favor.

7.3	At the end of each Computation Period, the Buyer and the Seller will jointly compare the Completion Factor with the Completion Factor Guarantee Level. For each Computation Period during which the Completion Factor is below the Completion Factor Guarantee Level (the “CF Shortfall”), the Seller will credit the Buyer’s account in the amount of US$ [***] (US dollars — [***]) per one-tenth of a percentage point of the CF Shortfall (the “CF Credit”). Such CF Credits will be used by the Buyer for the purchase of goods and services from the Seller or any affiliate thereof.

7.4	For each Computation Period during which the Completion Factor exceeds the Completion Factor Guarantee Level, the Seller may apply against existing or future DR Credits, the amount of US$ [***] (US dollars — [***]) per one-tenth of one percentage point by which the Completion Factor exceeds the Completion Factor Guarantee Level or, in the case of a fraction of a percentage point, with a prorated portion of this dollar amount (the “CF Debit”). If at any time during the Term the CF Debit exceeds existing or future CF Credits, the credit balance in the Seller’s favor will be carried forward into subsequent Computation Periods until fully exhausted. However, at no time will the Buyer be required to make payments to the Seller for credit balances in the Seller’s favor.

7.5	The Seller and the Buyer acknowledge and agree that the maximum liability of the Seller for Guarantees provided under this Letter Agreement will be US$ [***] (US dollars — [***]).

7.6	Nothing herein shall relieve the Seller of any of its obligations under Paragraph 4.2 of this Letter Agreement.

8.	DISRUPTION

The provisions of this Guarantee shall not apply during any period when the Buyer experiences disruptions of operations (excluding disruptions of operations relating to an Aircraft Inherent Malfunction(s)) and as long after each such period that the Buyer has not fully restored normal operations.

9.	EXCLUSIVE GUARANTEES

These Guarantees are exclusive and are provided in lieu of any and all other guarantees from the Seller relating to reliability of any nature that may be stated, referenced or incorporated in the Specification or any other document (but without prejudice to the obligations of the Seller under the Agreement to build the Aircraft in accordance with the applicable Specification, including, without limitation, specifications regarding performance, weight and noise requirements).

10.	SELLER’S LIABILITY

The Seller’s liability for failure to meet the Guaranteed Dispatch Reliability values or Guaranteed Completion Factor values, as the case may be, will be governed solely by the terms of these Guarantees.

UNQUOTE

In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller’s rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and the Seller recognize and agree that the obligations of the Seller and the remedies of the Buyer as set forth in this Letter Agreement No. 6 are subject to the provisions of Clause 12 of the Agreement.

11.	ASSIGNMENT

Except as otherwise provided in Letter Agreement No. 10 to the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.

Very truly yours,

AVSA, S.A.R.L.

By:

Its:

Accepted and Agreed

ATLANTIC COAST AIRLINES

By:

Its:

LETTER AGREEMENT NO. 7

As of April 1, 2004

Atlantic Coast Airlines
45200 Business Court
Dulles, VA 20166

Re: [***] GUARANTEE

Dear Ladies and Gentlemen,

Atlantic Coast Airlines (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

The Seller represents and warrants that the Manufacturer has provided to the Seller a [***] guarantee with respect to the Aircraft, which guarantee is reproduced below between the words QUOTE and UNQUOTE and which is subject to the terms, conditions, limitations and restrictions all as hereinafter set out, and that such guarantee is in full force and effect and has not been amended. The Seller hereby assigns to the Buyer and the Buyer hereby accepts all of the Seller’s rights and obligations as the “Buyer” with respect to Aircraft under the said [***] guarantee, and the Seller subrogates the Buyer to all such rights and obligations in respect of the Aircraft. For the purposes of this Letter Agreement, the term [***]. The Seller hereby warrants to the Buyer that (i) it has all the requisite authority to make the foregoing assignment to and effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation are effective to confer on the Buyer all of the foregoing rights and obligations of the Seller and the Seller is bound by said assignment and subrogation, and (iii) the Seller shall not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term “Seller” which means the Manufacturer as between the Manufacturer and the Seller, also means the Manufacturer in this Agreement, and (ii) the term “Buyer” which means the Seller as between the Manufacturer and the Seller, means the Buyer in this Agreement.

QUOTE

1.	[***]

This [***] guarantee (the “Guarantee”) [***] as defined in Appendix 1 [***].

2.	[***]

The Guarantee [***].

3.	GUARANTEE

[***].

4.	ADJUSTMENTS

4.1	This Guarantee [***].

[***]

4.2	[***].

5.	REPORTING

[***].

6.	RESULTS

6.1	[***].

[***]

6.2	[***].

7.	EXCLUSIONS

7.1	This Guarantee [***]

7.2	[***]

8.	[***] PROCEDURES

To be eligible for the Guarantee provided under this Letter Agreement, [***].

9.	AUDITS

[***].

10.	SERVICE BULLETINS

[***].

11.	ACCOUNTING SYSTEM

11.1	[***]

11.2	[***]

11.3	[***]

12.	[***]

The provisions of this Guarantee [***].

13.	LIMITATION

Notwithstanding Paragraph 6.1, [***].

14.	[***] GUARANTEES

These Guarantees [***].

15.	[***] LIABILITY

The [***] liability under this [***] Guarantee [***].

UNQUOTE

In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller’s rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and the Seller recognize and agree that the obligations of the Seller and the remedies of the Buyer as set forth in this Letter Agreement No. 7 are subject to the

16.	ASSIGNMENT

Except as otherwise provided in Letter Agreement No. 10 to the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 16 will be void and of no force or effect.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.

Very truly yours,

AVSA, S.A.R.L.

By:

Its:

Accepted and Agreed

ATLANTIC COAST AIRLINES

By:

Its:

APPENDIX 1 TO [***] GUARANTEE

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

The seller has arranged that, upon request of the Buyer, the [***].

APPENDIX 1 TO [***] GUARANTEE

[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]
[***]
[***]

LETTER AGREEMENT NO. 8

As of April 1, 2004

Atlantic Coast Airlines
45200 Business Court
Dulles, VA 20166

Re: BUYER’S [***] RIGHT

Atlantic Coast Airlines (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.	[***]

1.1	[***].

1.2	[***].

2.	[***]

2.1	[***].

2.2	[***].

2.3	[***].

3.	[***]

[***]

[***]

3.2	[***]

[***].

3.3	[***]

[***].

[***].

4	[***]

4.1	[***]

[***].

4.2	[***]

[***].

[***].

[***].

[***].

4.3	[***]

[***].

5.	ASSIGNMENT

Except as otherwise provided in Letter Agreement No. 10 to the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.

Very truly yours,

AVSA, S.A.R.L.

By:

Its:

Accepted and Agreed

ATLANTIC COAST AIRLINES

By:

Its:

LETTER AGREEMENT NO. 9

As of April 1, 2004

Atlantic Coast Airlines
45200 Business Court
Dulles, VA 20166

Re: LEASED AIRCRAFT MATTERS

Dear Ladies and Gentlemen:

Atlantic Coast Airlines (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.	DEFINITIONS

The following terms will have the following meanings:

“Leased Aircraft” — each of the ten (10) A319-100 aircraft delivered to the Buyer pursuant to the terms of binding, long-term lease agreements having a base term of five (5) years or longer entered into on or before signature of the Agreement between the Buyer and (i) International Lease Finance Corporation, with respect to [***] (ii) C.I.T. Leasing Corporation, with respect [***].

“Lessor(s)” — either or both of International Lease Finance Corporation or C.I.T. Leasing Corporation.

“Seventh Leased Aircraft” — the A319-100 aircraft delivered to the Buyer pursuant to a binding, long-term lease agreement having a base term of five (5) years or longer entered into between the Buyer and International Lease Finance Corporation on or before signature of the Agreement, which is in addition to the six (6) Leased Aircraft from International Lease Finance Corporation.

“Eighth Leased Aircraft” — the A319-100 aircraft delivered to the Buyer pursuant to a binding, long-term lease agreement having a base term of five (5) years or longer to be entered into between the Buyer and International Lease Finance Corporation no later than thirty (30) day’s following signature of the Agreement, which is in addition to the six (6) Leased Aircraft from International Lease Finance Corporation and the Seventh Leased Aircraft.

References to Leased Aircraft will be deemed to [***] for the purposes of [***].

Provided that nothing contained herein [***]

2.	[***] FOR LEASED AIRCRAFT

2.1	[***] — Leased Aircraft

[***].

2.2	[***]

As set forth in Subparagraph 2.1 of this Letter Agreement, [***].

[***].

[***].

3.	[***]

[***].

4.	[***] FOR LEASED AIRCRAFT

It is understood and agreed by the parties, that, with respect to the Leased Aircraft, (i) [***] ([***]) [***] and (ii) [***] of [***].

5.	LEASED AIRCRAFT [***]

[***].

6.	[***]

[***] to the extent [***].

7.	APPLICABILITY OF [***]

7.1	[***] provided to the Buyer pursuant to [***].

7.2	The second sentence of the second paragraph of Clause [***] of the Agreement is hereby superseded and replaced by the following quoted text.

QUOTE

[***].

UNQUOTE

8.	ASSIGNMENT

Except as otherwise provided in Letter Agreement No. 10 to the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.

Very truly yours,
AVSA, S.A.R.L.

By:

Its:

Accepted and Agreed:

ATLANTIC COAST AIRLINES

By:

Its:

LETTER AGREEMENT NO. 10

As of April 1, 2004

Atlantic Coast Airlines
45200 Business Court
Dulles, VA 20166

Re:	ASSIGNMENTS

Dear Ladies and Gentlemen,

Atlantic Coast Airlines (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of the Agreement, except that if the Agreement and this Letter Agreement (other than provisions of the Agreement incorporated herein by reference) have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement (other than provisions of the Agreement incorporated herein by reference) will govern.

1.	Clause 20

Clause 20 of the Agreement is hereby amended in its entirety and replaced with the following quoted text:

     QUOTE

20.1.	Assignments

20.1.1	Assignments Generally

Subject to the provisions of this Clause 20.1, the Agreement will inure to the benefit of and be binding upon the successors and assigns of the Parties hereto. The Agreement will not be assigned in whole or in part by either Party without the prior written consent of the other Party, such consent not to be unreasonably withheld, except as provided in this Clause 20.1.

20.1.2	Certain Assignments by Buyer

[***], upon prior notice to the Seller:

(a)	The Buyer may assign all of its rights and obligations under the Agreement to any Qualifying Affiliate, subject to the same terms and conditions as are set forth in this Clause 20.1.2. A “Qualifying Affiliate” shall mean an affiliate of the Buyer that meets the following requirements: (1) either (i) the Buyer holds greater than [***] ([***]%) of the stock of the affiliate or (ii greater than [***] ([***]%)of the affiliate and the Buyer are owned by the same party; (2 the affiliate is organized and existing under the laws of the United States or any state thereof; (3) the affiliate has executed an assumption agreement in form and substance reasonably acceptable to the Seller; and (4) the affiliate holds an Air Carrier Certificate issued by the FAA.

(b)	Before tender of delivery of the Aircraft by the Seller, the Buyer may assign (or create a security interest in) the right of the Buyer to purchase an Aircraft for the purchase price specified in Clause 3 of the Agreement and, if desired, together with the rights and obligations of the Buyer pursuant to Clauses 12, 13 and 17 of the Agreement with respect to such Aircraft, to a person or entity that provides debt or equity financing for the purchase of such Aircraft (or any trustee or agent for such a person or entity), pursuant to a purchase agreement assignment in a form customarily accepted by the Seller.

(c)	Upon or after delivery of the Aircraft by the Seller, the Buyer may assign (or create a security interest in) its rights and obligations under Clauses 12, 13 and 17 of the Agreement with respect to an Aircraft to any person or entity who buys such Aircraft or to any person or entity providing debt or equity financing with respect to such Aircraft (or any trustee or agent for such a person or entity), pursuant to a purchase agreement assignment in a form customarily accepted by the Seller.

No assignment (or creation of a security interest) pursuant to this Clause 20.1.2 shall have the effect of releasing Buyer from any obligation or liability under the Agreement, or the Buyer’s guarantor from its guarantee of the Buyer’s obligations under the Agreement, save to the extent of actual performance of Buyer’s obligations under the Agreement by any such assignee.

20.1.3	Reorganization Transactions of Buyer

The Buyer shall be permitted to consolidate with or merge into any other person, or sell, convey, lease, or otherwise transfer all or substantially all of its assets as an entirety (whether in one transaction or a series of transactions) to any person (a “Reorganization Transaction”), if:

(1) the person formed by such consolidation or surviving such merger, or the person who acquires by sale, conveyance, transfer, or lease all or substantially all of the Buyer’s assets as an entirety (the “Successor”) is a citizen of the United

States under 49 U.S.C. § 40102(a)(15) holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to 49 U.S.C. chapter 447;

(2) the Successor, if other than the Buyer, (aa) executes and delivers to the Seller an agreement, in form and substance reasonably satisfactory to the Seller, containing an assumption by the Successor of the due and punctual performance and observance of the Buyer’s obligations under the Agreement, and (bb) makes such filings and recordings as are necessary to evidence such consolidation, merger, sale, conveyance, transfer, or lease;

(3) immediately after giving effect to such transaction, no Termination Event (within the meaning of Clause 21 of the Agreement) shall have occurred and be continuing; and

(4) the Successor delivers to the Seller a certificate, signed on the Successor’s behalf by a responsible officer, stating that the conditions precedent set forth in Paragraphs (1), (2), and (3) above have been complied with, and an opinion of counsel for the Buyer or for the Successor, in form and substance reasonably satisfactory to the Seller, (aa) stating that the agreements entered into to effect such Reorganization Transaction and such assumption agreements have been duly authorized, executed, and delivered by the Successor and that they (and this Agreement as so assumed) constitute legal, valid and binding obligations of the Successor, enforceable in accordance with their terms, (bb) stating that all conditions precedent provided for in sub-clauses (1) (2) (bb) and 4 (aa) above and relating to such Reorganization Transaction have been fulfilled and (cc) containing such other matters as the Seller reasonably requests.

Upon the effectiveness of any such Reorganization Transaction, the Successor, if other than the Buyer, shall succeed to, shall be substituted for, and may exercise every right and power of the Buyer under the Agreement, with the same effect as if the Successor had been named as the Buyer herein. No such sale, conveyance, transfer or lease shall have the effect of releasing the Buyer (or any Successor who has become such under this Clause 20.1.3) from any liability or obligation under the Agreement, or the Buyer’s guarantor from its guarantee of the Buyer’s obligations under the Agreement, save to the extent of actual performance of the Buyer’s obligations under the Agreement by any such Successor.

20.1.4	Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of the Manufacturer, ANACS, any of the Associated Contractors or any Affiliate of the Manufacturer at which or by whom the services to be performed under the Agreement will be performed. The Seller may also designate the Manufacturer, ANACS, any Associated Contractor or any Affiliate of the Manufacturer as the party responsible on behalf of the Seller for providing to the Buyer all or any of the services described in or receiving money due the Seller under the Agreement. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in the Agreement.

20.1.5	Transfer of Rights and Obligations by Seller

If at any time until the date upon which all the obligations and liabilities of the Seller under this Agreement have been discharged, the legal structure or legal form of the Seller is changed and as a consequence thereof the Seller wishes the Buyer to accept the substitution of the Seller by another entity within the restructured Airbus group (or the Seller in its new legal form) (“Newco”) as contemplated below, the Seller will promptly notify the Buyer.

In such event, the Seller may request the Buyer to consent to an agreement between the Seller and Newco whereby the Seller’s rights and obligations under the Agreement are transferred to Newco. No such transaction shall have the effect of releasing Seller from its obligations under the Agreement if the Seller continues to exist as a legal entity. The Buyer agrees that its consent to such agreement will not be unreasonably withheld or delayed.

UNQUOTE

2.	ASSIGNMENT

Except as otherwise provided in Letter Agreement No. 10 to the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,
AVSA, S.A.R.L.
By:
Its:
Date:

Accepted and Agreed

ATLANTIC COAST AIRLINES

By:
Its:

LETTER AGREEMENT NO. 11

As of April 1, 2004

Atlantic Coast Airlines
45200 Business Court
Dulles, VA 20166

Re:	PREDELIVERY PAYMENTS

Dear Ladies and Gentlemen:

Atlantic Coast Airlines (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.	SCHEDULE

Clauses 5.2.1, 5.2.2 and 5.2.3 of the Agreement are cancelled and replaced with the following quoted text:

     QUOTE

5.2.1	Predelivery Payments will be paid by the Buyer to the Seller for each Aircraft. Predelivery Payments are nonrefundable (although amounts equal to Predelivery Payments paid by the Buyer to the Seller with respect to an Aircraft may be paid to the Buyer pursuant to Clause 5.2.4 of the Agreement).

5.2.2	[Intentionally left blank.]

5.2.3	Predelivery Payments for the Aircraft will be paid according to the schedules in Paragraphs 5.2.3.1, 5.2.3.2.1 and 5.2.3.3 [***] indicated.

5.2.3.1	A319 Aircraft

Predelivery Payments for the A319 Aircraft will be paid according to the following schedule [***] indicated:

A319 Predelivery Payment Schedule

PAYMENT NUMBER	PAYMENT DATE	PREDELIVERY PAYMENT
		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

5.2.3.2	A320 Aircraft

5.2.3.2.1	Predelivery Payments for the A320 Aircraft will be paid according to the following schedule in the fixed amounts indicated:

A320 Predelivery Payment Schedule

PAYMENT NUMBER	PAYMENT DATE	PREDELIVERY PAYMENT
		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

5.2.3.2.2	Notwithstanding Paragraph [***], the amount of each Predelivery Payment for each of the [***] the Predelivery Payment due [***] under the schedule set forth in Paragraph [***]. Upon [***] set forth in Paragraph 2.3.1 of Letter Agreement No. 3 to the Agreement, [***] Predelivery Payment due [***] under the schedule set forth in Paragraph 5.2.3.2.1 [***]. Upon [***] the Predelivery Payments [***] under the Predelivery Payment schedule [***] set forth in Paragraph 5.2.3.2.1, and the Predelivery Payments [***] (listed under the column heading of such name) pursuant to the terms of Paragraph 5.2.3.5 below [***] (listed under the column heading of such name) under the Predelivery Payment schedule [***] set forth in Paragraph 5.2.3.2.1.

5.2.3.3	A321 Aircraft

Predelivery Payments for the A321 Aircraft will be paid according to the following schedule in the fixed amounts indicated:

A321 Predelivery Payment Schedule

PAYMENT NUMBER	PAYMENT DATE	PREDELIVERY PAYMENT
		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

5.2.3.4	For [***], any Predelivery Payment for which the “Payment Date” [***]. For [***], any Predelivery Payment for which the “Payment Date” [***].

5.2.3.5	Payment of [***]

5.2.3.5.1	Predelivery Payments [***] according to the schedules provided in Paragraphs 5.2.3.1, 5.2.3.2.1 and 5.2.3.3. However, [***] of the applicable Predelivery Payment in accordance with the schedules in Paragraphs 5.2.3.1, 5.2.3.2.1 and 5.2.3.3, [***] pursuant to Paragraph 5.2.3.5.3. All [***]. It is understood and agreed that [***].

5.2.3.5.2	Each such [***] pursuant to Paragraph 5.2.3.5.1 [***] “Payment Date” (listed under the column heading of such name in the applicable table in Paragraph 5.2.3.1, 5.2.3.2.1 or 5.2.3.3) of the corresponding Predelivery Payment [***] at payment of the [***] payment of such [***].

5.2.3.5.3	In respect of each [***] “Payment Date” (listed under the column heading of such name in the applicable table in Paragraph 5.2.3.1, 5.2.3.2.1 or 5.2.3.3), [***] applicable Payment Date.

UNQUOTE

6.	ASSIGNMENT

Except as otherwise provided in Letter Agreement No. 10 to the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the

Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.

Very truly yours,
AVSA, S.A.R.L.
By:
Its:

Accepted and Agreed

ATLANTIC COAST AIRLINES

By:
Its: